                                                                 Exhibit (17)(c)

                                                           (RIVERSOURCE(R) LOGO)
                                                                     INVESTMENTS

                    PROSPECTUS SUPPLEMENT -- SEPT. 17, 2007*

RiverSource Variable Portfolio - Core Bond Fund (May 1, 2007)       S-6466-99 AA

The Fund's Board of Directors has approved in principle the merger of the Fund into RiverSource Variable Portfolio - Diversified Bond Fund, a fund that seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time. RiverSource Variable Portfolio - Core Bond Fund invests primarily, and RiverSource Variable Portfolio
- Diversified Bond Fund invests at least 50%, in securities included the Lehman Brothers Aggregate Bond Index, which are investment grade and denominated in U.S. dollars. Unlike RiverSource Variable Portfolio - Core Bond Fund, which does not invest in securities rated below investment grade, RiverSource Variable Portfolio - Diversified Bond Fund may invest up to 50% in lower-quality (junk) bonds.

Completion of the merger is subject to approval by shareholders of the Fund. It is currently anticipated that, pending final approval from the Fund's Directors, proxy materials regarding the merger will be distributed to shareholders during the fourth quarter of 2007, and that a meeting of shareholders to consider the merger will be scheduled for the first quarter of 2008.

For more information about RiverSource Variable Portfolio - Diversified Bond Fund, please call 1-888-791-3380 for a prospectus.

S-6466-103 A (9/07)
*    Valid until further notice.

                                                           (RIVERSOURCE(R) LOGO)
                                                                     INVESTMENTS

                   PROSPECTUS SUPPLEMENT -- SEPTEMBER 10, 2007

RiverSource(R) Variable Portfolio -- Income Opportunities Fund
(May 1, 2007)                                                       S-6466-99 AA

EFFECTIVE ON SEPT. 28, 2007:

The Principal Investment Strategies and the Principal Risks sections will be revised as follows:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's assets are invested primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market. These income-producing debt securities include corporate debt securities as well as bank loans. The Fund will purchase only securities rated B or above, or unrated securities believed to be of the same quality. If a security falls below a B rating, the Fund may continue to hold the security. Up to 25% of the Fund may be in foreign investments.

Corporate debt securities in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities. Bank loans (which may commonly be referred to as "floating rate loans"), which are another form of financing, are typically secured, with interest rates that adjust or "float" periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate, such as LIBOR (London Interbank Offered Rate), plus a premium). Secured debt instruments are ordinarily secured by specific collateral or assets of the issuer or borrower such that holders of these instruments will have claims senior to the claims of other parties who hold unsecured instruments.

In pursuit of the Fund's objective, the investment manager (RiverSource Investments, LLC) chooses investments by:

- Analyzing factors such as credit quality, cash flow and price to select the most attractive securities within each sector (for example, identifying securities that have the opportunity to appreciate in value or provide income based on duration, expectations of changes in interest rates or credit quality).

- Seeking broad diversification by allocating investments among various sectors, based on the investment manager's assessment of their economic outlook.

Additionally, for bank loans, the investment manager's process includes a review of the legal documentation supporting the loan, including an analysis of the covenants and the rights and remedies of the lender.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

-    The issuer or the security continues to meet the standards described above.

-    A sector or industry is experiencing change.

-    The interest rate or economic outlook changes.

-    A more attractive opportunity has been identified.

Because the Fund emphasizes high-yield investments, analysis of credit risk is more important in selecting investments than either maturity or duration. While maturity and duration are both closely monitored, neither is a primary factor in the decision making process.

The investment manager may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

S-6466-102 A (9/07)

CREDIT RISK. Credit risk is the risk that the borrower of a loan or the issuer of another debt instrument will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a loan. Rating agencies assign credit ratings to certain loans and other debt securities to indicate their credit risk. The price of a loan or other debt security generally will fall if the borrower or the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the borrower's or the issuer's credit rating or other news affects the market's perception of the borrower's or the issuer's credit risk. If the borrower of a floating rate loan declares or is declared bankrupt, there may be a delay before the Fund can act on the collateral securing the loan, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a floating rate loan adverse to the holders of the loan, such as invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund's performance. If the Fund purchases unrated loans or other debt securities, or if the rating of a loan or security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade loans or securities, commonly called "high-yield" or "junk," may react more to perceived changes in the ability of the borrower or issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade loans or securities have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a floating rate loan could also make it difficult for the Fund to sell the loans at prices approximating the value previously placed on them.

HIGHLY LEVERAGED TRANSACTIONS RISK. The high yield debt instruments in which the Fund invests substantially consist of transactions involving refinancings, recapitalizations, mergers and acquisitions and other financings for general corporate purposes. The Fund's investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" financings), provided that such senior obligations are determined by the Fund's investment manager upon its credit analysis to be a suitable investment by the Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management's taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

IMPAIRMENT OF COLLATERAL RISK. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower's obligations or difficult to liquidate. In addition, the Fund's access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk. Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses. Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

INTEREST RATE RISK. The securities in the Fund are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with the fixed income securities in the Fund: when interest rates rise, the prices of fixed income securities generally fall. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund's net asset value. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.

LIQUIDITY RISK. Liquidity risk is the risk associated from a lack of marketability of securities which may make it difficult or impossible to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans also may trade infrequently on the secondary market. The value of the loan to the Fund may be impaired in the event that the Fund needs to liquidate such loans. Other debt securities in which the Fund invests may be traded in the over-the counter market rather than on an organized exchange and therefore may be more difficult to purchase or sell at a fair price. The inability to purchase or sell floating rate loans and other debt securities at a fair price may have a negative impact on the Fund's performance.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities and floating rate loans. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or declining spreads, the portfolio managers may not be able to reinvest the prepayment proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund's investments are locked in at a lower rate for a longer period of time.

COUNTERPARTY RISK. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

FOREIGN/EMERGING MARKETS RISK. The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners and hostile relations with neighboring countries.

                                                           (RIVERSOURCE(R) LOGO)
                                                                     INVESTMENTS

                  PROSPECTUS SUPPLEMENT -- DATED AUG. 13, 2007*

FUND                                                          DATE         FORM #
----                                                          ----         ------
RiverSource  Diversified Bond Fund                       Oct. 30, 2006   S-6495-99 Z
RiverSource Variable Portfolio - Diversified Bond Fund   May 1, 2007     S-6466-99 AA

Effective July 12, 2007, the Principal Investment Strategy section for RiverSource Diversified Bond Fund and RiverSource Variable Portfolio - Diversified Bond Fund was revised as follows:

Under normal market conditions, the Fund invests at least 80% of its net assets in bonds and other debt securities. At least 50% of the Fund's net assets will be invested in securities like those included in the Lehman Brothers Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. Although the Fund emphasizes high- and medium-quality debt securities, it will assume some credit risk to achieve higher yield and/or capital appreciation by buying lower-quality (junk) bonds. Up to 25% of the Fund's net assets may be invested in foreign investments, which may include investments in emerging markets. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

The rest of this section remains the same.

S-6466-101 A (8/07)
*    Valid until April 30, 2008.

                                                           (RIVERSOURCE(R) LOGO)
                                                                     INVESTMENTS
                              PROSPECTUS SUPPLEMENT

                               Dated July 30, 2007

RiverSource(R) Variable Portfolio -- High Yield Bond Fund (May 1, 2007) S-6466-99 AA

EFFECTIVE ON OCT. 1, 2007:

The Principal Investment Strategies and the Principal Risks sections will be revised as follows:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its net assets in high-yield debt instruments (commonly referred to as "junk"). These high yield debt instruments include corporate debt securities as well as bank loans rated below investment grade by a nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality. Up to 25% of the Fund may be invested in high yield debt instruments of foreign issuers. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

Corporate debt securities in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities. Bank loans (which may commonly be referred to as "floating rate loans"), which are another form of financing, are typically secured, with interest rates that adjust or "float" periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate, such as LIBOR (London Interbank Offered Rate), plus a premium). Secured debt instruments are ordinarily secured by specific collateral or assets of the issuer or borrower such that holders of these instruments will have claims senior to the claims of other parties who hold unsecured instruments.

In pursuit of the Fund's objectives, the investment manager (RiverSource Investments, LLC) aggressively seeks to earn a high total return, choosing investments by:

-    Reviewing interest rate and economic forecasts.

- Reviewing credit characteristics and capital structures of companies, including an evaluation of any outstanding bank loans or corporate debt securities a company has issued, its relative position in its industry, and its management team's capabilities.

-    Identifying companies that:

     - have medium and low quality ratings or, in the investment manager's opinion, have similar qualities to companies with medium or low quality ratings, even though they are not rated, or have been given a different rating by a rating agency,

     -    have growth potential, or

     - have the potential to increase in value as their credit ratings improve.

- Buying debt instruments that are expected to outperform other debt instruments.

Additionally, for bank loans, the investment manager's process includes a review of the legal documentation supporting the loan, including an analysis of the covenants and the rights and remedies of the lender.

In evaluating whether to sell an investment, the investment manager considers, among other factors, whether:

-    The interest rate or economic outlook changes.

-    A sector or industry is experiencing change.

-    A security's rating is changed.

-    The security is overvalued relative to alternative investments.

- The company no longer meets the investment manager's performance expectations.

-    The investment manager wishes to lock in profits.

-    The investment manager identifies a more attractive opportunity.

- The issuer or the security continues to meet the other standards described above.

The investment manager may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

S-6466-98 A (7/07)

PRINCIPAL RISKS

This Fund is designed for long-term investors with above-average risk tolerance. This Fund has a higher potential for volatility and loss of principal. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objectives. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CREDIT RISK. Credit risk is the risk that the borrower of a loan or the issuer of another debt instrument will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a loan. Rating agencies assign credit ratings to certain loans and other debt securities to indicate their credit risk. The price of a loan or other debt security generally will fall if the borrower or the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the borrower's or the issuer's credit rating or other news affects the market's perception of the borrower's or the issuer's credit risk. If the borrower of a floating rate loan declares or is declared bankrupt, there may be a delay before the Fund can act on the collateral securing the loan, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a floating rate loan adverse to the holders of the loan, such as invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund's performance. If the Fund purchases unrated loans or other debt securities, or if the rating of a loan or security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade loans or securities, commonly called "high-yield" or "junk," may react more to perceived changes in the ability of the borrower or issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade loans or securities have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a floating rate loan could also make it difficult for the Fund to sell the loans at prices approximating the value previously placed on them.

HIGHLY LEVERAGED TRANSACTIONS RISK. The high yield debt instruments in which the Fund invests substantially consist of transactions involving refinancings, recapitalizations, mergers and acquisitions and other financings for general corporate purposes. The Fund's investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" financings), provided that such senior obligations are determined by the Fund's investment manager upon its credit analysis to be a suitable investment by the Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management's taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

IMPAIRMENT OF COLLATERAL RISK. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower's obligations or difficult to liquidate. In addition, the Fund's access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk.

Hedging Risk. Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains.

Correlation Risk. Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Liquidity Risk. Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity.

Leverage Risk. Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

INTEREST RATE RISK. The securities in the Fund are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with the fixed income securities in the Fund: when interest rates rise, the prices of fixed income securities generally fall. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund's net asset value. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.

LIQUIDITY RISK. Liquidity risk is the risk associated from a lack of marketability of securities which may make it difficult or impossible to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans also may trade infrequently on the secondary market. The value of the loan to the Fund may be impaired in the event that the Fund needs to liquidate such loans. Other debt securities in which the Fund invests may be traded in the over-the counter market rather than on an organized exchange and therefore may be more difficult to purchase or sell at a fair price. The inability to purchase or sell floating rate loans and other debt securities at a fair price may have a negative impact on the Fund's performance.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities and floating rate loans. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or declining spreads, the portfolio managers may not be able to reinvest the prepayment proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund's investments are locked in at a lower rate for a longer period of time.

COUNTERPARTY RISK. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

FOREIGN/EMERGING MARKETS RISK. The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners and hostile relations with neighboring countries.

                                                           (RIVERSOURCE(R) LOGO)
                                                                     INVESTMENTS

                     PROSPECTUS SUPPLEMENT -- JULY 16, 2007*

RiverSource Variable Portfolio Funds For RiverSource Variable Portfolio-Small
Cap Value Fund (May 1, 2007)                                        S-6466-99 AA

For RiverSource Variable Portfolio-Small Cap Value Fund -- The "Principal Investment Strategies" section has been revised as follows:

Under normal market conditions, at least 80% of the Fund's net assets are invested in small cap companies. Small cap companies are those that have a market capitalization, at the time of investment, of up to $2.5 billion or that fall within the range of the Russell 2000(R) Value Index. At June 30, 2007, the range of the Russell 2000 Value Index was between $15 million and $4.7 billion. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

RiverSource Investments serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadvisers, Donald Smith & Co., Inc. (Donald Smith), Franklin Portfolio Associates LLC (Franklin Portfolio Associates), Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley), River Road Asset Management, LLC (River Road) and Denver Investment Advisors LLC (Denver Investment Advisors) (the Subadvisers), which provide day-to-day management for the Fund. Each of the Subadvisers acts independently of the others and uses its own methodology for selecting investments. Each of the Subadvisers employs an active investment strategy that focuses on small companies in an attempt to take advantage of what are believed to be undervalued securities.

In selecting investments for the Fund, each of the Subadvisers looks for well-capitalized small companies that it believes are undervalued. Although this strategy seeks to identify companies with market capitalizations in the range of the Russell 2000 Value Index, the Fund may hold or buy stock in a company that is not included in the Russell 2000 Value Index.

DONALD SMITH

Donald Smith employs a strict bottom-up approach that seeks to invest in stocks of out-of-favor companies selling below tangible book value. Donald Smith looks for companies in the bottom decile of price-to-tangible book value ratios and with a positive outlook for earnings potential over the next 2-4 years. Donald Smith screens about 10,000 companies from various databases. Those companies that meet the criteria are added to the proprietary Watch List, which contains a list of 300 names of low price/tangible book value stocks. From this Watch List, Donald Smith chooses the most attractive 30-50 names after completing its in-depth research.

Donald Smith will sell a stock when it appreciates rapidly, if a better idea is found, or if fundamentals deteriorate.

FRANKLIN PORTFOLIO ASSOCIATES

Franklin Portfolio Associates' investment process is predicated on the belief that it can consistently differentiate between undervalued and overvalued securities. As a result, Franklin Portfolio Associates emphasizes stock selection in the process and limits the over or under exposure to sectors and other factors. Franklin Portfolio Associates uses over 40 measures, including relative value, future value, fundamental momentum, long-term growth, price action and management signals, to determine a stock's attractiveness. As with any investment process, there is no assurance of success.

In order to make legitimate comparisons between stocks that have different characteristics such as industry, style and capitalization, Franklin Portfolio Associates applies a process called Peer Group Relativization to remove certain industry and style effects that can distort a fair comparison across a wide universe of securities. The individual measures are then blended together using a proprietary approach to determine a single score of attractiveness. Using this single score, Franklin Portfolio Associates will rank a universe of over 3,500 stocks from most attractive down to least attractive and group them into deciles. Decile #1 are stocks Franklin Portfolio Associates believes are the most undervalued in the marketplace and most likely to appreciate at a higher rate.

Stocks that fall below the median ranking are automatic sell candidates and the proceeds are reinvested in stocks from the top deciles in the ranking system.

S-6466-94 A (7/07)
Valid until next update
*    Destroy April 29, 2008

BARROW, HANLEY

Barrow, Hanley uses a value-added proprietary research process to select small capitalization, low-expectation stocks. This process is directed toward the discovery of companies in which the value of the underlying business is significantly greater than the market price. This difference in the valuation is referred to as a "value gap." The value gap is typically indicated by below average P/E ratios (on normalized earnings), above average free cash flow yields, as well as better than market levels of internal growth and return on capital.

Barrow, Hanley screens the universe of roughly 1,600 companies that possess characteristics desired by Barrow, Hanley. The result is a "Prospect List" of approximately 150 companies on which the Barrow, Hanley small cap team undertakes fundamental analysis. Firsthand fundamental research is the foundation of Barrow, Hanley's qualitative analysis. The assumptions and forecasts developed by Barrow, Hanley are installed in two real-time models used to ensure consistency and discipline in the investment process -- the Cash Flow Yield Model and the Relative Return Model. Stocks that appear undervalued on both models are candidates for purchase. New investment candidates are evaluated against existing holdings and those holdings with the smallest remaining value gap are considered for sale. Barrow, Hanley will construct its portion of the Fund's portfolio from the bottom up, one security at a time. Portfolio holdings will average approximately 35 stocks with an average weighting of 3% to 5%.

RIVER ROAD

River Road selects stocks one at a time based solely on that stock's individual, fundamental merits. River Road's security analysis is conducted in-house and focuses on identifying the most attractive companies that best meet River Road's five critical stock characteristics. The first characteristic is that a security be priced at a discount to the assessment of the firm's Absolute Value. The second characteristic is an attractive business model. River Road seeks to invest in companies with sustainable, predictable, and understandable business models. The third characteristic is shareholder-oriented management. River Road seeks capable, honest management teams with proven experience and a willingness to assume a material stake in their business. Thus, River Road looks for management ownership, stock buybacks, accretive transactions, and dividend raises/initiations. The fourth characteristic is financial strength. River Road seeks companies with attractive cash flow, reasonable debt, and/or undervalued assets on the balance sheet, such as real estate, patents or license. The fifth characteristic River Road looks for is companies with limited Wall Street research coverage, as these stocks often have considerable discovery value and tend to exhibit lower volatility.

There are three general circumstances in which River Road will sell a security:

- Position size exceeds risk management guidelines (a holding will be sold when it achieves price target or becomes too large in the portfolio);

- Declining fundamentals (a stock will be sold if its fundamentals turn negative, and/or gives reason to believe it will not achieve River Road's expectations within an acceptable level of risk); and

-    Unacceptable losses accumulate.

DENVER INVESTMENT ADVISORS

Denver Investment Advisors' investment strategy is based on three factors: 1) positive free cash flow and an attractive valuation relative to free cash flow;
2) effective use by management of free cash flow; and 3) a dividend-paying emphasis. Free cash flow is the cash available for the company to create value for shareholders after all cash expenses, taxes and maintenance capital investments are made. The style employs a quantitative model to identify opportunities in the investment universe; however, the process emphasizes independent fundamental research and modeling to analyze securities.

The initial universe consists of dividend-paying public companies within the market capitalization range of the Russell 2000 Value Index. Denver Investment Advisors screens this universe with a proprietary, sector-based multi-factor model that incorporates seven factors per sector. The screen aims to identify stocks that are not only inexpensive, but also have fundamentals (revenues, margins, and asset turnover) that are showing early signs of improvement. The most attractively ranked stocks are candidates for fundamental analysis.

Denver Investment Advisors uses independent fundamental research to identify companies where it believes the early fundamental improvement in free cash flow is sustainable and not yet recognized by the market. The proprietary fundamental model uses three separate approaches to establish intrinsic value: 1) discounted free cash flow analysis; 2) returns-based peer analysis; and 3) cash flow returns and reinvestment opportunities. The greatest weight is placed on the free cash flow valuation. Denver Investment Advisors seeks a 25-30% discount to intrinsic value. In general, stocks with more potential upside are given higher weight.

There are four reasons in which Denver Investments Advisors will sell a stock:

-    Estimate of intrinsic value is reached;

-    Changes in fundamentals violate original investment thesis;

-    More attractive investment ideas are developed; and

-    Stock appreciates out of our market-cap parameters.

For RiverSource Variable Portfolio-Small Cap Value Fund, the information under the "Management" section regarding the Subadvisers for the Fund has been revised as follows:

RiverSource Investments selects, contracts with and compensates the Subadvisers to manage the investment of the Fund's assets. RiverSource Investments monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board. RiverSource Investments, subject to Board approval, decides the proportion of Fund's assets to be managed by each Subadviser and may change these proportions at any time.

The Subadvisers manage a portion of the Fund's assets based upon their experience in managing funds with investment goals and strategies substantially similar to those of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with RiverSource Investments' determination of the allocation that is in the best interests of the Fund's shareholders.

DONALD SMITH

Donald Smith, which has served as Subadviser to the Fund since March 2004, is located at 152 West 57th Street, 22nd Floor, New York, New York. Donald Smith, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. Donald Smith only has one line of business and thus is able to devote all of its time to managing client assets. This allows portfolio managers to conduct focused, detailed fundamental analysis of companies they invest in. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Donald Smith are:

- Donald G. Smith, Chief Investment Officer. Mr. Smith has been with Donald Smith since 1980. He began his career as an analyst with Capital Research Company. He later became Director, Vice President and Portfolio Manager of Capital Guardian Trust Company. In 1980, Mr. Smith accepted the responsibility of Chief Investment Officer of Home Insurance Company and President of Home Portfolio Advisors, Inc., which he bought in 1983 and changed the name to Donald Smith & Co., Inc. Mr. Smith received a BS in finance and accounting from the University of Illinois, an MBA from Harvard University and a JD from UCLA Law School.

- Richard L. Greenberg, CFA, is Senior Portfolio Manager and Director of Research. Mr. Greenberg has been with Donald Smith since 1981. Mr. Greenberg began his investment career at Home Insurance Company as an industry analyst, focusing primarily on the metals, banking and housing sectors. Mr. Greenberg graduated Phi Beta Kappa from SUNY (Binghamton) with a BA in psychology and received his MBA from Wharton Business School.

FRANKLIN PORTFOLIO ASSOCIATES

Franklin Portfolio Associates, which has served as Subadviser to the Fund since March 2004, is located at One Boston Place, 34th Floor, Boston, Massachusetts. Franklin Portfolio Associates, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. Franklin Portfolio Associates is an indirect wholly-owned subsidiary of Mellon Financial Corporation. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Franklin Portfolio Associates are:

- John S. Cone, CFA, Chief Executive Officer, President and Portfolio Manager. Mr. Cone received a BA in economics from Rice University and a MS from Krannert Graduate School of Management at Purdue University where he was honored as a Krannert Associates Fellow. Mr. Cone has an extensive background in computer modeling and quantitative methods. He is a member of the Boston Security Analyst Society, Chicago Quantitative Alliance, and the Q Group. Additionally, he is on the Advisory Board of the Center for Computational Finance and Economic Systems at Rice University.

- Michael F. Dunn, CFA. Mr. Dunn received a BS in mathematics and linguistics from Yale University. Prior to joining Franklin Portfolio Associates, he was responsible for quantitative research and development at Wellington Management Company and previously managed domestic index and derivative portfolios internally for the IBM Retirement Fund.

- Oliver E. Buckley, Chief Investment Officer. Mr. Buckley received a BS degree in mathematical sciences and an MS in engineering-economic systems both from Stanford University. He received an MBA from the University of California at Berkeley. Prior to joining Franklin Portfolio Associates, Oliver was responsible for research in the Structured Products Group at INVESCO. He also previously served as a portfolio manager at Martingale Asset Management and spent five years at BARRA as the manager of Equity Consulting Services.

- Kristin J. Crawford. Ms. Crawford received a BA in computer science and mathematics from Smith College and an Executive MBA from Suffolk University. Before joining Franklin Portfolio Associates, Kristin was Project Leader for equity development at Standish, Ayer & Wood, and was previously a software developer at The Boston Company Asset Management.

- Langton (Tony) C. Garvin, CFA, Senior Vice President and Portfolio Manager. Mr. Garvin holds his BS from the Skidmore College and an MA from the University of Massachusetts. He also completed postgraduate coursework at the Massachusetts Institute of Technology. He joined Franklin Portfolio Associates in 2004. Prior to joining Franklin Portfolio Associates, he was a portfolio manager at Batterymarch Financial Management. He also previously served as portfolio manager and quantitative analyst at Grantham, Mayo, Van Otterloo and Company and was a consultant at Independence Investment Associates and held responsibilities related to data analysis at Nichols Research Corporation. Mr. Garvin belongs to the Boston Security Analysts Society.

- Patrick M. Slattery, CFA, Vice President/Portfolio Manager. Mr. Slattery received his BA in biology, BS in economics, and MSE in computer science from the University of Pennsylvania. Prior to joining Franklin Portfolio Associates, he was a Senior Vice President at Independence Investment LLC where he was a portfolio manager and quantitative researcher. At Independence he gained extensive experience in the design, development, and maintenance of the technical infrastructure and software applications used to support quantitative research and portfolio management. Mr. Slattery also has software development and application expertise from his time with Edgewater Technology, Inc. and Bachman Information Systems, Inc. He is currently a member of the Boston Security Analysts Society.

BARROW, HANLEY

Barrow, Hanley, which has served as Subadviser to the Fund since March 2004, is located at 2200 Ross Avenue, 31st Floor, Dallas, Texas. Barrow, Hanley, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. Barrow, Hanley is an independent-operated subsidiary of Old Mutual Asset Management (US) group of companies. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Barrow, Hanley are:

- James S. McClure, CFA and Portfolio Manager. Mr. McClure joined Barrow, Hanley as a Principal in 1995 where he established the small cap strategy. Mr. McClure serves as co-portfolio manager of Barrow, Hanley's Small Cap Value Equity strategy and has 35 years of experience managing small cap portfolios. Mr. McClure has a BA and an MBA from the University of Texas.

- John P. Harloe, CFA and Portfolio Manager. Mr. Harloe joined Barrow, Hanley as a Principal in 1995 where he established the small cap strategy. Mr. Harloe serves as co-portfolio manager of Barrow, Hanley's Small Cap Value Equity strategy and has 31 years of experience managing small cap portfolios. Mr. Harloe has a BA and MBA from the University of South Carolina.

RIVER ROAD

River Road, which has served as Subadviser to the Fund since April 2006, is located at 462 South Fourth Street, Suite 1600, Louisville, Kentucky. River Road, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with RiverSource Investments. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to River Road are:

- James C. Shircliff, CFA, Chief Executive Officer, Chief Investment Officer. Mr. Shircliff serves as lead portfolio manager for River Road's Small Cap Value and Equity Income Portfolios. Prior to co-founding River Road, Mr. Shircliff served as EVP, Portfolio Manager and Director of Research for SMC Capital, Inc. Mr. Shircliff has more than 34 years of investment management experience. He started his career in 1973 as a research analyst for First Kentucky Trust, where he later served as Director of Research. In 1983, he joined Oppenheimer Management Company as a special situations analyst and, later, Portfolio Manager for Oppenheimer's Target Fund. In 1986, Mr. Shircliff joined Southeastern Asset Management (Longleaf Funds) as Partner, Portfolio Manager and Director of Research. In 1997, he joined SMC Capital, Inc. where he launched River Road's Small Cap Value and Dynamic Equity Income Portfolios. Mr. Shircliff received his BS in finance from the University of Louisville.

- R. Andrew Beck, President, Senior Portfolio Manager. Mr. Beck serves as President of River Road, where he is responsible for managing the firm's day-to-day operations. Mr. Beck serves as portfolio co-manager for River Road's Small Cap Value Portfolio. Prior to co-founding River Road, Mr. Beck served as senior research analyst and later, SVP and Portfolio Manager for SMC Capital, Inc. Prior to joining SMC Capital, Inc., he held senior-level positions in the manufacturing and media industries. Mr. Beck received his BS in finance from the University of Louisville and his MBA from the F.W. Olin School at Babson College.

- Henry W. Sanders, CFA, Senior Portfolio Manager. Mr. Sanders serves as Senior Portfolio Manager for River Road. In this role, Mr. Sanders is responsible for Co-Managing the firm's Small Cap Value and Equity Income portfolios. Mr. Sanders has 18 years of investment management experience. Prior to co-founding River Road Asset Management, Mr. Sanders served as Senior Vice President and Portfolio Manager for Commonwealth SMC. Mr. Sanders has also formerly served as President of Bridges Capital Management, Vice President of PRIMCO Capital Management, and adjunct Professor Finance and Economics at Bellarmine University. Mr. Sanders earned the Chartered Financial Analyst designation (CFA) in 1992. He received his B.A. in Business Administration from Bellarmine University and MBA from Boston College.

DENVER INVESTMENTS ADVISORS

Denver Investments Advisors, which has served as Subadviser to the Fund since July 2007, is located at 1225 17th Street, 26th Floor, Denver, CO. Denver Investments Advisors, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with RiverSource Investments. The research analysts on the Small-Cap Value team listed below are responsible for the day-to-day management of the portion of the Fund allocated to Denver Investments Advisors. These individuals are further supported by dedicated research analysts who all may recommend purchase and sell decisions for the Fund. Every new investment is presented to the Small-Cap Value team, which reviews investment ideas to determine whether that potential investment is attractive and compatible with the Fund's investment objective. The Small-Cap Value Team typically seeks to reach consensus on all investment decisions.

     - Kris Herrick, CFA, Partner, Director of Value Research. Mr. Herrick joined Denver Investment Advisors' Value Strategies team in 2000. He has nine years of investment experience. Prior to joining Denver Investment Advisors LLC, Mr. Herrick worked as an analyst with Jurika and Voyles. He earned both a B.A. and a B.S. from the University of Northern Colorado. Mr. Herrick holds the Chartered Financial Analyst designation and is a member of the CFA Society of Colorado.

     - Troy Dayton, CFA, Partner, Research Analyst. Mr. Dayton joined Denver Investment Advisors as a Research Analyst with the Value Strategies team in 2002. He has 11 years of investment experience. Prior to joining the firm, he was an Equity Research Analyst with Jurika and Voyles, as well as an Analyst at Dresdner RCM Global Investors. He also worked as a Trading Support Officer for Citibank's Global Asset Management Department in London, England. Mr. Dayton earned his B.S. degree from Colorado State University. Mr. Dayton holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Colorado.

     - Mark Adelmann, CFA, C.P.A., Partner, Research Analyst. Mr. Adelmann joined the Value Strategies team in 1995. He has 25 years of professional experience. Prior to joining Denver Investment Advisors, Mr. Adelmann worked with Deloitte & Touche for 14 years in auditing and financial reporting. He received his B.S. from Oral Roberts University and is a Certified Public Accountant. Mr. Adelmann is a Chartered Financial Analyst charterholder and a member of the CFA Institute and the CFA Society of Colorado.

     - Derek Anguilm, CFA, Partner, Research Analyst. Mr. Anguilm joined Denver Investment Advisors in 2000. He has eight years of investment experience. Prior to joining Denver Investment Advisors, he was a research assistant at EVEREN Securities. Mr. Anguilm earned a B.S. in Finance at Metropolitan State College of Denver. Mr. Anguilm holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Colorado.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

                                                           (RIVERSOURCE(R) LOGO)
                                                                     INVESTMENTS

PROSPECTUS SUPPLEMENT -- JUNE 20, 2007*

RiverSource Variable Portfolio Funds

For RiverSource Variable Portfolio-Mid Cap Growth Fund   (May 1, 2007) S-6466-99
AA

For RiverSource Variable Portfolio-Mid Cap Growth Fund, the information under the "Management" section regarding the Portfolio Managers for the Fund has been revised as follows:

Portfolio Manager(s). The portfolio managers responsible for the day-to-day management of the Fund are:

John K. Schonberg, CFA, Senior Portfolio Manager

-    Managed the Fund since 2006.

-    Equity Team Leader.

-    Joined RiverSource Investments in 1997.

-    Began investment career in 1988.

-    BS, University of Nebraska.

Sam Murphy, Associate Portfolio Manager

-    Managed the Fund since 2007.

- Employed by RiverSource Investments from 1999-2002; returned to RiverSource Investments in 2006 as a Senior Research Analyst.

-    Began investment career in 1989.

-    MBA, University of Pennsylvania, Wharton School of Business.

Mike Marzolf, Associate Portfolio Manager

-    Managed the Fund since 2007.

-    Joined RiverSource Investments in 2007 as an Associate Portfolio Manager.

-    Began investment career in 1998.

-    BS, University of St. Thomas.

S-6466-92 A (6/07)
Valid until next update
*    Destroy April 29, 2008

Prospectus                                                 (RIVERSOURCE(R) LOGO)
                                                                     INVESTMENTS

RiverSource(R)
Variable Portfolio Funds

Prospectus May 1, 2007

RiverSource(R)Variable Portfolio - Balanced Fund
RiverSource(R)Variable Portfolio - Cash Management Fund
RiverSource(R)Variable Portfolio - Core Bond Fund
RiverSource(R)Variable Portfolio - Diversified Bond Fund
RiverSource(R)Variable Portfolio - Diversified Equity Income Fund
RiverSource(R)Variable Portfolio - Emerging Markets Fund
RiverSource(R)Variable Portfolio - Fundamental Value Fund
RiverSource(R)Variable Portfolio - Global Bond Fund
RiverSource(R)Variable Portfolio - Global Inflation Protected Securities Fund RiverSource(R)Variable Portfolio - Growth Fund
RiverSource(R)Variable Portfolio - High Yield Bond Fund
RiverSource(R)Variable Portfolio - Income Opportunities Fund
RiverSource(R)Variable Portfolio - International Opportunity Fund
RiverSource(R)Variable Portfolio - Large Cap Equity Fund
RiverSource(R)Variable Portfolio - Large Cap Value Fund
RiverSource(R)Variable Portfolio - Mid Cap Growth Fund
RiverSource(R)Variable Portfolio - Mid Cap Value Fund
RiverSource(R)Variable Portfolio - S&P 500 Index Fund
RiverSource(R)Variable Portfolio - Select Value Fund
RiverSource(R)Variable Portfolio - Short Duration U.S. Government Fund RiverSource(R)Variable Portfolio - Small Cap Advantage Fund
RiverSource(R)Variable Portfolio - Small Cap Value Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus may contain information on Funds not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

THESE SECURITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR AN AFFILIATE OF ANY BANK, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER AGENCY OF THE UNITED STATES, OR ANY BANK OR AN AFFILIATE OF ANY BANK; AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF VALUE.

NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS

THE RIVERSOURCE VARIABLE PORTFOLIO FUNDS .................................    4P
RIVERSOURCE VARIABLE PORTFOLIO - BALANCED FUND ...........................    4P
Objective ................................................................    4p
Principal Investment Strategies ..........................................    4p
Principal Risks ..........................................................    5p
Past Performance .........................................................    7p
Management ...............................................................    8p
RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND ....................    9P
Objective ................................................................    9p
Principal Investment Strategies ..........................................    9p
Principal Risks ..........................................................    9p
Past Performance .........................................................   10p
RIVERSOURCE VARIABLE PORTFOLIO - CORE BOND FUND ..........................   11P
Objective ................................................................   11p
Principal Investment Strategies ..........................................   11p
Principal Risks ..........................................................   11p
Past Performance .........................................................   13p
Management ...............................................................   14p
RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND ...................   15P
Objective ................................................................   15p
Principal Investment Strategies ..........................................   15p
Principal Risks ..........................................................   15p
Past Performance .........................................................   17p
Management ...............................................................   18p
RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND ..........   19P
Objective ................................................................   19p
Principal Investment Strategies ..........................................   19p
Principal Risks ..........................................................   19p
Past Performance .........................................................   21p
Management ...............................................................   22p
RIVERSOURCE VARIABLE PORTFOLIO - EMERGING MARKETS FUND ...................   23P
Objective ................................................................   23p
Principal Investment Strategies ..........................................   23p
Principal Risks ..........................................................   24p
Past Performance .........................................................   25p
Management ...............................................................   26p
RIVERSOURCE VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND ..................   27P
Objective ................................................................   27p
Principal Investment Strategies ..........................................   27p
Principal Risks ..........................................................   27p
Past Performance .........................................................   28p
Management ...............................................................   28p
RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL BOND FUND ........................   29P
Objective ................................................................   29p
Principal Investment Strategies ..........................................   29p
Principal Risks ..........................................................   29p
Past Performance .........................................................   31p
Management ...............................................................   32p
RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES
   FUND ..................................................................   33P
Objective ................................................................   33p
Principal Investment Strategies ..........................................   33p
Principal Risks ..........................................................   33p
Past Performance .........................................................   35p
Management ...............................................................   36p
RIVERSOURCE VARIABLE PORTFOLIO - GROWTH FUND .............................   37P
Objective ................................................................   37p
Principal Investment Strategies ..........................................   37p
Principal Risks ..........................................................   37p
Past Performance .........................................................   38p
Management ...............................................................   38p
RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND ....................   39P
Objective ................................................................   39p
Principal Investment Strategies ..........................................   39p
Principal Risks ..........................................................   39p
Past Performance .........................................................   41p
Management ...............................................................   42p
RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND ...............   43P
Objective ................................................................   43p
Principal Investment Strategies ..........................................   43p
Principal Risks ..........................................................   43p
Past Performance .........................................................   45p
Management ...............................................................   46p
RIVERSOURCE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND ..........   47P
Objective ................................................................   47p
Principal Investment Strategies ..........................................   47p
Principal Risks ..........................................................   48p
Past Performance .........................................................   49p
Management ...............................................................   50p
RIVERSOURCE VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND ...................   51P
Objective ................................................................   51p
Principal Investment Strategies ..........................................   51p
Principal Risks ..........................................................   51p
Past Performance .........................................................   52p
Management ...............................................................   53p
RIVERSOURCE VARIABLE PORTFOLIO - LARGE CAP VALUE FUND ....................   54P
Objective ................................................................   54p
Principal Investment Strategies ..........................................   54p
Principal Risks ..........................................................   54p
Past Performance .........................................................   55p
Management ...............................................................   55p
RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND .....................   56P
Objective ................................................................   56p
Principal Investment Strategies ..........................................   56p
Principal Risks ..........................................................   56p
Past Performance .........................................................   57p
Management ...............................................................   57p


2P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND ......................   58P
Objective ................................................................   58p
Principal Investment Strategies ..........................................   58p
Principal Risks ..........................................................   58p
Past Performance .........................................................   59p
Management ...............................................................   60p
RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND ......................   61P
Objective ................................................................   61p
Principal Investment Strategies ..........................................   61p
Principal Risks ..........................................................   61p
Past Performance .........................................................   62p
Management ...............................................................   63p
RIVERSOURCE VARIABLE PORTFOLIO - SELECT VALUE FUND .......................   64P
Objective ................................................................   64p
Principal Investment Strategies ..........................................   64p
Principal Risks ..........................................................   64p
Past Performance .........................................................   65p
Management ...............................................................   66p
RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND .....   68P
Objective ................................................................   68p
Principal Investment Strategies ..........................................   68p
Principal Risks ..........................................................   68p
Past Performance .........................................................   70p
Management ...............................................................   71p
RIVERSOURCE VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND ................   72P
Objective ................................................................   72p
Principal Investment Strategies ..........................................   72p
Principal Risks ..........................................................   72p
Past Performance .........................................................   73p
Management ...............................................................   74p
RIVERSOURCE VARIABLE PORTFOLIO - SMALL CAP VALUE FUND ....................   75P
Objective ................................................................   75p
Principal Investment Strategies ..........................................   75p
Principal Risks ..........................................................   76p
Past Performance .........................................................   77p
Management ...............................................................   78p
FEES AND EXPENSES ........................................................   80P
OTHER INVESTMENT STRATEGIES AND RISKS ....................................   82P
FUND MANAGEMENT AND COMPENSATION .........................................   83P
BUYING AND SELLING SHARES ................................................   86P
Valuing Fund Shares ......................................................   86p
Purchasing Shares ........................................................   86p
Transferring/Selling Shares ..............................................   86p
Market Timing ............................................................   86p
DISTRIBUTIONS AND TAXES ..................................................   87P
FINANCIAL HIGHLIGHTS .....................................................   88P


                           RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 3P

THE RIVERSOURCE VARIABLE PORTFOLIO FUNDS

References to "Fund" throughout this prospectus refer to RiverSource Variable Portfolio - Balanced Fund, RiverSource Variable Portfolio - Cash Management Fund, RiverSource Variable Portfolio - Core Bond Fund, RiverSource Variable Portfolio - Diversified Bond Fund, RiverSource Variable Portfolio - Diversified Equity Income Fund, RiverSource Variable Portfolio - Emerging Markets Fund, RiverSource Variable Portfolio - Fundamental Value Fund, RiverSource Variable Portfolio - Global Bond Fund, RiverSource Variable Portfolio - Global Inflation Protected Securities Fund, RiverSource Variable Portfolio - Growth Fund, RiverSource Variable Portfolio - High Yield Bond Fund, RiverSource Variable Portfolio - Income Opportunities Fund, RiverSource Variable Portfolio - International Opportunity Fund, RiverSource Variable Portfolio - Large Cap Equity Fund, RiverSource Variable Portfolio - Large Cap Value Fund, RiverSource Variable Portfolio - Mid Cap Growth Fund, RiverSource Variable Portfolio - Mid Cap Value Fund, RiverSource Variable Portfolio - S&P 500 Index Fund, RiverSource Variable Portfolio -Select Value Fund, RiverSource Variable Portfolio - Short Duration U.S. Government Fund, RiverSource Variable Portfolio - Small Cap Advantage Fund and RiverSource Variable Portfolio - Small Cap Value Fund, singularly or collectively as the context requires.

A Fund may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Each Fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The performance results of each Fund may differ significantly from any publicly-traded retail mutual fund.

PLEASE REMEMBER THAT YOU MAY NOT BUY (NOR WILL YOU OWN) SHARES OF A FUND DIRECTLY. YOU INVEST BY BUYING A VARIABLE ANNUITY CONTRACT OR LIFE INSURANCE POLICY AND ALLOCATING YOUR PURCHASE PAYMENTS TO THE VARIABLE SUBACCOUNT OR VARIABLE ACCOUNT (THE SUBACCOUNTS) THAT INVESTS IN THE FUND.

RIVERSOURCE VARIABLE PORTFOLIO - BALANCED FUND

OBJECTIVE

The Fund seeks maximum total investment return through a combination of capital growth and current income. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a combination of common and preferred stocks, bonds and other debt securities. Under normal market conditions, at least 50% of the Fund's total assets are invested in common stocks and no less than 25% of the Fund's total assets are invested in debt securities. Although the Fund emphasizes high- and medium-quality securities for the debt portion of its portfolio, it may buy lower-quality (junk) bonds. The Fund may invest up to 25% of its total assets in foreign investments.

In pursuit of the Fund's objective, the investment manager, RiverSource Investments, LLC (RiverSource Investments or investment manager), chooses equity investments by seeking to:

- Identify a variety of large, well-established companies whose underlying fundamentals are stable or are anticipated to become stable, or whose fundamentals are improving.

-    Identify stocks that are undervalued:

     - because they have one or more valuation ratios, such as price-to-earnings or price-to-cash flow, that are low relative to the general market, or have a yield that exceeds the market;

     - because one or more of their valuation ratios are low relative to historical levels for the stock;

     - because one or more of their valuation ratios or other financial measures make that stock attractive relative to its peers; or

     - because they are undervalued relative to their intrinsic value, as identified by the investment manager.

In evaluating whether to sell an equity security, the investment manager considers factors including, among others, whether:

-    The security is overvalued relative to other potential investments.

-    The security has reached the investment manager's price objective.

- The company has met the investment manager's earnings and/or growth expectations.

- Potential losses, due to factors such as a market down-turn, can be minimized.

In pursuit of the Fund's objective, the investment manager chooses debt investments by:

- Evaluating the debt portion of the portfolio's total exposure to sectors, industries and securities relative to the Lehman Brothers Aggregate Bond Index (the Index).

- Analyzing factors such as credit quality, interest rate outlook and price to select the most attractive securities within each sector.

- Targeting an average duration for the debt portion of the portfolio within one year of the duration of the Index which, as of March 31, 2007 was 4.5 years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a five-year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.


4P  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

In evaluating whether to sell a debt security, the investment manager considers, among other factors:

- The debt portion of the portfolio's total exposure to sectors, industries and securities relative to the Index.

-    Whether a security's rating is changed or is vulnerable to a change.

-    Whether a sector or industry is experiencing change.

-    Changes in the interest rate or economic outlook.

-    Whether the investment manager identifies a more attractive opportunity.

The investment manager may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade bonds.

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses. Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

FOREIGN RISK. The following are all components of foreign risk:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.


                           RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 5P

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

INTEREST RATE RISK. The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.


6P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

                   RIVERSOURCE VP - BALANCED FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                               (PERFORMANCE GRAPH)

1997   +19.50%
1998   +15.80%
1999   +14.84%
2000    -2.31%
2001   -10.59%
2002   -12.92%
2003   +20.26%
2004    +9.59%
2005    +3.92%
2006   +14.38%

During the period shown in the bar chart, the highest return for a calendar quarter was +15.66% (quarter ended Dec. 31, 1998) and the lowest return for a calendar quarter was -12.37% (quarter ended Sept. 30, 2001).

The Fund's year-to-date return at March 31, 2007 was +0.48%.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2006)

                                                          1 YEAR   5 YEARS   10 YEARS
                                                          ------   -------   --------
RiverSource VP - Balanced Fund                            +14.38%   +6.41%     +6.59%
Russell 1000(R) Value Index
   (reflects no deduction for fees, expenses or taxes)    +22.25%  +10.86%    +11.00%
Lehman Brothers Aggregate Bond Index
   (reflects no deduction for fees, expenses or taxes)     +4.33%   +5.06%     +6.24%
Blended Index
   (reflects no deduction for fees, expenses or taxes)    +14.71%   +8.73%     +9.36%
Lipper Balanced Funds Index                               +11.60%   +6.51%     +7.44%

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Blended Index consists of 60% Russell 1000(R) Value Index and 40% Lehman Brothers Aggregate Bond Index.

The Lipper Balanced Funds Index includes the 30 largest balanced funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.


                           RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 7P

MANAGEMENT

Portfolio Manager(s). The Fund is allocated among equity and fixed income asset classes. Robert Ewing determines the allocations among these asset classes. In addition, Mr. Ewing is responsible for the day-to-day management of the equity portion of the Fund:

Robert Ewing, CFA, Co-Portfolio Manager

-    Managed the equity portion of the Fund since 2002.

-    Joined RiverSource Investments in 2002.

-    Analyst and Portfolio Manager, Fidelity Investments, 1990 to 2002.

-    Began investment career in 1988.

-    BS, Boston College Carroll School of Management.

The portfolio managers responsible for the day-to-day management of the fixed income portion of the Fund are:

Jamie Jackson, CFA, Portfolio Manager

-    Co-managed the Fund since 2003.

-    Leader of the liquid assets sector team.

-    Joined RiverSource Investments in 2003.

- Co-head of U.S. Investment Grade Fixed Income, UBS Global Asset Management, 1997 to 2003.

-    Began investment career in 1988.

-    MBA, Marquette University.

Scott Kirby, Co-Portfolio Manager

-    Co-managed the Fund since 2003.

-    Leader of the structured assets sector team.

- Employed by RiverSource Investments from 1979 to 1985 and from 1987 to present.

-    Began investment career in 1979.

-    MBA, University of Minnesota.

Tom Murphy, CFA, Portfolio Manager

-    Co-managed the Fund since 2003.

-    Leader of the investment grade corporate bond sector team.

-    Joined RiverSource Investments in 2002.

- Managing Director and Portfolio Manager, BlackRock Financial Management, in 2002, and various positions at Zurich Scudder from 1992 to 2002.

-    Began investment career in 1986.

-    MBA, University of Michigan.

The fixed income department of RiverSource Investments is divided into six sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. The Fund's portfolio managers lead the teams that specialize in the sectors in which the Fund primarily invests, and collectively determine allocation of Fund assets among the sectors.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


8P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND

OBJECTIVE

The Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets primarily are invested in money market instruments, such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit, and commercial paper, including asset-backed commercial paper. The Fund may invest more than 25% of its total assets in U.S. banks, U.S. branches of foreign banks and U.S. government securities. Additionally, the Fund may invest up to 25% of its total assets in U.S. dollar-denominated foreign investments.

Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund's return. The Fund's yield will vary from day-to-day.

The Fund restricts its investments to instruments that meet certain maturity and quality standards required by the Securities and Exchange Commission (SEC) for money market funds. For example, the Fund:

- Invests substantially in securities rated in the highest short-term rating category, or deemed of comparable quality by the investment manager, RiverSource Investments.

-    Limits its average portfolio maturity to ninety days or less.

-    Buys obligations with remaining maturities of 397 days or less.

- Buys only obligations that are denominated in U.S. dollars and present minimal credit risk.

In pursuit of the Fund's objective, the investment manager chooses investments by:

- Considering opportunities and risks given current interest rates and anticipated interest rates.

- Purchasing securities based on the timing of cash flows in and out of the Fund.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

- The issuer's credit rating declines or the investment manager expects a decline (the Fund, in certain cases, may continue to own securities that are down-graded until the investment manager believes it is advantageous to sell).

-    Political, economic, or other events could affect the issuer's performance.

-    The investment manager identifies a more attractive opportunity.

- The issuer or the security continues to meet the other standards described above.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Although the Fund's share price has remained constant in the past, THE FUND CANNOT GUARANTEE THAT IT WILL ALWAYS BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CONCENTRATION RISK. Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk. For example, if the Fund concentrates its investments in banks, the value of these investments may be adversely affected by economic or regulatory developments in the banking industry.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual.

REINVESTMENT RISK. The risk that the Fund will not be able to reinvest income or principal at the same rate it currently is earning.


                           RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 9P

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing the variability of performance.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

                RIVERSOURCE VP - CASH MANAGEMENT FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                               (PERFORMANCE GRAPH)

1997   +5.16%
1998   +5.14%
1999   +4.73%
2000   +5.83%
2001   +3.74%
2002   +1.14%
2003   +0.51%
2004   +0.74%
2005   +2.61%
2006   +4.49%

During the period shown in the bar chart, the highest return for a calendar quarter was +1.49% (quarter ended Sept. 30, 2000) and the lowest return for a calendar quarter was +0.09% (quarter ended Sept. 30, 2003).

The Fund's year-to-date return at March 31, 2007 was +1.19%.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2006)

                                        1 YEAR   5 YEARS   10 YEARS
                                        ------   -------   --------
RiverSource VP - Cash Management Fund   +4.49%    +1.89%    +3.40%

YIELD INFORMATION

For current 7-day yield information, call (888) 791-3380.


10P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RIVERSOURCE VARIABLE PORTFOLIO - CORE BOND FUND

OBJECTIVE

The Fund seeks to provide shareholders with a high total return through current income and capital appreciation. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in bonds and other debt securities. Although the Fund is not an index fund, it invests primarily in securities like those included in the Lehman Brothers Aggregate Bond Index (the Index) which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. The Fund will not invest in securities rated below investment grade, although it may hold securities that have been downgraded. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager, RiverSource Investments, chooses investments by:

- Evaluating the portfolio's total exposure to the sectors, industries and securities relative to the Index.

- Analyzing factors such as credit quality, interest rate outlook and price to select the most attractive securities within each sector (for example, identifying securities that have the opportunity to appreciate in value or provide income based on duration, expectations of changes in interest rates or credit quality).

- Targeting an average portfolio duration within one year of the duration of the Index which, as of March 31, 2007, was 4.5 years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a five year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

The Fund's investment process employs risk controls that are designed to maintain risk levels to be comparable to the Index. These controls include review of effective duration and limitation on sector allocations, industry concentration and the size of individual positions.

In evaluating whether to sell a security, the investment manager considers, among other factors:

- The portfolio's total exposure to the sectors, industries and securities relative to the Index.

-    Whether a security's rating has changed or is vulnerable to a change.

-    Whether a sector or industry is experiencing change.

-    Changes in the interest rate or economic outlook.

-    Identification of a more attractive opportunity.

The investment manager may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 11P

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses. Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

INTEREST RATE RISK. The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.


12P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

                   RIVERSOURCE VP - CORE BOND FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                               (PERFORMANCE GRAPH)

2005   +1.78%
2006   +3.82%

During the periods shown in the bar chart, the highest return for a calendar quarter was +3.49% (quarter ended Sept. 30, 2006) and the lowest return for a calendar quarter was -0.65% (quarter ended Sept. 30, 2005).

The Fund's year-to-date return as of March 31, 2007 was +1.36%.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2006)

                                                         1 YEAR   SINCE INCEPTION
                                                         ------   ---------------
RiverSource VP - Core Bond Fund                          +3.82%      +2.94%(a)
Lehman Brothers Aggregate Bond Index
   (reflects no deduction for fees, expenses or taxes)   +4.33%      +3.52%(b)
Lipper Intermediate Investment Grade Index               +4.47%      +3.50%(b)

(a)  Inception date is Feb. 4, 2004.

(b)  Measurement period started Feb. 1, 2004.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities.

The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Intermediate Investment Grade Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 13P

MANAGEMENT

Portfolio Manager(s). The portfolio managers responsible for the day-to-day management of the Fund are:

Jamie Jackson, CFA, Portfolio Manager

-    Co-managed the Fund since 2004.

-    Leader of the liquid assets sector team.

-    Joined RiverSource Investments in 2004.

- Co-head of U.S. Investment Grade Fixed Income, UBS Global Asset Management, 1997 to 2003.

-    Began investment career in 1988.

-    MBA, Marquette University.

Scott Kirby, Portfolio Manager

-    Co-managed the Fund since 2004.

-    Leader of the structured assets sector team.

- Employed by RiverSource Investments from 1979 to 1985 and from 1987 to the present.

-    Began investment career in 1979.

-    MBA, University of Minnesota.

Tom Murphy, CFA, Portfolio Manager

-    Co-managed the Fund since 2004.

-    Leader of the investment grade corporate bond sector team.

-    Joined RiverSource Investments in 2002.

- Managing Director and Portfolio Manager, BlackRock Financial Management, 2002; various positions, Zurich Scudder, 1992 to 2002.

-    Began investment career in 1986.

-    MBA, University of Michigan.

The fixed income department of RiverSource Investments is divided into six sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. The Fund's portfolio managers lead the teams that specialize in the sectors in which the Fund primarily invests, and collectively determine allocation of Fund assets among the sectors.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


14P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND

OBJECTIVE

The Fund seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in bonds and other debt securities. At least 50% of the Fund's net assets will be invested in securities like those included in the Lehman Brothers Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. Although the Fund emphasizes high- and medium-quality debt securities, it will assume some credit risk to achieve higher yield and/or capital appreciation by buying lower-quality (junk) bonds. The Fund may invest up to 15% of its net assets in foreign investments, which may include investments in emerging markets. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

The selection of debt obligations is the primary decision in building the investment portfolio. In pursuit of the Fund's objective, the investment manager, RiverSource Investments, chooses investments by:

- Evaluating the portfolio's total exposure to sectors, industries and securities relative to the Index.

- Analyzing factors such as credit quality, interest rate outlook and price to select the most attractive securities within each sector.

- Investing in lower-quality (junk) bonds and foreign investments as attractive opportunities arise.

- Targeting an average portfolio duration within one year of the duration of the Index which, as of March 31, 2007, was 4.5 years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a five-year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

In evaluating whether to sell a security, the investment manager considers, among other factors:

-    Identification of more attractive investments based on relative value.

- The portfolio's total exposure to sectors, industries and securities relative to the Index.

-    Whether a security's rating has changed or is vulnerable to a change.

-    Whether a sector or industry is experiencing change.

-    Changes in the interest rate or economic outlook.

The investment manager may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade bonds.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 15P

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses. Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

INTEREST RATE RISK. The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.


16P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

               RIVERSOURCE VP - DIVERSIFIED BOND FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                               (PERFORMANCE GRAPH)

1997   +8.83%
1998   +1.51%
1999   +1.70%
2000   +5.41%
2001   +7.67%
2002   +5.53%
2003   +4.48%
2004   +4.48%
2005   +2.12%
2006   +4.41%

During the period shown in the bar chart, the highest return for a calendar quarter was +3.77% (quarter ended Sept. 30, 1997) and the lowest return for a calendar quarter was -2.99% (quarter ended Sept. 30, 1998).

The Fund's year-to-date return at March 31, 2007 was +1.41%.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2006)

                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
RiverSource VP - Diversified Bond Fund                   +4.41%    +4.20%    +4.59%
Lehman Brothers Aggregate Bond Index
   (reflects no deduction for fees, expenses or taxes)   +4.33%    +5.06%    +6.24%
Lipper Intermediate Investment Grade Index               +4.47%    +4.93%    +5.87%

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Intermediate Investment Grade Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 17P

MANAGEMENT

Portfolio Manager(s). The portfolio managers responsible for the day-to-day management of the Fund are:

Jamie Jackson, CFA, Portfolio Manager

-    Co-managed the Fund since 2003.

-    Leader of the liquid assets sector team.

-    Joined RiverSource Investments in 2003.

- Co-head of U.S. Investment Grade Fixed Income, UBS Global Asset Management, 1997 to 2003.

-    Began investment career in 1988.

-    MBA, Marquette University.

Scott Kirby, Portfolio Manager

-    Co-managed the Fund since 2003.

-    Leader of the structured assets sector team.

- Employed by RiverSource Investments from 1979 to 1985 and from 1987 to the present.

-    Began investment career in 1979.

-    MBA, University of Minnesota.

Tom Murphy, CFA, Portfolio Manager

-    Co-managed the Fund since 2002.

-    Leader of the investment grade corporate bond sector team.

-    Joined RiverSource Investments in 2002.

- Managing Director and Portfolio Manager, BlackRock Financial Management, 2002; various positions, Zurich Scudder, 1992 to 2002.

-    Began investment career in 1986.

-    MBA, University of Michigan.

Nicholas Pifer, CFA, Portfolio Manager

-    Co-managed the Fund since 2003.

-    Leader of the global sector team.

-    Joined RiverSource Investments in 2000.

-    Fixed Income Portfolio Manager, Investment Advisers, Inc., 1997 to 2000.

-    Began investment career in 1990.

-    MA, Johns Hopkins University School of Advanced International Studies.

Jennifer Ponce de Leon, Portfolio Manager

-    Co-managed the Fund since 2003.

-    Leader of the high yield sector team.

-    Joined RiverSource Investments in 1997.

-    Began investment career in 1989.

-    MBA, De Paul University.

The fixed income department of RiverSource Investments is divided into six sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. The Fund's portfolio managers lead the teams that specialize in the sectors in which the Fund primarily invests, and collectively determine allocation of Fund assets among the sectors.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


18P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND

OBJECTIVE

The Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital. Because any investment involves risk, achieving these objectives cannot be guaranteed. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in dividend-paying common and preferred stocks. The Fund may invest up to 25% of its total assets in foreign investments. The Fund can invest in any economic sector, and, at times, it may emphasize one or more particular sectors. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager, RiverSource Investments, chooses equity investments by seeking to:

-    Identify stocks that are selling at low prices in relation to:

     -    current and projected earnings;

     -    current and projected dividends; and

     -    historic price levels.

-    Identify companies with moderate growth potential based on:

     -    effective management, as demonstrated by overall performance, and

     -    financial strength.

-    Identify companies with dividend-paying stocks.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

-    The security is overvalued relative to alternative investments.

-    The security has reached the investment manager's price objective.

- The company has met the investment manager's earnings and/or growth expectations.

- The company or the security continues to meet the other standards described above.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

FOREIGN RISK. The following are all components of foreign risk:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 19P

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

SECTOR RISK. If a fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular sectors. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.


20P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

           RIVERSOURCE VP - DIVERSIFIED EQUITY INCOME FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                               (PERFORMANCE GRAPH)

2000    -0.78%
2001    +2.14%
2002   -19.03%
2003   +41.16%
2004   +18.20%
2005   +13.50%
2006   +19.75%

During the period shown in the bar chart, the highest return for a calendar quarter was +22.69% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -21.04% (quarter ended Sept. 30, 2002).

The Fund's year-to-date return at March 31, 2007 was +1.03%.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2006)

                                                          1 YEAR   5 YEARS   SINCE INCEPTION
                                                         -------   -------   ---------------
RiverSource VP - Diversified Equity Income Fund          +19.75%   +12.92%      +9.58%(a)
Russell 1000(R) Value Index
   (reflects no deduction for fees, expenses or taxes)   +22.25%   +10.86%      +8.31%(b)
Lipper Equity Income Funds Index                         +18.40%    +8.28%      +6.50%(b)

(a)  Inception date is Sept. 15, 1999.

(b)  Measurement period started Oct. 1, 1999.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Equity Income Funds Index includes the 30 largest equity income funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 21P

MANAGEMENT

Portfolio Manager(s). The portfolio managers responsible for the day-to-day management of the Fund are:

Warren Spitz, Senior Portfolio Manager

-    Managed the Fund since 2000.

-    Joined RiverSource Investments in 2000 as a Senior Portfolio Manager.

-    Portfolio Manager, Prudential Global Asset Management, 1987 to 2000.

-    Began investment career in 1984.

-    MBA, Wharton School, University of Pennsylvania.

Steve Schroll, Portfolio Manager

-    Managed the Fund since 2003.

-    Joined RiverSource Investments in 1998 as a Senior Security Analyst.

- Senior Equity Analyst, Piper Jaffray, 1988 to 1998; Equity Analyst, First Asset Management, 1985 to 1988; Equity Analyst, Dain Rauscher, 1981 to 1985.

-    Began investment career in 1981.

-    MBA, University of Minnesota.

Laton Spahr, CFA, Portfolio Manager

-    Managed the Fund since 2003.

-    Joined RiverSource Investments in 2001 as a Security Analyst.

- Sector Analyst, Holland Capital Management, 2000 to 2001; Statistical Research Intern, Friess Associates, 1998 to 1999.

-    Began investment career in 1998.

-    MS, University of Wisconsin, Applied Security Analysis Program.

Paul Stocking, Associate Portfolio Manager

-    Managed the Fund since 2006.

-    Joined RiverSource Investments in 1995 as a Senior Equity Analyst.

-    Vice President, JP Morgan Securities, 1987 to 1995; Investment Banking.

-    Began investment career in 1987.

-    MBA, University of Chicago.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


22P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RIVERSOURCE VARIABLE PORTFOLIO - EMERGING MARKETS FUND

OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets are primarily invested in equity securities of emerging markets companies. Emerging markets are countries characterized as developing or emerging by either the World Bank or the United Nations. Under normal market conditions, at least 80% of the Fund's net assets will be invested in securities of companies that are located in emerging market countries, or that earn 50% or more of their total revenues from goods or services produced in emerging markets countries or from sales made in emerging markets countries. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

RiverSource Investments serves as the investment manager to the Fund and is responsible for oversight of the subadviser, Threadneedle International Limited (Threadneedle), an indirect wholly-owned subsidiary of Ameriprise Financial, Inc.

Threadneedle chooses investments by:

- Deploying an integrated approach to equity research that incorporates regional analyses, a global sector strategy, and stock specific perspectives.

- Conducting detailed research on companies in a consistent strategic and macroeconomic framework.

- Looking for catalysts of change and identifying the factors driving markets, which will vary over economic and market cycles.

- Implementing rigorous risk control processes that seek to ensure that the risk and return characteristics of the Fund's portfolio are consistent with established portfolio management parameters.

Using the global sector strategy, the Fund's portfolio management team constructs the portfolio by selecting geographic regions in which to invest and by investing in most of the stocks on two core lists of holdings, the Largest Companies List and the Preferred List. In addition, the portfolio will hold other securities selected by the portfolio management team. These discretionary holdings will typically make up a much smaller portion of the Fund.

- The Largest Companies List includes the largest stocks in the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index. Threadneedle's research on regions, sectors, and specific companies is used to determine recommended weightings for each stock.

- The Preferred List includes the stocks not included in the Largest Companies List that represent the best ideas generated by Threadneedle's research area. Stocks on the Preferred List are selected by:

     -    Evaluating the opportunities and risks within regions and sectors;

     -    Assessing valuations; and

     - Evaluating one or more of the following: balance sheets and cash flows, the demand for a company's products or services, its competitive position, or its management.

     The Fund will normally be overweight in the stocks on the Preferred List compared to the benchmark.

- Discretionary holdings are selected by the individual portfolio management team based on the same criteria used to generate the Preferred List. These stocks are assigned ratings based on their perceived ability to outperform within their sector. The team typically selects the highest rated stocks outside the core category.

A number of factors may prompt the portfolio management team to sell securities. A sale may result from a change in the composition of the Fund's benchmark or a change in sector strategy. A sale may also be prompted by factors specific to a stock, such as valuation or company fundamentals.

The Fund will normally have exposure to foreign currencies. The portfolio management team closely monitors the Fund's exposure to foreign currency. From time to time the team may use forward currency transactions or other derivative instruments to hedge against currency fluctuations.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 23P

PRINCIPAL RISKS

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses. Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

FOREIGN/EMERGING MARKETS RISKS. The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the Fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.


24P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

               RIVERSOURCE VP - EMERGING MARKETS FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                               (PERFORMANCE GRAPH)

2001    -1.38%
2002    -5.44%
2003   +40.34%
2004   +24.15%
2005   +33.80%
2006   +33.90%

During the period shown in the bar chart, the highest return for a calendar quarter was +22.84% (quarter ended Dec. 31, 2001) and the lowest return for a calendar quarter was -18.18% (quarter ended Sept. 30, 2001).

The Fund's year-to-date return at March 31, 2007 was +2.92%.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2006)

                                                          1 YEAR   5 YEARS   SINCE INCEPTION
                                                         -------   -------   ---------------
RiverSource VP - Emerging Markets Fund                   +33.90%   +24.17%      +12.07%(a)
MSCI Emerging Markets Index
   (reflects no deduction for fees, expenses or taxes)   +32.59%   +26.97%      +14.12%(b)
Lipper Emerging Markets Funds Index                      +32.07%   +26.94%      +14.15%(b)

(a)  Inception date is May 1, 2000.

(b)  Measurement period started May 1, 2000.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index, an unmanaged market capitalization-weighted index, is designed to measure equity market performance in the global emerging markets. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Emerging Markets Funds Index includes the 30 largest emerging markets funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 25P

MANAGEMENT

RiverSource Investments contracts with and compensates Threadneedle International Limited (Subadviser or Threadneedle) to manage the investment of the Fund's assets. RiverSource Investments monitors the compliance of Threadneedle with the investment objectives and related policies of the Fund, reviews the performance of Threadneedle, and reports periodically to the Board.

Threadneedle manages the Fund's assets based upon its experience managing funds with investment goals and strategies substantially similar to those of the Fund.

THREADNEEDLE

Threadneedle, located at 60 St. Mary Axe, London EC3A 8JQ, England, is an affiliate of RiverSource Investments, and an indirect wholly-owned subsidiary of Ameriprise Financial, Inc. The portfolio managers who lead the team responsible for the day-to-day management of the Fund are:

Julian A.S. Thompson, Portfolio Manager

-    Managed the Fund since 2000.

-    Joined Threadneedle in 2003.

- Began investment career in 1993 as an Investment Manager for Stewart Ivory, a Scottish investment company, 1993 to 1999. Portfolio Manager, American Express Asset Management International, 1999 to 2003.

-    BA and Ph.D., Magdalene College, Cambridge University.

Jules Mort, Deputy Portfolio Manager

-    Managed the Fund since 2003.

-    Joined Threadneedle in 2001 as a fund manager.

- Began investment career in 1997 as an Analyst and Portfolio Manager, Baillie Gifford & Co., 1997 to 2001.

-    BA (Hons) Oxford University 1996.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


26P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RIVERSOURCE VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND

OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets are primarily invested in equity securities of U.S. companies. Under normal market conditions, the Fund's assets will be invested primarily in companies with market capitalizations of at least $5 billion at the time of the Fund's investment. The Fund may invest in foreign securities.

RiverSource Investments serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadviser, Davis Selected Advisers, L.P. (Davis) (the Subadviser), which provides day-to-day management of the Fund.

Davis conducts extensive research to try to identify businesses that possess characteristics that may foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis seeks to purchase stocks when the market price is less than Davis' estimate of intrinsic value. Intrinsic value depends upon Davis' estimate of the company's ability to generate increasing levels of free cash flow. In evaluating whether to sell a security, Davis considers, among other factors, whether the stock's market price exceeds Davis' estimate of intrinsic value, or if Davis believes the ratio of the risks and rewards of continuing to own the company is no longer attractive.

Davis has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis searches for companies that possess a majority or an appropriate mix of these characteristics:

-    Excellent management.

-    Managers who own stock in their own company.

-    Strong returns on investments of an issuer's capital.

-    A lean expense structure.

-    A dominant or growing market share in a growing market.

-    A proven record as an acquirer.

-    A strong balance sheet.

-    Products or services that are not likely to become obsolete.

-    Successful international operations.

-    Innovation in all aspects of operations.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

FOREIGN RISK. The following are all components of foreign risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times, it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 27P

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

SECTOR RISK. The Subadvisor has historically invested significantly in the financial services sector. The Fund may therefore be more susceptible to the particular risks of the financial services sector than if the Fund were invested in a wider variety of companies in unrelated industries. Components of financial services sector risk include (1) the risk that financial services companies may suffer a setback if regulators change the rules under which they operate; (2) the risk that unstable interest rates, and/or rising interest rates, may have a disproportionate effect on companies in the financial services sector; (3) the risk that financial services companies whose securities the Fund purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; and (4) the risk that the financial services sector has become increasingly competitive.

PAST PERFORMANCE

The bar chart and past performance table are not presented because the Fund has not had a full year of operation. The Fund began operations on May 1, 2006.

When available the Fund intends to compare its performance to the performance of Standard & Poor's 500 Index (S&P 500 Index), the Russell 1000(R) Value Index and the Lipper Large-Cap Value Funds Index.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

MANAGEMENT

RiverSource Investments selects, contracts with and compensates the Subadviser to manage the investment of the Fund's assets. RiverSource Investments monitors the compliance of the Subadviser with the investment objectives and related policies of the Fund, reviews the performance of the Subadviser, and reports periodically to the Board. The Subadviser manages the Fund's assets based upon its experience in managing funds with investment goals and strategies substantially similar to those of the Fund.

DAVIS

Davis, which has served as Subadviser to the Fund since April 2006, is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona.

Davis, subject to the approval of RiverSource Investments, provides day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. The portfolio managers responsible for the day-to-day management of the Fund are:

- Christopher C. Davis, Co-Portfolio Manager. Mr. Davis has been a portfolio manager for the Davis New York Venture Fund since October 1995. Mr. Davis has worked as a research analyst and portfolio manager for Davis since 1989.

- Kenneth C. Feinberg, Co-Portfolio Manager. Mr. Feinberg has been a portfolio manager for Davis New York Venture Fund since May 1998. Mr. Feinberg has worked as a research analyst for Davis since 1994.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


28P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL BOND FUND

OBJECTIVE

The Fund seeks to provide shareholders with high total return through income and growth of capital. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified mutual fund that invests primarily in debt obligations of U.S. and foreign issuers. Under normal market conditions, at least 80% of the Fund's net assets will be invested in investment-grade corporate or government debt obligations, including money market instruments, of issuers located in at least three different countries. Although the Fund emphasizes high- and medium-quality debt securities, it may assume some credit risk in seeking to achieve higher dividends and/or capital appreciation by buying below investment grade bonds (junk bonds). The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager, RiverSource Investments, chooses investments by:

-    Considering opportunities and risks by credit rating and currency.

-    Identifying investment-grade U.S. and foreign bonds.

-    Identifying below investment-grade U.S. and foreign bonds.

- Identifying bonds that can take advantage of currency movements and interest rate differences among nations.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

-    The security is overvalued.

-    The security continues to meet the standards described above.

The investment manager monitors the Fund's exposure to interest rate and foreign currency fluctuations. The investment manager may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, interest rate fluctuations or currency fluctuations, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade bonds.

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 29P

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

DIVERSIFICATION RISK. The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, the Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

FOREIGN/EMERGING MARKETS RISKS. The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

INTEREST RATE RISK. The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.


30P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

                  RIVERSOURCE VP - GLOBAL BOND FUND PERFORMANCE
                           (BASED ON CALENDAR YEARS)

                              (PERFORMANCE GRAPH)

1997    +3.83%
1998    +8.05%
1999    -4.40%
2000    +3.24%
2001    +1.34%
2002   +14.98%
2003   +13.01%
2004   +10.03%
2005    -4.99%
2006    +6.73%

During the period shown in the bar chart, the highest return for a calendar quarter was +7.71% (quarter ended June 30, 2002) and the lowest return for a calendar quarter was -2.94% (quarter ended March 31, 1997).

The Fund's year-to-date return at March 31, 2007 was +1.23%.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2006)

                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
RiverSource VP - Global Bond Fund                        +6.73%    +7.71%    +4.99%
Lehman Brothers Global Aggregate Index
   (reflects no deduction for fees, expenses or taxes)   +6.64%    +7.85%    +5.52%
Lipper Global Income Funds Index                         +7.21%    +7.60%    +5.14%

The Lehman Brothers Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects the reinvestment of all distributions and changes in market prices.

The Lipper Global Income Funds Index includes the 30 largest global income funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 31P

MANAGEMENT

Portfolio Manager(s). The portfolio manager responsible for the day-to-day management of the Fund is:

Nicholas Pifer, CFA, Portfolio Manager

-    Managed the Fund since 2000.

-    Leader of the global sector team.

-    Joined RiverSource Investments in 2000.

-    Fixed Income Portfolio Manager, Investment Advisers, Inc., 1997 to 2000.

-    Began investment career in 1990.

-    MA, Johns Hopkins University School of Advanced International Studies.

The fixed income department of RiverSource Investments is divided into six sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. The Fund's portfolio manager leads the team that specializes in the sector in which the Fund primarily invests.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


32P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND

OBJECTIVE

The Fund seeks to provide shareholders with total return that exceeds the rate of inflation over the long-term. Achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified fund that, under normal market conditions, invests at least 80% of its net assets in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by U.S. and foreign governments, their agencies or instrumentalities, and corporations. The Fund invests only in securities rated investment grade, or, if unrated, deemed to be of comparable quality by the investment manager. Inflation-protected securities are designed to protect the future purchasing power of the money invested in them. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager, RiverSource Investments, makes purchase and sale decisions using proprietary interest rate models and seasoned professional judgment.

- Fund assets will be allocated among different countries and different market sectors (including different government or corporate issuers) and different maturities based on views of the relative value for each sector or maturity. The Fund currently intends to focus on inflation-protected debt securities issued by U.S. or foreign governments.

- Duration and yield curve decisions will be based on quantitative analysis of forward looking interest rate determinants including inflation, real rates, risk premiums and relative supply/demand.

- The Fund will target an average portfolio duration within one year of the duration of a blended index comprised of 50% of the Lehman Brothers U.S. Treasury Inflation Protected Securities (TIPS) Index and 50% of the Lehman Brothers Global Inflation Linked Index (excluding U.S., fully hedged to the U.S. dollar) which, as of March 31, 2007, was 9.06 years on an unadjusted basis, and 6.62 years when adjusted for relative volatility and correlation to traditional government debt securities. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a 5-year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. There is no limitation on the maturities of the instruments the Fund will invest in.

The investment manager may hedge any portion of the non-U.S. dollar denominated securities in the Fund to the U.S. dollar.

The investment manager may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual.

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 33P

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

DIVERSIFICATION RISK. The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, the Fund may be more exposed to the risks of loss and volatility then a fund that invests more broadly.

FOREIGN RISK. The following are all components of foreign risk:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

INFLATION PROTECTED SECURITIES RISK. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of Fund distributions that comes from inflation adjustments.

INTEREST RATE RISK. The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.


34P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

     RIVERSOURCE VP - GLOBAL INFLATION PROTECTED SECURITIES FUND PERFORMANCE
                           (BASED ON CALENDAR YEARS)

                              (PERFORMANCE GRAPH)

2005   +2.80%
2006   +1.19%

During the periods shown in the bar chart, the highest return for a calendar quarter was +3.55% (quarter ended Sept. 30, 2006) and the lowest return for a calendar quarter was -1.84% (quarter ended March 31, 2006).

The Fund's year-to-date return as of March 31, 2007 was +1.07%.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2006)

                                                                     1 YEAR   SINCE INCEPTION
                                                                     ------   ---------------
RiverSource VP - Global Inflation Protected Securities Fund          +1.19%      +2.98%(a)
Lehman Brothers Global Inflation Linked Index
   (reflects no deduction for fees, expenses or taxes)               +1.24%      +4.52%(b)
Lehman Brothers U.S. Treasury Inflation Protected Securities Index
   (reflects no deduction for fees, expenses or taxes)               +0.48%      +2.60%(b)
Blended Index (reflects no deduction for fees, expenses or taxes)    +0.86%      +3.56%(b)

(a)  Inception date is Sept. 13, 2004.

(b)  Measurement period started Oct. 1, 2004.

The Lehman Brothers Global Inflation Linked Index is an unmanaged index that measures the performance of the inflation protected securities issued in countries around the world, including the United States, the United Kingdom, Canada, Sweden, and France. The index reflects reinvestment of all distributions and changes in market prices.

The Lehman Brothers U.S. Treasury Inflation Protected Securities Index is an unmanaged index that measures the performance of the inflation protected obligations of U.S. Treasury. The index reflects reinvestment of all distributions and changes in market prices.

The Blended Index consists of 50% Lehman Brothers Global Inflation Linked Index (excluding U.S., fully hedged to the U.S. dollar) and 50% Lehman Brothers U.S. Treasury Inflation Protected Securities Index.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 35P

MANAGEMENT

Portfolio Manager(s). The portfolio managers responsible for the day-to-day management of the Fund are:

Jamie Jackson, CFA, Portfolio Manager

-    Co-managed the Fund since 2004.

-    Leader of the liquid assets sector team.

-    Joined RiverSource Investments in 2003.

- Co-head of U.S. Investment Grade Fixed Income, UBS Global Asset Management, 1997 to 2003.

-    Began investment career in 1988.

-    MBA, Marquette University.

Nicholas Pifer, CFA, Portfolio Manager

-    Co-managed the Fund since 2005.

-    Leader of the global sector team.

-    Joined RiverSource Investments in 2000.

-    Fixed Income Portfolio Manager, Investment Advisers, Inc., 1997 to 2000.

-    Began investment career in 1990.

-    MA, Johns Hopkins University School of Advanced International Studies.

The fixed income department of RiverSource Investments is divided into six sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. The Fund's portfolio managers lead the teams that specialize in the sectors in which the Fund primarily invests, and collectively determine allocation of Fund assets among the sectors in which the Fund primarily invests.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


36P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RIVERSOURCE VARIABLE PORTFOLIO - GROWTH FUND

OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks and securities convertible into common stocks that appear to offer growth opportunities. These growth opportunities could result from new management, market developments, or technological superiority. The Fund may invest up to 25% of its total assets in foreign investments.

In pursuit of the Fund's objective, the investment manager, RiverSource Investments, chooses investments by identifying companies that the investment manager believes have above-average long-term growth potential based, among other factors, on:

-    Management's track record.

-    Financial strength.

-    Competitive market or product position.

- Technological advantage (more advanced technology or proven technology advantage) over competitors.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

-    The security is overvalued relative to other potential investments.

-    The security has reached the investment manager's price objective.

- The company has met the investment manager's earnings and/or growth expectations.

-    The investment manager identifies a more attractive opportunity.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

FOREIGN RISK. The following are all components of foreign risk:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 37P

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

                    RIVERSOURCE VP - GROWTH FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                              (PERFORMANCE GRAPH)

2000   -19.30%
2001   -30.95%
2002   -26.10%
2003   +21.43%
2004    +8.43%
2005    +8.61%
2006   +11.08%

During the period shown in the bar chart, the highest return for a calendar quarter was +18.16% (quarter ended Dec. 31, 2001) and the lowest return for a calendar quarter was -28.79% (quarter ended Sept. 30, 2001).

The Fund's year-to-date return at March 31, 2007 was +0.33%.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2006)

                                                         1 YEAR   5 YEARS   SINCE INCEPTION
                                                         ------   -------   ---------------
RiverSource VP - Growth Fund                             +11.08%   +3.26%      -3.23%(a)
Russell 1000(R) Growth Index
   (reflects no deduction for fees, expenses or taxes)    +9.07%   +2.69%      -1.71%(b)
Lipper Large-Cap Growth Funds Index                       +4.72%   +2.01%      -2.25%(b)

(a)  Inception date is Sept. 15, 1999.

(b)  Measurement period started Oct. 1, 1999.

The Russell 1000(R) Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.

MANAGEMENT

Portfolio Manager(s). The portfolio manager responsible for the Fund's day-to-day management is:

Nick Thakore, Portfolio Manager

-    Managed the Fund since 2002.

-    Joined RiverSource Investments in 2002.

-    Analyst and Portfolio Manager, Fidelity Investments, 1993 to 2002.

-    Began investment career in 1993.

-    MBA, Wharton School, University of Pennsylvania.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


38P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND

OBJECTIVE

The Fund seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its net assets in high-yielding, high risk corporate bonds (junk bonds). These bonds may be issued by U.S. and foreign companies and governments. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the Fund's investment manager, RiverSource Investments, chooses investments by:

-    Reviewing interest rate and economic forecasts.

-    Reviewing credit characteristics.

-    Identifying securities and/or companies that:

     -    have medium and low quality ratings,

     - have similar qualities to securities or companies with medium or low quality ratings, in the investment manager's opinion, even though they are not rated or have been given a different rating by a rating agency,

     -    have growth potential,

     - have the potential to increase in value as their credit ratings improve.

-    Buying securities that are expected to outperform other securities.

-    Aggressively managing the Fund to earn a high total return.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

     -    The interest rate or economic outlook changes.

     -    A sector or industry is experiencing change.

     -    A security's rating is changed.

     -    The security is overvalued relative to alternative investments.

     - The company does not meet the investment manager's performance expectations.

     -    The investment manager wishes to lock in profits.

     -    The investment manager identifies a more attractive opportunity.

     - The issuer or the security continues to meet the other standards described above.

The investment manager may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

This Fund is designed for long-term investors with above-average risk tolerance. This Fund has a higher potential for volatility and loss of principal. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade bonds.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 39P

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses. Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

INTEREST RATE RISK. The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.


40P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

                RIVERSOURCE VP - HIGH YIELD BOND FUND PERFORMANCE
                           (BASED ON CALENDAR YEARS)

                              (PERFORMANCE GRAPH)

1997   +13.37%
1998    -4.41%
1999    +6.24%
2000    -9.31%
2001    +4.93%
2002    -6.58%
2003   +25.17%
2004   +11.40%
2005    +4.02%
2006   +10.81%

During the period shown in the bar chart, the highest return for a calendar quarter was +8.97% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -9.38% (quarter ended Sept. 30, 1998).

The Fund's year-to-date return at March 31, 2007 was +3.24%.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2006)

                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
RiverSource VP - High Yield Bond Fund                    +10.81%   +8.54%    +5.11%
JP Morgan Global High Yield Index
   (reflects no deduction for fees, expenses or taxes)   +11.45%  +10.79%    +6.88%
Lipper High Current Yield Bond Funds Index               +10.17%   +9.08%    +5.04%

The JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high yield corporate debt market of both developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 41P

MANAGEMENT

Portfolio Manager(s). The portfolio manager responsible for the day-to-day management of the Fund is:

Scott Schroepfer, CFA, Portfolio Manager

-    Managed the Fund since 1999.

-    Member of the high yield sector team.

-    Joined RiverSource Investments in 1990.

-    Began investment career in 1986.

-    MBA, University of Minnesota.

The fixed income department of RiverSource Investments is divided into six sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. Mr. Schroepfer is a member of the team that specializes in the sector in which the Fund primarily invests. The team, led by Jennifer Ponce de Leon, collectively determines portfolio strategy. Ms. Ponce de Leon, who holds an MBA from DePaul University, began her investment career in 1989 and joined RiverSource Investments in 1997. She has been leader of the high yield sector team since 2003.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


42P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND

OBJECTIVE

The Fund seeks to provide shareholders with a high total return through current income and capital appreciation. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's assets are invested primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market. The Fund will purchase only securities rated B or above, or unrated securities believed to be of the same quality. If a security falls below a B rating, the Fund may continue to hold the security.

In pursuit of the Fund's objective, the investment manager, RiverSource Investments, chooses investments by:

- Analyzing factors such as credit quality, cash flow and price to select the most attractive securities within each sector (for example, identifying securities that have the opportunity to appreciate in value or provide income based on duration, expectations or changes in interest rates or credit quality).

- Seeking broad diversification by allocating investments among various sectors, based on the investment manager's assessment of their economic outlook.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

-    The issuer or the security continues to meet the standards described above.

-    A sector or industry is experiencing change.

-    The interest rate or economic outlook changes.

-    A more attractive opportunity has been identified.

Because the Fund emphasizes high-yield investments, analysis of credit risk is more important in selecting investments than either maturity or duration. While maturity and duration are both closely monitored, neither is a primary factor in the decision making process.

The investment manager may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade bonds.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 43P

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses. Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

INTEREST RATE RISK. The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.


44P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

             RIVERSOURCE VP - INCOME OPPORTUNITIES FUND PERFORMANCE
                           (BASED ON CALENDAR YEARS)

                              (PERFORMANCE GRAPH)

2005   +3.33%
2006   +7.98%

During the periods shown in the bar chart, the highest return for a calendar quarter was +3.49% (quarter ended Dec. 31, 2006) and the lowest return for a calendar quarter was -1.24% (quarter ended March 31, 2005).

The Fund's year-to-date return as of March 31, 2007 was +2.73%.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2006)

                                                                      1 YEAR   SINCE INCEPTION
                                                                      ------   ---------------
RiverSource VP - Income Opportunities Fund                            +7.98%      +8.35%(a)
Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index
   (reflects no deduction for fees, expenses or taxes)                +9.27%      +8.77%(b)
Lipper High Current Yield Bond Funds Index                            +10.17%     +9.09%(b)

(a)  Inception date is June 1, 2004.

(b)  Measurement period started June 1, 2004.

The Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 45P

MANAGEMENT

Portfolio Manager(s). The portfolio manager responsible for the day-to-day management of the Fund is:

Brian Lavin, CFA, Portfolio Manager

-    Has managed the Fund since 2004.

-    Member of the high yield sector team.

-    Joined RiverSource Investments in 1994 as a high yield analyst.

-    Began investment career in 1986.

-    MBA, University of Wisconsin - Milwaukee.

The fixed income department of RiverSource Investments is divided into six sector teams each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. Mr. Lavin is a member of the team that specializes in the sector in which the Fund primarily invests. The team, led by Jennifer Ponce de Leon, collectively determines portfolio strategy. Ms. Ponce de Leon, who holds an MBA from DePaul University, began her investment career in 1989 and joined RiverSource Investments in 1997. She has been leader of the high yield sector team since 2003.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


46P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RIVERSOURCE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND

OBJECTIVE

The Fund seeks to provide shareholders with capital appreciation. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets primarily are invested in equity securities of foreign issuers that are believed to offer strong growth potential.

The Fund may invest in developed and in emerging markets.

RiverSource Investments serves as the investment manager to the Fund and is responsible for oversight of the subadviser, Threadneedle International Limited (Threadneedle), an indirect wholly-owned subsidiary of Ameriprise Financial, Inc.

Threadneedle chooses investments by:

- Deploying an integrated approach to equity research that incorporates regional analyses, a global sector strategy, and stock specific perspectives.

- Conducting detailed research on companies in a consistent strategic and macroeconomic framework.

- Looking for catalysts of change and identifying the factors driving markets, which will vary over economic and market cycles.

- Implementing rigorous risk control processes that seek to ensure that the risk and return characteristics of the Fund's portfolio are consistent with established portfolio management parameters.

Threadneedle determines the allocation of the Fund's assets among various regions at a monthly meeting on asset allocation and regional strategy. The allocation is reviewed weekly at a meeting at which all of Threadneedle's regional teams who cover foreign securities are represented.

Using Threadneedle's extensive research, the Fund's portfolio management team constructs the portfolio using two core lists of recommended holdings, the Largest Companies List and the Preferred List. In addition, the portfolio will hold other securities selected by the various regional experts. These discretionary holdings will typically make up a much smaller portion of the Fund.

- The Largest Companies List includes the largest stocks in the Fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index. Threadneedle's research on regions, sectors, and specific companies is used to determine recommended weightings for each stock.

- The Preferred List includes the stocks not included in the Largest Companies List that represent the best ideas generated by Threadneedle's research area. Stocks on the Preferred List are selected by:

     -    Evaluating the opportunities and risks within regions and sectors;

     -    Assessing valuations; and

     - Evaluating one or more of the following: balance sheets and cash flows, the demand for a company's products or services, its competitive position, or its management.

     The Fund will normally be overweight in the stocks on the Preferred List compared to the benchmark.

- Discretionary holdings are selected by the individual portfolio management team based on the same criteria used to generate the Preferred List. These stocks are assigned ratings based on their perceived ability to outperform within their sector. The team typically selects the highest rated stocks outside the core category.

A number of factors may prompt the portfolio management team to sell securities. A sale may result from a change in the composition of the Fund's benchmark or a change in sector strategy. A sale may also be prompted by factors specific to a stock, such as valuation or company fundamentals.

The Fund will normally have exposure to foreign currencies. The portfolio management team closely monitors the Fund's exposure to foreign currency. From time to time the team may use forward currency transactions or other derivative instruments to hedge against currency fluctuations.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 47P

PRINCIPAL RISKS

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses. Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

FOREIGN/EMERGING MARKETS RISKS. The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the Fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.


48P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

          RIVERSOURCE VP - INTERNATIONAL OPPORTUNITY FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                              (PERFORMANCE GRAPH)

1997    +2.73%
1998   +15.82%
1999   +45.63%
2000   -24.93%
2001   -28.69%
2002   -18.25%
2003   +28.07%
2004   +17.41%
2005   +13.86%
2006   +24.17%

During the period shown in the bar chart, the highest return for a calendar quarter was +31.82% (quarter ended Dec. 31, 1999) and the lowest return for a calendar quarter was -21.14% (quarter ended Sept. 30, 2002).

The Fund's year-to-date return at March 31, 2007 was +3.51%.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2006)

                                                          1 YEAR   5 YEARS   10 YEARS
                                                          ------   -------   ---------
RiverSource VP - International Opportunity Fund           +24.17%   +11.69%   +4.89%
MSCI EAFE Index
   (reflects no deduction for fees, expenses or taxes)    +26.86%   +15.43%   +8.06%
Lipper International Large-Cap Core Funds Index           +25.11%   +13.60%   +8.92%


The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper International Large-Cap Core Funds Index includes the 30 largest international large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 49P

MANAGEMENT

RiverSource Investments contracts with and compensates Threadneedle International Limited (Threadneedle) to manage the investment of the Fund's assets. RiverSource Investments monitors the compliance of Threadneedle with the investment objectives and related policies of the Fund, reviews the performance of Threadneedle, and reports periodically to the Board.

Threadneedle manages the Fund's assets based on its experience managing funds with investment goals and strategies substantially similar to those of the Fund.

THREADNEEDLE

Threadneedle, located at 60 St. Mary Axe, London EC3A 8JQ, England, is an affiliate of RiverSource Investments, and an indirect wholly-owned subsidiary of Ameriprise Financial, Inc. The portfolio managers who lead the team responsible for the day-to-day management of the Fund are:

Alex Lyle, Portfolio Manager

-    Head of managed funds.

-    Managed the Fund since 2003.

- Joined Threadneedle in 1994, where he managed the U.K. equity investments for some large insurance clients and has run a wide range of portfolios.

-    Began investment career in 1980.

-    MA, Oxford University.

Dominic Rossi, Portfolio Manager

-    Head of Global Equities.

-    Managed the Fund since 2003.

-    Joined Threadneedle in 1997 as head of Latin American equities.

-    Began investment career in 1986.

-    MBA, City University, London.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


50P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RIVERSOURCE VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND

OBJECTIVE

The Fund seeks capital appreciation. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase. The Fund may invest in income-producing equity securities, such as dividend paying stocks, convertible securities and preferred stocks. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager, RiverSource Investments, will hold both growth and value companies and at times may favor one more than the other based on available opportunities.

When optimizing for growth, the investment manager invests in companies it believes to have above-average long-term growth potential, or technological superiority, and it selects investments based, among other factors, on:

     -    Effective management.

     -    Financial strength.

     -    Competitive market or product position.

     -    Technological advantage relative to other companies.

When optimizing for value, the investment manager invests in companies that appear to be undervalued by various measures or that may be temporarily out of favor, but have good prospects for capital appreciation, and it selects investments based, among other factors, on:

- Identifying a variety of large, well-established companies whose underlying fundamentals are stable, or are anticipated to become stable, or whose fundamentals are improving.

-    Identifying stocks that are undervalued:

     - because they have one or more ratios, such as price-to-earnings or price-to-cash flow, that are low relative to the general market, or have a yield that exceeds the market;

     - because one or more of their valuation ratios are low relative to historical levels for the stock;

     - because one or more of their valuation ratios or other financial measures make that stock attractive relative to its peers; or

     - because they are undervalued relative to their intrinsic value, as identified by the investment manager.

In evaluating whether to sell a security, the investment manager considers factors including, among others whether:

-    The security is overvalued relative to other potential investments.

-    The security has reached the investment manager's price objective.

- The company has met the investment manager's earnings and/or growth expectations.

- Potential losses, due to factors such as a market down-turn, can be minimized.

-    A more attractive opportunity has been identified.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 51P

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

               RIVERSOURCE VP - LARGE CAP EQUITY FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                               (PERFORMANCE GRAPH)

1997   +24.14%
1998   +24.12%
1999   +23.75%
2000   -17.46%
2001   -18.11%
2002   -22.03%
2003   +29.22%
2004    +5.88%
2005    +6.18%
2006   +15.28%

During the period shown in the bar chart, the highest return for a calendar quarter was +26.20% (quarter ended Dec. 31, 1998) and the lowest return for a calendar quarter was -17.27% (quarter ended Sept. 30, 2001). The Fund's year-to-date return at March 31, 2007 was +0.30%.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2006)

                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
RiverSource VP - Large Cap Equity Fund                   +15.28%   +5.48%     +5.34%
Russell 1000(R) Index
   (reflects no deduction for fees, expenses or taxes)   +15.46%   +6.82%     +8.64%
S&P 500 Index
   (reflects no deduction for fees, expenses or taxes)   +15.79%   +6.19%     +8.42%
Lipper Large-Cap Core Funds Index                        +13.39%   +5.00%     +7.27%

The Russell 1000(R) Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices.

The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.


52P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

MANAGEMENT

Portfolio Manager(s). The portfolio managers responsible for the Fund's day-to-day management are:

Robert Ewing, CFA, Portfolio Manager

-    Managed the Fund since 2004.

-    Joined RiverSource Investments in 2002.

- Prior to that, Analyst and Portfolio Manager at Fidelity Investments from 1990 to 2002.

-    Began investment career in 1988.

-    BS, Boston College Carroll School of Management.

Nick Thakore, Portfolio Manager

-    Managed the Fund since 2004.

-    Joined RiverSource Investments in 2002.

- Prior to that, Analyst and Portfolio Manager at Fidelity Investments from 1993 to 2002.

-    Began investment career in 1993.

-    MBA, Wharton School at University of Pennsylvania.

Mr. Thakore provides direct day-to-day management for approximately one-third of the portfolio optimizing for growth. Mr. Ewing provides direct day-to-day management for approximately one-third of the portfolio optimizing for value. Messrs. Ewing and Thakore coordinate day-to-day management of the remainder of the portfolio, allocating approximately one-third of the portfolio among a team of research analysts who select investments in their allocations based on the sectors that they cover. These allocations are generally consistent with the sector weightings of the S&P 500 Index, an unmanaged index of common stocks, but allocations may vary.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 53P

RIVERSOURCE VARIABLE PORTFOLIO - LARGE CAP VALUE FUND

OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of companies with a market capitalization greater than $5 billion. The Fund may also invest in income-producing equity securities, such as preferred stocks. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager, RiverSource Investments, seeks to identify companies that appear to be undervalued by various measures or that may be temporarily out of favor, but have good prospects for capital appreciation. The investment manager selects investments for the Fund by:

- Seeking out a variety of large, well-established companies whose underlying fundamentals are stable, or are anticipated to become stable, or whose fundamentals are improving.

-    Identifying stocks that are undervalued:

     - because they have one or more ratios, such as price-to-earnings or price-to-cash flow, that are low relative to the general market, or have a yield that exceeds the market,

     - because one or more of their valuation ratios are low relative to historical levels for the stock,

     - because one or more of their valuation ratios or other financial measures make that stock attractive relative to its peers, or

     - because they are undervalued relative to their intrinsic value, as identified by the Fund's manager.

In deciding whether to sell a security, the investment manager considers whether:

-    The security has reached the investment manager's price objective.

- The company has met the investment manager's earnings and/or growth expectations.

-    The security is overvalued relative to other potential investments.

-    A more attractive opportunity has been identified.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

ISSUER RISK. An issuer may perform poorly, and, therefore, the value of its stock and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.


54P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

                RIVERSOURCE VP - LARGE CAP VALUE FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                               (PERFORMANCE GRAPH)

2005    +4.53%
2006   +19.07%

During the periods shown in the bar chart, the highest return for a calendar quarter was +7.55% (quarter ended Dec. 31, 2006) and the lowest return for a calendar quarter was -1.11% (quarter ended March 31, 2005).

The Fund's year-to-date return as of March 31, 2007 was -0.05%.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2006)

                                                                                 SINCE
                                                                      1 YEAR   INCEPTION
                                                                      ------   ---------
RiverSource VP - Large Cap Value Fund                                 +19.07%   +11.61%(a)
Russell 1000(R) Value Index
   (reflects no deduction for fees, expenses or taxes)                +22.25%   +14.87%(b)
Lipper Large-Cap Value Funds Index                                    +18.28%   +11.86%(b)

(a)  Inception date is Feb. 4, 2004.

(b)  Measurement period started Feb. 1, 2004.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.

MANAGEMENT

Portfolio Manager(s). The portfolio manager responsible for the day-to-day management of the Fund is:

Robert Ewing, CFA, Portfolio Manager

-    Managed the Fund since 2004.

-    Joined RiverSource Investments in 2002.

-    Analyst and Portfolio Manager, Fidelity Investments, 1990 to 2002.

-    Began investment career in 1988.

-    BS, Boston College Carroll School of Management.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 55P

RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND

OBJECTIVE

The Fund seeks to provide shareholders with growth of capital. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its net assets at the time of purchase in the common stocks of mid-capitalization companies. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy. The investment manager defines mid-cap companies as those whose market capitalization (number of shares outstanding multiplied by the share price) falls within the range of the companies that comprise the Russell Midcap(R) Growth Index (the Index). The market capitalization range of the companies included within the Index was $1.17 billion to $21.5 billion as of March 31, 2007. Over time, the market capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to continue to hold a stock even if the company's market capitalization grows beyond the largest market capitalization of a company within the Index or falls below the market capitalization of the smallest company within the Index.

In pursuit of the Fund's objective, the investment manager, RiverSource Investments, chooses equity investments by, among other things:

-    Analyzing a company's:

     -    management's track record;

     -    financial strength;

     - growth potential (on average a company's expected ability to generate future earnings growth of at least 15% per year), and

     -    competitive market position.

- Identifying sectors with growth potential and weighting purchases in those sectors more heavily.

- Considering market trends and identifying opportunities within multiple industries that offer a desirable risk/reward trade-off for shareholders.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

-    The security is overvalued relative to alternative investments.

- The company has met the investment manager's earnings and/or growth expectations.

- Political, economic, or other events could affect the company's performance.

- The company or the security continues to meet the other standards described above.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

MID-SIZED COMPANY RISK. Investments in mid-sized companies often involve greater risks than investments in larger, more established companies because mid-sized companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in some instances the securities of mid-sized companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.


56P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

                RIVERSOURCE VP - MID CAP GROWTH FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                               (PERFORMANCE GRAPH)

2002   -13.76%
2003   +22.57%
2004    +9.10%
2005   +10.13%
2006    -0.07%

During the period shown in the bar chart, the highest return for a calendar quarter was +12.45% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -13.46% (quarter ended Sept. 30, 2002).

The Fund's year-to-date return at March 31, 2007 was +3.88%.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2006)

                                                                              SINCE
                                                         1 YEAR   5 YEARS   INCEPTION
                                                         ------   -------   ---------
RiverSource VP - Mid Cap Growth Fund                      -0.07%  +4.88%     +4.10%(a)
Russell Midcap(R) Growth Index
   (reflects no deduction for fees, expenses or taxes)   +10.66%  +8.22%     +5.52%(b)
Lipper Mid-Cap Growth Funds Index                        +11.02%  +6.09%     +3.52%(b)

(a)  Inception date is May 1, 2001.

(b)  Measurement period started May 1, 2001.

The Russell Midcap(R) Growth Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000(R) Growth Index. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.

MANAGEMENT

Portfolio Manager(s). The portfolio manager responsible for the day-to-day management of the Fund is:

John K. Schonberg, Portfolio Manager

-    Managed the Fund since 2006.

-    Equity Team Leader/Product Specialist and Interim Leader of Risk
     Management.

-    Joined RiverSource Investments in 1997.

-    Began investment career in 1988.

-    BS, University of Nebraska.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 57P

RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND

OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of medium-sized companies. Medium-sized companies are those whose market capitalizations at the time of purchase fall within the range of the Russell Midcap(R) Value Index. At March 31, 2007, the range of the Index was between $1.17 billion and $21.8 billion. The market capitalization range of the Index is subject to change. Up to 20% of the Fund may be invested in stocks of smaller or larger companies, preferreds, convertibles, or other debt securities. The Fund may invest up to 25% of its total assets in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager, RiverSource Investments, chooses equity investments by seeking to:

- Select companies that are undervalued based on a variety of measures, such as price/earnings ratio, price/book ratio, current and projected earnings, current and projected dividends, and historic price levels.

-    Identify companies with growth potential based on:

     -    effective management, as demonstrated by overall performance, and

     -    financial strength.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

-    The security is overvalued relative to alternative investments.

-    The security has reached the investment manager's price objective.

- The company has met the investment manager's earnings and/or growth expectations.

- The company or the security continues to meet the other standards described above.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

FOREIGN RISK. The following are all components of foreign risk:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.


58P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

MID-SIZED COMPANY RISK. Investments in mid-sized companies often involve greater risks than investments in larger, more established companies because mid-sized companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of mid-sized companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

SECTOR RISK. If a fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular sectors. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

                 RIVERSOURCE VP - MID CAP VALUE FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                               (PERFORMANCE GRAPH)

2006    +15.32%

During the periods shown in the bar chart, the highest return for a calendar quarter was +8.38%. (quarter ended March 31, 2006) and the lowest return for a calendar quarter was -0.71%. (quarter ended Sept. 30, 2006).

The Fund's year-to-date return as of March 31, 2007 was +4.59%.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2006)

                                                                    SINCE
                                                         1 YEAR   INCEPTION
                                                         ------   ---------
RiverSource VP - Mid Cap Value Fund                      +15.32%   +20.44%(a)
Russell Midcap(R) Value Index
   (reflects no deduction for fees, expenses or taxes)   +20.22%   +21.33%(b)
Lipper Mid-Cap Value Funds Index                         +15.66%   +17.96%(b)

(a)  Inception date is May 2, 2005.

(b)  Measurement period started May 1, 2005.

The Russell Midcap(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The stocks in the index are also members of the Russell 1000(R) Value Index. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Mid-Cap Value Funds Index includes the 30 largest mid-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 59P

MANAGEMENT

Portfolio Manager(s). The portfolio managers responsible for the day-to-day management of the Fund are:

Warren Spitz, Senior Portfolio Manager

-    Managed the Fund since 2005.

-    Joined RiverSource Investments in 2000 as a Senior Portfolio Manager.

-    Portfolio Manager, Prudential Global Asset Management, 1987 to 2000.

-    Began investment career in 1984.

-    MBA, Wharton School, University of Pennsylvania.

Steve Schroll, Portfolio Manager

-    Managed the Fund since 2005.

-    Joined RiverSource Investments in 1998 as a Senior Security Analyst.

- Senior Equity Analyst, Piper Jaffray, 1988 to 1998; Equity Analyst, First Asset Management, 1985 to 1988; Equity Analyst, Dain Rauscher, 1981 to 1985.

-    Began investment career in 1981.

-    MBA, University of Minnesota.

Laton Spahr, CFA, Portfolio Manager

-    Managed the Fund since 2005.

-    Joined RiverSource Investments in 2001 as a Security Analyst.

- Sector Analyst, Holland Capital Management, 2000 to 2001; Statistical Research Intern, Friess Associates, 1998 to 1999.

-    Began investment career in 1998.

-    MS, University of Wisconsin, Applied Security Analysis Program.

Paul Stocking, Associate Portfolio Manager

-    Managed the Fund since 2006.

-    Joined RiverSource Investments in 1995 as a Senior Equity Analyst.

-    Vice President, JP Morgan Securities, 1987 to 1995; Investment Banking.

-    Began investment career in 1987.

-    MBA, University of Chicago.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


60P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND

OBJECTIVE

The Fund seeks to provide shareholders with long-term capital appreciation. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to provide investment results that correspond to the total return (the combination of appreciation and income) of large-capitalization stocks of U.S. companies. The Fund invests in common stocks included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500). The S&P 500 is made up primarily of large-capitalization companies that represent a broad spectrum of the U.S. economy. The Fund normally will invest at least 80% of its total assets in securities that are contained in the S&P 500. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

The Fund is not managed according to a traditional method of active investment management. Instead, the Fund follows a passive or indexing investment approach in an attempt to mirror the performance of an index. Keep in mind that an index fund has operating expenses and transaction costs, while an index does not. This means that, while an index fund may track its index closely, it is typically unable to match the performance of the index exactly. While there is no guarantee, the investment manager, RiverSource Investments, expects the correlation between the Fund and the S&P 500 to be at least .95. A correlation of 1.00 means the return of the Fund can be completely explained by the return of the index.

The Fund normally will invest in all stocks in the S&P 500 in roughly the same proportions as their weightings in the index. For example, if 5% of the S&P 500 is made up of a stock of a particular company, the Fund normally will invest approximately 5% of its assets in that company. This strategy is known as "full replication." Although the Fund attempts to replicate the S&P 500, there may be times when the Fund and the index do not match exactly. The investment manager may purchase stocks not included in the S&P 500 when it believes it would be a cost efficient way of approximating the S&P 500 performance to do so, for example, in anticipation of a stock being added to the index.

The investment manager may use various techniques, such as buying and selling options and futures contracts, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. The investment manager will monitor the performance of the Fund against the index and will adjust the Fund's holdings, as necessary, to minimize tracking error. In the event a correlation of .95 or better is not achieved, the Fund's Board of Directors (Board) will consider alternative arrangements.

The Fund may change its target index for a different index if the current index is discontinued or if the Fund's Board believes a different index would better enable the Fund to match the performance of the market segment represented by the current index. The substitute index will measure the same general segment of the market as the current index.

The Fund may hold cash or its equivalent or invest in investment grade short-term fixed income securities. Although index funds, by their nature, tend to be tax-efficient investments, the Fund generally is managed without regard to tax efficiency. In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

-    The security continues to be included in the index.

- Corporate actions have affected the company's security (such as corporate reorganizations, mergers or acquisitions).

-    A company's market weighting otherwise changes with respect to the index.

- Timing of cash flows in and out of the Fund require the investment manager to sell a security.

For more information on investment strategies and the index, please refer to the SAI. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "Standard & Poor's 500(R)" are trademarks of The McGraw-Hill Companies, Inc. These trademarks have been licensed for use by affiliates of Ameriprise Financial, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or any of its subsidiaries or affiliates (the "Licensors") and the Licensors make no representation regarding the advisability of investing in the Fund.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

INDEXING RISK. The Fund is managed to an index and the Fund's performance therefore will rise and fall as the performance of the index rises and falls.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 61P

TRACKING ERROR RISK. The Fund may not track the index perfectly because differences between the index and the Fund's portfolio can cause differences in performance. The investment manager purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the Fund's performance is affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent ant timing of cash flows in and out of the Fund and changes in the index.

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

                 RIVERSOURCE VP - S&P 500 INDEX FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                               (PERFORMANCE GRAPH)

2001   -12.46%
2002   -22.42%
2003   +27.99%
2004   +10.27%
2005    +4.40%
2006   +15.27%

During the period shown in the bar chart, the highest return for a calendar quarter was +15.23% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -17.26% (quarter ended Sept. 30, 2002).

The Fund's year-to-date return at March 31, 2007 was +0.54%.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2006)

                                                         1 YEAR   5 YEARS   SINCE INCEPTION
                                                         ------   -------   ---------------
RiverSource VP - S&P 500 Index Fund                      +15.27%   +5.67%      +0.59%(a)
S&P 500 Index
   (reflects no deduction for fees, expenses or taxes)   +15.79%   +6.19%      +1.30%(b)
Lipper S&P 500 Objective Funds Index                     +15.55%   +5.91%      +1.02%(b)

(a)  Inception date is May 1, 2000.

(b)  Measurement period started May 1, 2000.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper S&P 500 Objective Funds Index includes the 30 largest S&P 500 funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


62P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

MANAGEMENT

Portfolio Manager(s). The portfolio manager responsible for the day-to-day management of the Fund is:

David Factor, CFA, Portfolio Manager

-    Managed the Fund since 2001.

-    Joined RiverSource Investments in 1990.

-    Began investment career in 1996, becoming a quantitative analyst in 1999.

-    BSB, University of Minnesota.

The SAI provides additional information about the portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 63P

RIVERSOURCE VARIABLE PORTFOLIO - SELECT VALUE FUND

OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets are primarily invested in equity securities of mid cap companies as well as companies with larger and smaller market capitalizations. The Fund considers mid-cap companies to be either those with a market capitalization of up to $10 billion or those whose market capitalization falls within the range of the Russell 3000(R) Value Index. At March 31, 2007, the range of the Index was between $81 million and $432.25 billion. The market capitalization range and the composition of the Russell 3000 Value Index are subject to change.

RiverSource Investments serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadvisers, Systematic Financial Management, L.P. (Systematic) and WEDGE Capital Management L.L.P. (WEDGE) (the Subadvisers), which provide day-to-day management for the Fund.

SYSTEMATIC

Systematic's investment strategy originates with a quantitative screening of all companies (U.S. Equity, ADRs and foreign securities traded on U.S. markets) with market capitalization between $1 billion and $15 billion or the upper limit of the Russell MidCap(R) Value Index, which was $21.82 billion as of March 31, 2007. The companies are ranked by attractive valuation and a positive earnings catalyst. The screening process generates a research focus list of approximately 150 companies meriting rigorous fundamental analysis to confirm each stock's value and catalysts for appreciation.

Systematic will sell a stock when price appreciation causes the company valuation to expand to fair value, if other investment opportunities present more attractive prospects from a valuation and expected return basis, if analysis leads to an anticipated downward estimate revision, or in the less likely event of a reported negative earnings surprise.

WEDGE

Focusing on companies that meet their value and financial quality parameters, WEDGE employs comprehensive, qualitative and quantitative analysis, seeking stocks with unrecognized value. WEDGE uses two proprietary, fundamentally-based screening models, using publicly available data on all eligible companies. The fundamental value model identifies stocks with the greatest profit potential, based on projected earnings growth, earnings quality, dividend yields and forward price/earnings ratios. To avoid from investing in financially unsound companies, WEDGE then employs their financial quality model, which focuses on multiple earnings growth, profitability, leverage, and liquidity factors. Stocks are then ranked by both models for relative attractiveness. Analysts then identify those stocks with the greatest perceived profit potential. Areas of emphasis include independent earnings forecasts and financial statement analysis, an evaluation of free cash flow generation and return on invested capital, absolute and relative valuations, industry analysis and competitive positioning, management capabilities and incentives. Companies must be approved for purchase by the firm's Investment Policy Committee.

In order to capture profits, limit losses and ensure style consistency, WEDGE will sell a stock when fair valuation is reached, the original investment thesis for a stock materially deteriorates, an upgrade opportunity develops or the stock's fundamental value model ranking falls to a predetermined level.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.


64P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

                 RIVERSOURCE VP - SELECT VALUE FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                               (PERFORMANCE GRAPH)

2005    +0.50%
2006   +15.82%

During the periods shown in the bar chart, the highest return for a calendar quarter was +7.23% (quarter ended March 31, 2006) and the lowest return for a calendar quarter was -1.75% (quarter ended March 31, 2005).

The Fund's year-to-date return as of March 31, 2007 was +5.83%.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2006)

                                                         1 YEAR   SINCE INCEPTION
                                                         ------   ---------------
RiverSource VP - Select Value Fund                       +15.82%     +10.02%(a)
Russell 3000(R) Value Index
   (reflects no deduction for fees, expenses or taxes)   +22.34%     +14.92%(b)
Lipper Multi-Cap Value Funds Index                       +17.07%     +12.25%(b)

(a)  Inception date is Feb. 4, 2004.

(b)  Measurement period started Feb. 1, 2004.

The Russell 3000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Multi-Cap Value Funds Index includes the 30 largest multi-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.


RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 65P

MANAGEMENT

RiverSource Investments selects, contracts with and compensates the Subadvisers to manage the investment of the Fund's assets. RiverSource Investments monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board. RiverSource Investments, subject to Board approval, decides the proportion of Fund's assets to be managed by each Subadviser and may change these proportions at any time.

The Subadvisers manage the Fund's assets based upon their experience in managing funds with investment goals and strategies substantially similar to those of the Fund.

SYSTEMATIC

Systematic, which has served as Subadviser to the Fund since September 2006, is located at 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, New Jersey. Systematic, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. The team of portfolio managers responsible for the day-to-day management of the portion of the Fund managed by Systematic consists of:

Ronald M. Mushock, CFA, Portfolio Manager

Ron is a partner in the firm and has lead portfolio management responsibility for all mid and small/mid cap portfolios. Additionally, Ron maintains analyst responsibilities within selected economic sectors. Ron began his career as a quantitative equity analyst with Abel/Noser Corporation, where he specialized in low P/E - Earnings Surprise research. As a financial applications specialist with CSK Software, he developed skills in investment analytics, risk management and technical analysis. Prior to joining Systematic, Ron was an equity analyst with Standard and Poor's Equity Group, where he provided fundamental research coverage for a diverse group of companies spanning a wide range of economic sectors and industries.

Ron is a Chartered Financial Analyst, a member of the Association for Investment Management and Research (AIMR) and a member of the New York Society of Security Analysts (NYSSA). Ron received an M.B.A. in finance and international business from New York University's Stern School of Business, and graduated Summa Cum Laude from Seton Hall University with a B.S. in finance.

D. Kevin McCreesh, CFA, Chief Investment Officer

Kevin is a partner in the firm, and as Chief Investment Officer, has oversight responsibilities for all client portfolios. Although Kevin joined Systematic in 1996, he has been actively involved with Systematic's investment discipline since 1990, as he worked with Joe Joshi at Mitchell Hutchins.

Kevin began his investment career as an analyst in the financial planning and analysis department of IBM's semiconductor manufacturing division. As a senior analyst in Paine Webber's treasury department, and then as controller for Mitchell Hutchins Investment Advisory, Kevin further honed his research and analytical skills. Prior to joining Systematic, he served as equity portfolio manager at Mitchell Hutchins.

Kevin is a Chartered Financial Analyst and a member of the New York Society of Security Analysts (NYSSA). He has an M.B.A. in financial management from Drexel University and a B.S. in geology from the University of Delaware.


66P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

WEDGE

WEDGE, which has served as Subadviser to the Fund since September 2006, is located at 301 South College Street, Suite 2900, Charlotte, North Carolina. WEDGE, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. The team of portfolio managers responsible for the day-to-day management of the portion of the Fund managed by WEDGE consists of:

R. Michael James, General Partner, has thirty-three years of investment experience and is responsible for portfolio management and client service. Prior to forming WEDGE in 1984, Mike was Director of Fixed Income and Securities Trading at First Union National Bank in Charlotte, where he supervised all fixed income portfolios and managed the commingled fixed income funds. He formerly held senior investment and trust management positions with another North Carolina bank. Mike is a graduate of Louisiana State University's School of Banking of the South and received his Bachelor of Arts degree from Wofford College.

Peter F. Bridge, General Partner, has twenty-five years of investment experience and is responsible for portfolio management and client service. Prior to joining WEDGE in 1997, Pete was a Principal and Fixed Income Partner with Barrow, Hanley, Mewhinney & Strauss, Inc. in Dallas, Texas. Pete also served as a consultant to institutional investment managers while employed by SEI Corporation. Pete received a Bachelor of Arts degree in Economics from the University of Arkansas and his Master of Business Administration from Southern Methodist University.

Paul M. VeZolles, CFA, General Partner, has twenty-one years of investment experience and is responsible for equity research on companies with market capitalizations between $1.0 billion and $15.0 billion. Prior to joining WEDGE in 1995, Paul was an Equity Analyst at Palley-Needelman Asset Management in Newport Beach, California, and an Equity Analyst with CMB Investment Counselors in Los Angeles. Paul received his Bachelor of Arts degree in Economics from Indiana University and his Master of Arts in Economics from DePaul University.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 67P

RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND

OBJECTIVE

The Fund seeks to provide shareholders with a high level of current income and safety of principal consistent with an investment in U.S. government and government agency securities. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund's net assets are invested in debt securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Shareholders will be given at least 60 days' notice of any change in the 80% policy. The Fund invests in direct obligations of the U.S. government, such as Treasury bonds, bills, and notes, and of its agencies and instrumentalities. The Fund may also invest to a substantial degree in securities issued by various entities sponsored by the U.S. government, such as the Federal National Mortgage Association (FNMA or Fannie Mae) and the Federal Home Loan Mortgage Corporation (FHLMC or Freddie
Mac). These issuers are chartered or sponsored by acts of Congress; however, their securities are neither issued nor guaranteed by the United States Treasury. When market conditions are favorable, the Fund may also invest in debt securities that are not issued by the U.S. government, its agencies or instrumentalities, or that are denominated in currencies other than the U.S. dollar.

In pursuit of the Fund's objective, the investment manager, RiverSource Investments, chooses investments by:

-    Reviewing credit characteristics and the interest rate outlook.

- Identifying and buying securities that are high quality or have similar qualities, in the investment manager's opinion, even though they are not rated or have been given a lower rating by a rating agency.

Under normal market conditions, the Fund will maintain an average portfolio duration of one to three years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a three year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

-    The security is overvalued relative to alternative investments.

-    The investment manager wishes to lock-in profits.

-    Changes in the interest rate or economic outlook.

-    The investment manager identifies a more attractive opportunity.

The investment manager may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual.


68P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses. Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

INTEREST RATE RISK. The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 69P

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

        RIVERSOURCE VP - SHORT DURATION U.S. GOVERNMENT FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                               (PERFORMANCE GRAPH)

2000   +8.47%
2001   +6.29%
2002   +5.83%
2003   +1.52%
2004   +0.85%
2005   +1.58%
2006   +3.84%

During the period shown in the bar chart, the highest return for a calendar quarter was +3.25% (quarter ended Dec. 31, 2000) and the lowest return for a calendar quarter was -1.14% (quarter ended June 30, 2004).

The Fund's year-to-date return at March 31, 2007 was +1.34%.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2006)

                                                          1 YEAR   5 YEARS   SINCE INCEPTION
                                                          ------   -------   ---------------
RiverSource VP - Short Duration U.S. Government Fund       +3.84%   +2.70%      +3.93%(a)
Lehman Brothers 1-3 Year Government Index
   (reflects no deduction for fees, expenses or taxes)     +4.12%   +2.97%      +4.40%(b)
Lipper Short U.S. Government Funds Index                   +4.02%   +2.67%      +3.98%(b)

(a)  Inception date is Sept. 15, 1999.

(b)  Measurement period started Oct. 1, 1999.

The Lehman Brothers 1-3 Year Government Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Short U.S. Government Funds Index includes the 30 largest short U.S. government funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


70P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

MANAGEMENT

Portfolio Manager(s). The portfolio managers responsible for the day-to-day management of the Fund are:

Scott Kirby, Portfolio Manager

-    Began managing the Fund in 2001.

-    Leader of the structured assets sector team.

- Employed by RiverSource Investments from 1979 to 1985 and from 1987 to present.

-    Began investment career in 1979.

-    MBA, University of Minnesota.

Jamie Jackson, CFA, Portfolio Manager

-    Began managing the Fund in 2003.

-    Leader of the liquid assets sector team.

-    Joined RiverSource Investments in 2003.

- Co-head of U.S. Investment Grade Fixed Income, UBS Global Asset Management, 1997 to 2003.

-    Began investment career in 1988.

-    MBA, Marquette University.

The fixed income department of RiverSource Investments is divided into six sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. The Fund's portfolio managers lead the teams that specialize in the sectors in which the Fund primarily invests and collectively determine allocation of Fund assets among the sectors.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 71P

RIVERSOURCE VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND

OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets primarily are invested in equity securities. Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of companies with market capitalizations of up to $2 billion or that fall within the range of the Russell 2000(R) Index at the time of investment. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

RiverSource Investments serves as the investment manager to the Fund and is responsible for the oversight of the subadviser, Kenwood Capital Management LLC (Kenwood or the Subadviser), an indirect subsidiary of Ameriprise Financial, Inc., which provides day-to-day management of the Fund. Under normal market conditions, it is expected that the Fund will be fully invested in common stocks across a wide range of industries.

KENWOOD

Kenwood buys stocks based on a largely quantitative analysis of valuation and earnings. This selection discipline favors companies that exhibit:

- Attractive valuations, based on measures such as the ratio of stock price to company earnings or free cash flow per share.

- Improving earnings, based on trends in analysts' estimates or earnings that were better than expected.

Kenwood will normally sell a stock holding if:

-    The stock becomes expensive relative to other stocks in the sector.

-    The company's financial performance fails to meet expectations.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

ISSUER RISK. An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

SMALL COMPANY RISK. Investments in small capitalization companies often involve greater risks than investments in larger, more established companies because small capitalization companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. In addition, in many instances the securities of small capitalization companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

QUANTITATIVE MODEL RISK. Securities selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weight placed on each factor, and changing sources of market returns, among others. There can be no assurance that this methodology will enable the Fund to achieve its objective.


72P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

             RIVER SOURCE VP - SMALL CAP ADVANTAGE FUND PERFORMANCE
                            (BASED ON CALENDER YEARS)

                               (PERFORMANCE GRAPH)

2000    +4.16%
2001    -6.53%
2002   -17.06%
2003   +47.85%
2004   +18.54%
2005    +4.83%
2006   +11.69%

During the period shown in the bar chart, the highest return for a calendar quarter was +22.00% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -19.29% (quarter ended Sept. 30, 2002).

The Fund's year-to-date return at March 31, 2007 was +1.32%.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2006)

                                                         1 YEAR   5 YEARS   SINCE INCEPTION
                                                         ------   -------   ---------------
RiverSource VP - Small Cap Advantage Fund                +11.69%   +11.22%      +9.03%(a)
Russell 2000(R) Index
   (reflects no deduction for fees, expenses or taxes)   +18.37%   +11.39%     +10.17%(b)
Lipper Small-Cap Core Funds Index                        +13.70%   +10.50%     +11.80%(b)

(a)  Inception date is Sept. 15, 1999.

(b)  Measurement period started Oct. 1, 1999.

The Russell 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 73P

MANAGEMENT

RiverSource Investments selects, contracts with and compensates the Subadviser to manage the investments of the Fund's assets. RiverSource Investments monitors the compliance of the Subadviser with the investment objectives and related policies of the Fund, reviews the performance of Kenwood, and reports periodically to the Board. The Subadviser manages the Fund's assets based upon its experience in managing portfolios with investment goals and strategies substantially similar to those of the Fund.

KENWOOD

Kenwood, Accenture Tower at Metropolitan Centre, Suite 2330, 333 South 7th Street, Minneapolis, Minnesota 55402, is an indirect subsidiary of Ameriprise Financial, Inc. The portfolio managers responsible for the day-to-day management of the Fund are:

Jake Hurwitz, CFA, Portfolio Manager

-    Managed the Fund since 1999.

-    Principal of Kenwood Capital Management LLC, since 1998.

- Senior Vice President and Senior Portfolio Manager, Travelers Investment Management Company, 1991 to 1998.

-    Began investment career in 1979.

-    MA, University of California; MBA, New York University.

Kent Kelley, CFA, Portfolio Manager

-    Managed the Fund since 1999.

-    Principal of Kenwood Capital Management LLC, since 1998.

-    Chief Executive Officer, Travelers Investment Management Company, 1995 to
     1998.

-    Began investment career in 1978.

-    MA, Yale University.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


74P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RIVERSOURCE VARIABLE PORTFOLIO - SMALL CAP VALUE FUND

OBJECTIVE

The Fund seeks to provide shareholders with long-term capital appreciation. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund's net assets are invested in small cap companies. Small cap companies are those that have a market capitalization, at the time of investment, of up to $2.5 billion or that fall within the range of the Russell 2000(R) Value Index. At March 31, 2007, the range of the Russell 2000 Value Index was between $81 million and $3.76 billion. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

RiverSource Investments serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadvisers, Donald Smith & Co., Inc. (Donald Smith), Franklin Portfolio Associates LLC (Franklin Portfolio Associates), Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley) and River Road Asset Management, LLC (River Road) (the Subadvisers), which provide day-to-day management for the Fund. Each of the Subadvisers acts independently of the others and uses its own methodology for selecting investments. Each of the Subadvisers employs an active investment strategy that focuses on small companies in an attempt to take advantage of what are believed to be undervalued securities.

In selecting investments for the Fund, each of the Subadvisers looks for well-capitalized small companies that it believes are undervalued. Although this strategy seeks to identify companies with market capitalizations in the range of the Russell 2000 Value Index, the Fund may hold or buy stock in a company that is not included in the Russell 2000 Value Index.

DONALD SMITH

Donald Smith employs a strict bottom-up approach that seeks to invest in stocks of out-of-favor companies selling below tangible book value. Donald Smith looks for companies in the bottom decile of price-to-tangible book value ratios and with a positive outlook for earnings potential over the next 2-4 years. Donald Smith screens about 10,000 companies from various databases. Those companies that meet the criteria are added to the proprietary Watch List, which contains a list of 300 names of low price/tangible book value stocks. From this Watch List, Donald Smith chooses the most attractive 30-50 names after completing its in-depth research. Donald Smith will sell a stock when it appreciates rapidly, if a better idea is found, or if fundamentals deteriorate.

FRANKLIN PORTFOLIO ASSOCIATES

Franklin Portfolio Associates' investment process is predicated on the belief that it can consistently differentiate between undervalued and overvalued securities. As a result, Franklin Portfolio Associates emphasizes stock selection in the process and limits the over or under exposure to sectors and other factors. Franklin Portfolio Associates uses over 40 measures, including relative value, future value, fundamental momentum, long-term growth, price action and management signals, to determine a stock's attractiveness. As with any investment process, there is no assurance of success.

In order to make legitimate comparisons between stocks that have different characteristics such as industry, style and capitalization, Franklin Portfolio Associates applies a process called Peer Group Relativization to remove certain industry and style effects that can distort a fair comparison across a wide universe of securities. The individual measures are then blended together using a proprietary approach to determine a single score of attractiveness. Using this single score, Franklin Portfolio Associates will rank a universe of over 3,500 stocks from most attractive down to least attractive and group them into deciles. Decile #1 are stocks Franklin Portfolio Associates believes are the most undervalued in the marketplace and most likely to appreciate at a higher rate.

Stocks that fall below the median ranking are automatic sell candidates and the proceeds are reinvested in stocks from the top deciles in the ranking system.

BARROW, HANLEY

Barrow, Hanley uses a value-added proprietary research process to select small capitalization, low-expectation stocks. This process is directed toward the discovery of companies in which the value of the underlying business is significantly greater than the market price. This difference in the valuation is referred to as a "value gap." The value gap is typically indicated by below average P/E ratios (on normalized earnings), above average free cash flow yields, as well as better than market levels of internal growth and return on capital.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 75P

Barrow, Hanley screens a universe of roughly 1,600 companies that possess characteristics desired by Barrow, Hanley. The result is a "Prospect List" of approximately 150 companies on which the Barrow, Hanley small cap team undertakes fundamental analysis. Firsthand fundamental research is the foundation of Barrow, Hanley's qualitative analysis. The assumptions and forecasts developed by Barrow, Hanley are installed in two real-time models used to ensure consistency and discipline in the investment process -- the Cash Flow Yield Model and the Relative Return Model. Stocks that appear undervalued on both models are candidates for purchase. New investment candidates are evaluated against existing holdings and those holdings with the smallest remaining value gap are considered for sale. Barrow, Hanley will construct its portion of the Fund's portfolio from the bottom up, one security at a time. Portfolio holdings will average approximately 35 stocks with an average weighting of 3% to 5%.

RIVER ROAD

River Road selects stocks one at a time based solely on that stock's individual, fundamental merits. River Road's security analysis is conducted in-house and focuses on identifying the most attractive companies that best meet River Road's five critical stock characteristics. The first characteristic is that a security be priced at a discount to the assessment of the firm's Absolute Value. The second characteristic is an attractive business model. River Road seeks to invest in companies with sustainable, predictable, and understandable business models. The third characteristic is shareholder-oriented management. River Road seeks capable, honest management teams with proven experience and a willingness to assume a material stake in their business. Thus, River Road looks for management ownership, stock buybacks, accretive transactions, and dividend raises/initiations. The fourth characteristic is financial strength. River Road seeks companies with attractive cash flow, reasonable debt, and/or undervalued assets on the balance sheet, such as real estate, patents or license. The fifth characteristic River Road looks for is companies with limited Wall Street research coverage, as these stocks often have considerable discovery value and tend to exhibit lower relative volatility.

There are three general circumstances in which River Road will sell a security:

- Position size exceeds risk management guidelines (a holding will be sold when it achieves price target or becomes too large in the portfolio);

- Declining fundamentals (a stock will be sold if its fundamentals turn negative, and/or gives reason to believe it will not achieve River Road's expectations within an acceptable level of risk); and

-    Unacceptable losses accumulate.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. This Fund is designed for investors with above-average risk tolerance. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

ISSUER RISK. An issuer may perform poorly, and therefore the value of its stocks or bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

SMALL COMPANY RISK. Investments in small capitalization companies often involve greater risks than investments in larger, more established companies because small capitalization companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. In addition, in many instances the securities of small capitalization companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.


76P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

                RIVERSOURCE VP - SMALL CAP VALUE FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                               (PERFORMANCE GRAPH)

2002   -12.13%
2003   +37.86%
2004   +20.01%
2005    +5.77%
2006   +20.25%

During the period shown in the bar chart, the highest return for a calendar quarter was +18.76% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -21.23% (quarter ended Sept. 30, 2002).

The Fund's year-to-date return at March 31, 2007 was +3.39%.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2006)

                                                                              SINCE
                                                         1 YEAR   5 YEARS   INCEPTION
                                                         ------   -------   ---------
RiverSource VP - Small Cap Value Fund                    +20.25%  +13.08%   +13.53%(a)
Russell 2000(R) Value Index
   (reflects no deduction for fees, expenses or taxes)   +23.48%  +15.37%   +15.16%(b)
Lipper Small-Cap Value Funds Index                       +17.13%  +14.75%   +14.59%(b)

(a)  Inception date is Aug. 14, 2001.

(b)  Measurement period started Sept. 1, 2001.

The Russell 2000(R) Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Small-Cap Value Funds Index includes the 30 largest small-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 77P

MANAGEMENT

RiverSource Investments selects, contracts with and compensates the Subadvisers to manage the investment of the Fund's assets. RiverSource Investments monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board. RiverSource Investments, subject to Board approval, decides the proportion of Fund's assets to be managed by each Subadviser and may change these proportions at any time.

The Subadvisers manage a portion of the Fund's assets based upon their respective experience in managing funds with investment goals and strategies substantially similar to those of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with RiverSource Investments' determination of the allocation that is in the best interests of the Fund's shareholders.

DONALD SMITH

Donald Smith, which has served as Subadviser to the Fund since March 2004, is located at 152 West 57th Street, 22nd Floor, New York, New York. Donald Smith, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. Donald Smith only has one line of business and thus is able to devote all of its time to managing client assets. This allows portfolio managers to conduct focused, detailed fundamental analysis of companies they invest in. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Donald Smith are:

- Donald G. Smith, Chief Investment Officer. Mr. Smith has been with Donald Smith since 1980. He began his career as an analyst with Capital Research Company. He later became Director, Vice President and Portfolio Manager of Capital Guardian Trust Company. In 1980, Mr. Smith accepted the responsibility of Chief Investment Officer of Home Insurance Company and President of Home Portfolio Advisors, Inc., which he bought in 1983 and changed the name to Donald Smith & Co., Inc. Mr. Smith received a BS in finance and accounting from the University of Illinois, an MBA from Harvard University and a JD from UCLA Law School.

- Richard L. Greenberg, CFA, Senior Portfolio Manager and Director of Research. Mr. Greenberg has been with Donald Smith since 1981. Mr. Greenberg began his investment career at Home Insurance Company as an industry analyst, focusing primarily on the metals, banking and housing sectors. Mr. Greenberg graduated Phi Beta Kappa from SUNY (Binghamton) with a BA in psychology and received his MBA from Wharton Business School.

FRANKLIN PORTFOLIO ASSOCIATES

Franklin Portfolio Associates, which has served as Subadviser to the Fund since March 2004, is located at One Boston Place, 34th Floor, Boston, Massachusetts. Franklin Portfolio Associates, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. Franklin Portfolio Associates is an indirect wholly-owned subsidiary of Mellon Financial Corporation. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Franklin Portfolio Associates are:

- John S. Cone, CFA, Chief Executive Officer, President and Portfolio Manager. Mr. Cone received a BA in economics from Rice University and a MS from Krannert Graduate School of Management at Purdue University where he was honored as a Krannert Associates Fellow. Mr. Cone has an extensive background in computer modeling and quantitative methods. He is a member of the Boston Security Analyst Society, Chicago Quantitative Alliance, and the Q Group. Additionally, he is on the Advisory Board of the Center for Computational Finance and Economic Systems at Rice University.

- Michael F. Dunn, CFA. Mr. Dunn received a BS in mathematics and linguistics from Yale University. Prior to joining Franklin Portfolio Associates, he was responsible for quantitative research and development at Wellington Management Company and previously managed domestic index and derivative portfolios internally for the IBM Retirement Fund.

- Oliver E. Buckley, Chief Investment Officer. Mr. Buckley received a BS degree in mathematical sciences and an MS in engineering-economic systems both from Stanford University. He received an MBA from the University of California at Berkeley. Prior to joining Franklin Portfolio Associates, Oliver was responsible for research in the Structured Products Group at INVESCO. He also previously served as a portfolio manager at Martingale Asset Management and spent five years at BARRA as the manager of Equity Consulting Services.

- Kristin J. Crawford. Ms. Crawford received a BA in computer science and mathematics from Smith College and an Executive MBA from Suffolk University. Before joining Franklin Portfolio Associates, Kristin was Project Leader for equity development at Standish, Ayer & Wood, and was previously a software developer at The Boston Company Asset Management.

- Langton (Tony) C. Garvin, CFA, Senior Vice President and Portfolio Manager. Mr. Garvin holds his BS from the Skidmore College and an MA from the University of Massachusetts. He also completed postgraduate coursework at the Massachusetts Institute of Technology. He joined Franklin Portfolio Associates in 2004. Prior to joining Franklin Portfolio Associates, he was a portfolio manager at Batterymarch Financial Management. He also previously served as portfolio manager and quantitative analyst at Grantham, Mayo, Van Otterloo and Company and was a consultant at Independence Investment Associates and held responsibilities related to data analysis at Nichols Research Corporation. Mr. Garvin belongs to the Boston Security Analysts Society.


78P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

- Patrick M. Slattery, CFA, Vice President/Portfolio Manager. Mr. Slattery received his BA in biology, BS in economics, and MSE in computer science from the University of Pennsylvania. Prior to joining Franklin Portfolio Associates, he was a Senior Vice President at Independence Investment LLC where he was a portfolio manager and quantitative researcher. At Independence he gained extensive experience in the design, development, and maintenance of the technical infrastructure and software applications used to support quantitative research and portfolio management. Mr. Slattery also has software development and application expertise from his time with Edgewater Technology, Inc. and Bachman Information Systems, Inc. He is currently a member of the Boston Security Analysts Society.

BARROW, HANLEY

Barrow, Hanley, which has served as Subadviser to the Fund since March 2004, is located at 2200 Ross Avenue, 31st Floor, Dallas, Texas. Barrow, Hanley, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. Barrow, Hanley is an independently-operated subsidiary of Old Mutual Asset Management (US) group of companies. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Barrow, Hanley are:

- James S. McClure, CFA and Portfolio Manager. Mr. McClure joined Barrow, Hanley as a Principal in 1995 where he established the small cap strategy. Mr. McClure serves as co-portfolio manager of Barrow, Hanley's Small Cap Value Equity strategy and has 35 years of experience managing small cap portfolios. Mr. McClure has a BA and an MBA from the University of Texas.

- John P. Harloe, CFA and Portfolio Manager. Mr. Harloe joined Barrow, Hanley as a Principal in 1995 where he established the small cap strategy. Mr. Harloe serves as co-portfolio manager of Barrow, Hanley's Small Cap Value Equity strategy and has 31 years of experience managing small cap portfolios. Mr. Harloe has a BA and MBA from the University of South Carolina.

RIVER ROAD

River Road, which has served as Subadviser to the Fund since April 2006, is located at 462 South Fourth Street, Suite 1600, Louisville, Kentucky. River Road, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with RiverSource Investments. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to River Road are:

- James C. Shircliff, CFA, Chief Executive Officer, Chief Investment Officer. Mr. Shircliff serves as lead portfolio manager for River Road's Small Cap Value and Equity Income Portfolios. Prior to co-founding River Road, Mr. Shircliff served as EVP, Portfolio Manager and Director of Research for SMC Capital, Inc. Mr. Shircliff has more than 34 years of investment management experience. He started his career in 1973 as a research analyst for First Kentucky Trust, where he later served as Director of Research. In 1983, he joined Oppenheimer Management Company as a special situations analyst and, later, Portfolio Manager for Oppenheimer's Target Fund. In 1986, Mr. Shircliff joined Southeastern Asset Management (Longleaf Funds) as Partner, Portfolio Manager and Director of Research. In 1997, he joined SMC Capital, Inc. where he launched River Road's Small Cap Value and Dynamic Equity Income Portfolios. Mr. Shircliff received his BS in finance from the University of Louisville.

- R. Andrew Beck, President, Senior Portfolio Manager. Mr. Beck serves as President of River Road, where he is responsible for managing the firm's day-to-day operations. Mr. Beck serves as portfolio co-manager for River Road's Small Cap Value Portfolio. Prior to co-founding River Road, Mr. Beck served as senior research analyst and later, SVP and Portfolio Manager for SMC Capital, Inc. Prior to joining SMC Capital, Inc., he held senior-level positions in the manufacturing and media industries. Mr. Beck received his BS in finance from the University of Louisville and his MBA from the F.W. Olin School at Babson College.

- Henry W. Sanders, CFA, Senior Portfolio Manager. Mr. Sanders serves as Senior Portfolio Manager for River Road. In this role, Mr. Sanders is responsible for Co-Managing the firm's Small Cap Value and Equity Income portfolios. Mr. Sanders has 18 years of investment management experience. Prior to co-founding River Road Asset Management, Mr. Sanders served as Senior Vice President and Portfolio Manager for Commonwealth SMC. Mr. Sanders has also formerly served as President of Bridges Capital Management, Vice President of PRIMCO Capital Management, and adjunct Professor Finance and Economics at Bellarmine University. Mr. Sanders earned the Chartered Financial Analyst designation (CFA) in 1992. He received his B.A. in Business Administration from Bellarmine University and MBA from Boston College.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 79P

FEES AND EXPENSES

Because the Funds are the underlying investment vehicle for an annuity contract or life insurance policy, there is no sales charge for the purchase or sale of Fund shares. However, there may be charges associated with your annuity contract or life insurance policy, including those that may be associated with surrender or withdrawal. Any charges that apply to the subaccount and your contract or policy are described in the annuity contract or life insurance policy prospectus.

The summary below describes the Fund fees and expenses that you would pay if you buy a variable annuity or life insurance policy and allocate your purchase payments to subaccounts or premiums that invest in the Fund. This summary does not reflect any fees or sales charges imposed by your annuity contract or life insurance policy. Expenses are based on the Fund's most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                                  DISTRIBUTION
                                                      MANAGEMENT     (12B-1)       OTHER            FEE WAIVER/EXPENSE     NET
FUND                                                    FEES(a)      FEES(b)    EXPENSES(c)  TOTAL   REIMBURSEMENT(k)   EXPENSES
----                                                  ----------  ------------  -----------  -----  ------------------  --------
RiverSource VP - Balanced Fund                         0.56%(j)       0.13%        0.15%     0.84%         0.00%          0.84%
RiverSource VP - Cash Management Fund                  0.33%          0.13%        0.14%     0.60%         0.00%          0.60%
RiverSource VP - Core Bond Fund                        0.48%          0.13%        0.32%     0.93%         0.10%          0.83%
RiverSource VP - Diversified Bond Fund                 0.46%          0.13%        0.15%     0.74%         0.00%          0.74%
RiverSource VP - Diversified Equity Income Fund        0.64%(j)       0.13%        0.14%     0.91%         0.00%          0.91%
RiverSource VP - Emerging Markets Fund(d)              1.13%(j)       0.13%        0.25%     1.51%         0.00%          1.51%
RiverSource VP - Fundamental Value Fund(e)             0.72%(i)       0.13%        0.17%     1.02%         0.00%          1.02%
RiverSource VP - Global Bond Fund                      0.70%          0.13%        0.17%     1.00%         0.00%          1.00%
RiverSource VP - Global Inflation
   Protected Securities Fund                           0.44%          0.13%        0.15%     0.72%         0.00%          0.72%
RiverSource VP - Growth Fund                           0.71%(j)       0.13%        0.17%     1.01%         0.00%          1.01%
RiverSource VP - High Yield Bond Fund                  0.59%          0.13%        0.16%     0.88%         0.00%          0.88%
RiverSource VP - Income Opportunities Fund             0.61%          0.13%        0.16%     0.90%         0.00%          0.90%
RiverSource VP - International Opportunity Fund(d)     0.76%(j)       0.13%        0.19%     1.08%         0.00%          1.08%
RiverSource VP - Large Cap Equity Fund                 0.57%(j)       0.13%        0.13%     0.83%         0.00%          0.83%
RiverSource VP - Large Cap Value Fund                  0.60%          0.13%        0.50%     1.23%         0.18%          1.05%
RiverSource VP - Mid Cap Growth Fund                   0.60%(i)       0.13%        0.15%     0.88%         0.00%          0.88%
RiverSource VP - Mid Cap Value Fund                    0.72%(j)       0.13%        0.22%     1.07%         0.00%          1.07%
RiverSource VP - S&P 500 Index Fund                    0.22%          0.13%        0.16%     0.51%         0.01%          0.50%
RiverSource VP - Select Value Fund(f)                  0.72%(i)       0.13%        0.37%     1.22%         0.28%          0.94%
RiverSource VP - Short Duration U.S. Government Fund   0.48%          0.13%        0.16%     0.77%         0.00%          0.77%
RiverSource VP - Small Cap Advantage Fund(g)           0.72%(i)       0.13%        0.23%     1.08%         0.00%          1.08%
RiverSource VP - Small Cap Value Fund(h)               1.00%(j)       0.13%        0.19%     1.32%         0.07%          1.25%

(a)  The Fund pays RiverSource Investments a fee for managing its assets.

(b) The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays RiverSource Distributors, Inc. an annual fee of up to 0.125% of average daily net assets as payment for distributing its shares and providing shareholder services. Because this fee is paid out of the Fund's assets on an on-going basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses. Other expenses, except for RiverSource VP - Cash Management Fund, may also include fees and expenses of affiliated and unaffiliated funds (acquired funds) which the Fund indirectly bears when it invests in the acquired funds. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.

(d) RiverSource Investments pays Threadneedle a fee for sub-investment advisory services. Threadneedle (60 St. Mary Axe, London EC3A 8OQ, England) is an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., the parent company of RiverSource Investments.

(e) RiverSource Investments pays Davis a fee for sub-investment advisory services.

(f) RiverSource Investments pays Systematic and WEDGE a fee for sub-investment advisory services.

(g) RiverSource Investments pays Kenwood a fee for sub-investment advisory services. Kenwood (Accenture Tower at Metropolitan Centre, Suite 2330, 333 South 7th Street, Minneapolis, MN 55402) is an indirect subsidiary of Ameriprise Financial, Inc., the parent company of RiverSource Investments.

(h) RiverSource Investments pays Donald Smith, Franklin Portfolio Associates, Barrow, Hanley and River Road a fee for sub-investment advisory services.

(i) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.01% for RiverSource VP - Fundamental Value Fund, 0.10% for RiverSource VP - Mid Cap Growth Fund, 0.06% for RiverSource VP - Select Value Fund and 0.07% for RiverSource VP - Small Cap Advantage Fund. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Large-Cap Value Funds Index for RiverSource VP - Fundamental Value Fund; the Lipper Mid-Cap Growth Funds Index for RiverSource VP - Mid Cap Growth Fund; the Lipper Multi-Cap Value Funds Index for RiverSource VP - Select Value Fund and the Lipper Small-Cap Core Funds Index for RiverSource VP - Small Cap Advantage Fund.


80P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

(j) Includes the impact of a performance incentive adjustment that increased the management fee by 0.04% for RiverSource VP - Balanced Fund, 0.07% for RiverSource VP -Diversified Equity Income Fund, 0.04% for RiverSource VP - Emerging Markets Fund, 0.11% for RiverSource VP - Growth Fund, 0.01% for RiverSource VP - International Opportunity Fund, 0.01% for RiverSource VP - Large Cap Equity Fund, 0.02% for RiverSource VP - Mid Cap Value Fund and 0.05% for RiverSource VP - Small Cap Value Fund. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Balanced Funds Index for RiverSource VP - Balanced Fund; the Lipper Equity Income Funds Index for RiverSource VP - Diversified Equity Income Fund; the Lipper Emerging Markets Funds Index for RiverSource VP - Emerging Markets Fund; the Lipper Large-Cap Growth Funds Index for RiverSource VP - Growth Fund; the Lipper International Large-Cap Core Funds Index for RiverSource VP - International Opportunity Fund; the Lipper Large-Cap Core Funds Index for RiverSource VP
     - Large Cap Equity Fund; the Lipper Mid-Cap Value Funds Index for RiverSource VP - Mid Cap Value Fund and the Lipper Small-Cap Value Funds Index for RiverSource VP - Small Cap Value Fund.

(k) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed:
     0.83% for RiverSource VP - Core Bond Fund, 1.07% for RiverSource VP - Fundamental Value Fund, 0.72% for RiverSource VP - Global Inflation Protected Securities Fund, 0.99% for RiverSource VP - Income Opportunities Fund, 1.05% for RiverSource VP - Large Cap Value Fund, 1.00% for RiverSource VP - Mid Cap Growth Fund, 1.08% for RiverSource VP - Mid Cap Value Fund, 0.495% for RiverSource VP - S&P 500 Index Fund, 1.00% for RiverSource VP - Select Value Fund and 1.20% for RiverSource VP - Small Cap Value Fund.

EXAMPLE

THIS EXAMPLE ASSUMES THAT YOU INVEST $10,000 TO A SUBACCOUNT THAT INVESTS IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR UNITS AT THE END OF THOSE PERIODS. THIS EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD
BE:

FUND                                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                                          ------   -------   -------   --------
RiverSource VP - Balanced Fund                                 $ 86      $268      $467     $1,041
RiverSource VP - Cash Management Fund                          $ 61      $192      $335     $  753
RiverSource VP - Core Bond Fund                                $ 85      $287      $506     $1,138
RiverSource VP - Diversified Bond Fund                         $ 76      $237      $412     $  922
RiverSource VP - Diversified Equity Income Fund                $ 93      $290      $505     $1,124
RiverSource VP - Emerging Markets Fund                         $154      $477      $825     $1,807
RiverSource VP - Fundamental Value Fund                        $104      $325      $564     $1,252
RiverSource VP - Global Bond Fund                              $102      $319      $553     $1,229
RiverSource VP - Global Inflation Protected Securities Fund    $ 74      $230      $401     $  898
RiverSource VP - Growth Fund                                   $103      $322      $559     $1,241
RiverSource VP - High Yield Bond Fund                          $ 90      $281      $488     $1,089
RiverSource VP - Income Opportunities Fund                     $ 92      $287      $499     $1,112
RiverSource VP - International Opportunity Fund                $110      $344      $596     $1,322
RiverSource VP - Large Cap Equity Fund                         $ 85      $265      $461     $1,029
RiverSource VP - Large Cap Value Fund                          $107      $373      $659     $1,478
RiverSource VP - Mid Cap Growth Fund                           $ 90      $281      $488     $1,089
RiverSource VP - Mid Cap Value Fund                            $109      $341      $591     $1,310
RiverSource VP - S&P 500 Index Fund                            $ 51      $163      $285     $  643
RiverSource VP - Select Value Fund                             $ 96      $360      $644     $1,458
RiverSource VP - Short Duration U.S. Government Fund           $ 79      $246      $429     $  958
RiverSource VP - Small Cap Advantage Fund                      $110      $344      $596     $1,322
RiverSource VP - Small Cap Value Fund                          $127      $412      $718     $1,589

THIS EXAMPLE DOES NOT REPRESENT ACTUAL EXPENSES, PAST OR FUTURE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. THIS EXAMPLE DOES NOT REFLECT THE EXPENSES THAT APPLY TO THE SUBACCOUNTS OR THE CONTRACTS. INCLUSION OF THESE CHARGES WOULD INCREASE EXPENSES FOR ALL PERIODS SHOWN.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 81P

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, a Fund may utilize investment strategies that are not principal strategies, including investment in affiliated and non-affiliated investment vehicles (including mutual funds and exchange traded funds (ETFs) also referred to as "acquired funds") ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses. Although ETFs are designed to replicate the price and yield of a specified market index, there is no guarantee that an ETF will track its specified market index, which may result in a loss. Additionally, the Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives. For more information on strategies and holdings, and the risks of such strategies, including other derivative instruments that a Fund may use, see the Fund's SAI and its annual and semiannual reports.

Unusual Market Conditions. During unusual market conditions, a Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated money market fund. See "Cash Reserves" for more information.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. For subadvised funds, a change in the subadviser(s) may result in increased portfolio turnover, which increase may be substantial, as the new subadviser(s) realign the portfolio, or if the subadviser(s) trade(s) portfolio securities more frequently. A realignment or more active strategy could produce higher than expected capital gains. Capital gains and increased commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Funds' historical portfolio turnover rates, which measures how frequently a Fund buys and sells investments from year-to-year, are shown in the "Financial Highlights."

Change in Subadviser(s). From time to time, the investment manager may add or change unaffiliated subadvisers. See "Manager of Managers Exemption" under "Additional Management Information." The date the current Subadviser(s) began serving the Fund is set forth in the Fund's "Management" section under the background of the firm. Performance of the Fund prior to the date the current Subadviser(s) began serving was achieved by different subadviser(s). Similarly, the portfolio turnover rate shown in the "Financial Highlights" applies to the subadviser(s) serving during the relevant time-period. A change in subadviser(s) may result in increased portfolio turnover, as noted under "Portfolio Turnover."

Securities Transaction Commissions. Securities transactions involve the payment by a Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. Funds that invest primarily in fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services, and the brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

Directed Brokerage. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.


82P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement) the fee for the most recent fiscal period based on the Fund's average daily net assets was the following:

                                                              MANAGEMENT FEE
                                                                FOR FISCAL
                                                               PERIOD ENDED
FUND                                                           DEC. 31, 2006
----                                                          --------------
RiverSource VP - Balanced Fund                                     0.56%
RiverSource VP - Cash Management Fund                              0.33%
RiverSource VP - Core Bond Fund                                    0.48%
RiverSource VP - Diversified Bond Fund                             0.46%
RiverSource VP - Diversified Equity Income Fund                    0.64%
RiverSource VP - Emerging Markets Fund                             1.13%
RiverSource VP - Fundamental Value Fund                            0.72%
RiverSource VP - Global Bond Fund                                  0.70%
RiverSource VP - Global Inflation Protected Securities Fund        0.44%
RiverSource VP - Growth Fund                                       0.71%
RiverSource VP - High Yield Bond Fund                              0.59%
RiverSource VP - Income Opportunities Fund                         0.61%
RiverSource VP - International Opportunity Fund                    0.76%
RiverSource VP - Large Cap Equity Fund                             0.57%
RiverSource VP - Large Cap Value Fund                              0.60%
RiverSource VP - Mid Cap Growth Fund                               0.60%
RiverSource VP - Mid Cap Value Fund                                0.72%
RiverSource VP - S&P 500 Index Fund                                0.22%
RiverSource VP - Select Value Fund                                 0.72%
RiverSource VP - Short Duration U.S. Government Fund               0.48%
RiverSource VP - Small Cap Advantage Fund                          0.72%
RiverSource VP - Small Cap Value Fund                              1.00%


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 83P

For RiverSource VP - Balanced Fund, RiverSource VP - Diversified Equity Income Fund, RiverSource VP - Emerging Markets Fund, RiverSource VP - Fundamental Value Fund, RiverSource VP - Growth Fund, RiverSource VP - International Opportunity Fund, RiverSource VP - Large Cap Equity Fund, RiverSource VP - Large Cap Value Fund, RiverSource VP - Mid Cap Growth Fund, RiverSource VP - Mid Cap Value Fund, RiverSource VP - Select Value Fund, RiverSource VP - Small Cap Advantage Fund and RiverSource VP - Small Cap Value Fund the management fee includes an adjustment computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper, Inc. See the expense table under "Fees and Expenses" for the Fund's corresponding Lipper Index against which the Fund's performance is currently measured for purposes of the performance incentive adjustment. In certain circumstances, the Fund's Board may approve a change in the Lipper Index. For RiverSource VP -Diversified Equity Income Fund, RiverSource VP - Emerging Markets Fund, RiverSource VP - Fundamental Value Fund, RiverSource VP - Growth Fund, RiverSource VP - International Opportunity Fund, RiverSource VP - Large Cap Equity Fund, RiverSource VP -Large Cap Value Fund, RiverSource VP - Mid Cap Growth Fund, RiverSource VP - Mid Cap Value Fund, RiverSource VP - Select Value Fund, RiverSource VP - Small Cap Advantage Fund and RiverSource VP - Small Cap Value Fund the maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. For RiverSource VP - Balanced Fund the maximum adjustment (increase or decrease) is 0.08% of the Fund's average net assets on an annual basis. Under the Agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent annual or semiannual shareholder report.

ADDITIONAL SERVICES AND COMPENSATION

As described above, RiverSource Investments receives compensation for acting as the Fund's investment manager. RiverSource Investments and its affiliates also receive compensation for providing other services to the RiverSource variable portfolio funds.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource variable portfolio funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services for the RiverSource variable portfolio funds. In addition, Ameriprise Trust Company is paid for certain transaction fees and out of pocket expenses incurred while providing services to the funds. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Distribution Services. RiverSource Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the distributor or RiverSource Distributors), provides underwriting and distribution services to the RiverSource variable portfolio funds. Under the Distribution Agreement and related distribution plan(s), the distributor receives distribution and servicing fees. The distributor uses these fees to either pay financial advisors and/or to support its distribution and servicing activity. Fees paid by the Fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth in the SAI.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource variable portfolio funds pay the transfer agent a fee as set forth in the SAI and reimburse the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation pays a portion of these fees to the distributor or other intermediaries that provide sub-transfer agent and other services to Fund shareholders and contract owners.

The SAI provides additional information about the services provided for the agreements set forth above.

PAYMENTS TO RIVERSOURCE LIFE INSURANCE COMPANY AND RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

Currently, the RiverSource variable portfolio funds are sold exclusively as underlying investment options of variable insurance policies and annuity contracts (products) offered by RiverSource Life Insurance Company (RiverSource
Life) and its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (collectively, the Companies). Within Ameriprise Financial, Inc., the Companies are allocated resources, including revenue earned by RiverSource Investments and its affiliates for providing investment management and other services to the RiverSource variable portfolio funds, as a result of including these funds in the products. These products may also include unaffiliated mutual funds as investment options, and the Companies receive payments from the sponsors of these unaffiliated mutual funds as a result of including these funds in the products. The amount of payment from an unaffiliated fund or allocation from affiliates resources varies, and may be significant. The amount of the payment or allocation the Companies receive from a fund may create an incentive for the Companies and may influence their decision regarding which funds to include in a product. These arrangements are sometimes are referred to as "revenue sharing payments," and are in addition to any 12b-1 distribution and/or service fees or other amounts paid by the funds for account maintenance, sub-accounting or recordkeeping services provided directly by the Companies. See the product prospectus for more information regarding these payments and allocations.


84P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

POTENTIAL CONFLICTS OF INTEREST

Shares of the Fund may serve as the underlying investments for both variable annuity and variable life insurance contracts of the Companies. Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The Funds currently do not foresee any such conflict. However, if they do arise, the Board of Directors of the Funds intends to consider what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more of each Company's separate accounts might be required to withdraw its investments in the Fund. This might force the Fund to sell securities at disadvantageous prices.

ADDITIONAL MANAGEMENT INFORMATION

Manager of Manager Exemption. The RiverSource funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Before any of RiverSource VP - Cash Management Fund, RiverSource VP -Diversified Bond Fund, RiverSource VP - Global Bond Fund, RiverSource VP - High Yield Bond Fund, or RiverSource VP -Short Duration U.S. Government Fund may rely on the order, holders of a majority of the fund's outstanding voting securities will need to approve operating the fund in this manner. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

Asset Allocation Program. The RiverSource Variable Portfolio Funds may be included as component funds in asset allocation programs (Programs). The Programs are available to owners of certain variable annuity contracts (contract owners), and, if available to you, is described in your annuity prospectus. Under the Programs, contract owners choose asset allocation model portfolios (model portfolios). Contract values are rebalanced on a quarterly basis and model portfolios are periodically updated. This quarterly rebalancing and periodic updating of the model portfolios can cause a component fund to incur transactional expenses as it raises cash for money flowing out of the component fund or to buy securities with money flowing into the component fund. Moreover, a large outflow of money from a fund may increase the expenses attributable to the assets remaining in the fund. These expenses can adversely affect the performance of the component fund, and could adversely affect those contract owners who own the component fund but do not participate in the Program. Large flows resulting in increased transactional expenses could detract from the achievement of a component fund's investment objective during a period of rising market prices; conversely, a large cash position may reduce the magnitude of a component fund's loss in the event of falling market prices, and provide the component fund with liquidity to make additional investments or to meet redemptions. Even if you do not participate in Programs, if you invest in a component fund, you may be impacted if the component fund is included in one or more model portfolios.

Cash Reserves. A fund may invest its daily cash balance in RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses. However, Short-Term Cash Fund is expected to operate at a very low expense ratio. A fund will invest in Short-Term Cash Fund only to the extent it is consistent with the fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the Fund's SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the Fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 85P

BUYING AND SELLING SHARES

VALUING FUND SHARES

The net asset value (NAV) is the value of a single share of a Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. RiverSource Variable Portfolio - Cash Management Fund's securities are valued at amortized costs. However, securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a fund has significant holdings of high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of a fund's securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the fund's shares may change on days when shareholders will not be able to purchase or sell the fund's shares.

PURCHASING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

For further information concerning minimum and maximum payments and submission and acceptance of your application, see your annuity contract or life insurance policy prospectus.

TRANSFERRING/SELLING SHARES

There is no sales charge for the sale of Fund shares, but there may be charges associated with the surrender or withdrawal of your annuity contract or life insurance policy. Any charges that apply to the subaccount and your contract are described in your annuity contract or life insurance policy prospectus.

You may transfer all or part of your value in a subaccount investing in shares of the Fund to one or more of the other subaccounts investing in shares of other funds with different investment objectives.

You may provide instructions to sell any shares you have allocated to the subaccounts. Proceeds will be mailed within seven days after your surrender or withdrawal request is accepted by an authorized agent. The amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

Please refer to your annuity contract or life insurance policy prospectus for more information about transfers among subaccounts as well as surrenders and withdrawals.

MARKET TIMING

The Board of Directors has adopted a policy that the Fund will not knowingly permit market timing. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in a fund; for example, short-term trading funds that invest in securities that trade on overseas securities markets in order to take advantage of inefficiencies in the fund's pricing of those securities (the change in values of such securities between the close of the overseas markets and the close of the U.S. markets). This type of short-term trading is sometimes referred to as "arbitrage" market timing. Market timing may adversely impact a fund's performance by preventing portfolio managers from fully investing the assets of the fund, diluting the value of shares, or increasing the fund's transaction costs. To the extent the Fund has significant holdings in foreign securities, including emerging markets securities, small cap stocks and/or high yield bonds, the risks of market timing may be greater for the Fund than for other funds. The Fund is offered only through variable annuity contracts and life insurance policies, and shares of the Fund are held in affiliated insurance company subaccounts. Because insurance companies process contract and policyholder's Fund trades in the subaccounts on an omnibus basis, the Funds' Board of Directors has not adopted procedures to monitor market timing activity at the Fund level, but rather has approved monitoring procedures designed to detect and deter market timing activities at the contract or policy level.


86P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

Please refer to your annuity contract or life insurance policy prospectus for specific details on transfers between accounts and market timing policies and procedures.

The procedures that are designed to detect and deter market timing activities at the contract or policy level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some contracts and policies may prevent or restrict the effectiveness of the market timing procedures from stopping certain market timing activity. Market timing activity that is not identified, prevented or restricted may impact the performance of the Fund.

DISTRIBUTIONS AND TAXES

The Fund distributes to shareholders (subaccounts) dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

REINVESTMENT

Since the distributions are automatically reinvested in additional Fund shares, the total value of your holdings will not change. The reinvestment price is the next calculated NAV after the distribution is paid.

TAXES

The Fund intends to comply with the regulations relating to the diversification requirements under section 817(h) of the Internal Revenue Code.

Important: This information is a brief and selective summary of some of the tax rules that apply to the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Federal income taxation of subaccounts, life insurance companies and annuity contracts or life insurance policies is discussed in your annuity contract or life insurance policy prospectus.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 87P

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THE RETURNS DO NOT REFLECT THE EXPENSES THAT APPLY TO THE SUBACCOUNTS OR THE CONTRACTS. INCLUSION OF THESE CHARGES WOULD REDUCE TOTAL RETURN FOR ALL PERIODS SHOWN. THIS INFORMATION HAS BEEN AUDITED BY KPMG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST.

RiverSource VP - Balanced Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                                    PERIOD ENDED               YEAR ENDED AUG. 31,
                                                                      DEC. 31,     -------------------------------------------
                                                                       2006(b)      2006     2005     2004     2003      2002
                                                                    ------------   ------   ------   ------   ------   -------
Net asset value, beginning of period                                 $15.44        $15.18   $14.17   $13.00   $12.32   $ 15.30
                                                                     ------        ------   ------   ------   ------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .13           .41      .35      .31      .31       .33
Net gains (losses) (both realized and unrealized)                      1.04           .72     1.02     1.17      .82     (1.88)
                                                                     ------        ------   ------   ------   ------   -------
Total from investment operations                                       1.17          1.13     1.37     1.48     1.13     (1.55)
                                                                     ------        ------   ------   ------   ------   -------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.10)         (.41)    (.36)    (.31)    (.31)     (.34)
Distributions from realized gains                                      (.90)         (.46)      --       --     (.14)    (1.09)
                                                                     ------        ------   ------   ------   ------   -------
Total distributions                                                   (1.00)         (.87)    (.36)    (.31)    (.45)    (1.43)
                                                                     ------        ------   ------   ------   ------   -------
Net asset value, end of period                                       $15.61        $15.44   $15.18   $14.17   $13.00   $ 12.32
                                                                     ------        ------   ------   ------   ------   -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                              $2,071        $2,046   $2,437   $2,664   $2,416   $ 2,709
                                                                     ------        ------   ------   ------   ------   -------
Ratio of expenses to average daily net assets(c),(d)                    .84%(e)       .77%     .82%     .78%     .80%      .77%
                                                                     ------        ------   ------   ------   ------   -------
Ratio of net investment income (loss) to average daily net assets      2.43%(e)      2.63%    2.34%    2.16%    2.48%     2.31%
                                                                     ------        ------   ------   ------   ------   -------
Portfolio turnover rate (excluding short-term securities)                38%          130%     131%     133%     119%      103%
                                                                     ------        ------   ------   ------   ------   -------
Total return(f)                                                        7.73%(g)      7.76%    9.68%   11.39%    9.40%   (10.91%)
                                                                     ------        ------   ------   ------   ------   -------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(g)  Not annualized.

RiverSource VP - Cash Management Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                                    PERIOD ENDED               YEAR ENDED AUG. 31,
                                                                      DEC. 31,     -------------------------------------------
                                                                       2006(b)      2006     2005     2004     2003      2002
                                                                    ------------   ------   ------   ------   ------   -------
Net asset value, beginning of period                                 $ 1.00        $1.00    $1.00    $1.00    $1.00    $ 1.00
                                                                     ------        -----    -----    -----    -----    ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .02          .04      .02       --      .01       .02
                                                                     ------        -----    -----    -----    -----    ------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.02)        (.04)    (.02)      --     (.01)     (.02)
                                                                     ------        -----    -----    -----    -----    ------
Net asset value, end of period                                       $ 1.00        $1.00    $1.00    $1.00    $1.00    $ 1.00
                                                                     ------        -----    -----    -----    -----    ------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                              $1,055        $ 999    $ 688    $ 773    $ 868    $1,123
                                                                     ------        -----    -----    -----    -----    ------
Ratio of expenses to average daily net assets(c)                        .60%(d)      .67%     .70%     .69%     .70%      .69%
                                                                     ------        -----    -----    -----    -----    ------
Ratio of net investment income (loss) to average daily net assets      4.66%(d)     4.01%    1.88%     .47%     .72%     1.61%
                                                                     ------        -----    -----    -----    -----    ------
Total return(e)                                                        1.54%(f)     4.01%    1.92%     .48%     .72%     1.59%
                                                                     ------        -----    -----    -----    -----    ------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d)  Adjusted to an annual basis.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(f)  Not annualized.


88P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RiverSource VP - Core Bond Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                                    PERIOD ENDED      YEAR ENDED AUG. 31,
                                                                      DEC. 31,     -------------------------
                                                                       2006(b)      2006     2005    2004(c)
                                                                    ------------   ------   ------   -------
Net asset value, beginning of period                                  $9.77        $10.05   $10.01   $ 9.98
                                                                      -----        ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .14           .39      .31      .14
Net gains (losses) (both realized and unrealized)                       .04          (.26)     .04      .03
                                                                      -----        ------   ------   ------
Total from investment operations                                        .18           .13      .35      .17
                                                                      -----        ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.14)         (.39)    (.31)    (.14)
Distributions from realized gains                                        --          (.02)      --       --
                                                                      -----        ------   ------   ------
Total distributions                                                    (.14)         (.41)    (.31)    (.14)
                                                                      -----        ------   ------   ------
Net asset value, end of period                                        $9.81        $ 9.77   $10.05   $10.01
                                                                      -----        ------   ------   ------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                               $  66        $   63   $    58  $   36
                                                                      -----        ------   ------   ------
Ratio of expenses to average daily net assets(d),(e),(f)                .83%(g)       .86%     .95%     .95%(g)
                                                                      -----        ------   ------   ------
Ratio of net investment income (loss) to average daily net assets      4.28%(g)      3.97%    3.10%    2.33%(g)
                                                                      -----        ------   ------   ------
Portfolio turnover rate (excluding short-term securities)               106%          319%     339%     221%
                                                                      -----        ------   ------   ------
Total return(h)                                                        1.85%(i)      1.38%    3.64%    1.67%(i)
                                                                      -----        ------   ------   ------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 0.93% for the period ended Dec. 31, 2006 and 0.96%, 1.01% and 1.13% for the periods ended Aug. 31, 2006, 2005 and 2004, respectively.

(g)  Adjusted to an annual basis.

(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(i)  Not annualized.

RiverSource VP - Diversified Bond Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                                    PERIOD ENDED               YEAR ENDED AUG. 31,
                                                                      DEC. 31,     ------------------------------------------
                                                                       2006(b)      2006     2005     2004     2003     2002
                                                                    ------------   ------   ------   ------   ------   ------
Net asset value, beginning of period                                 $10.39        $10.66   $10.62   $10.40   $10.38   $10.61
                                                                     ------        ------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .16           .43      .39     .38       .44      .56
Net gains (losses) (both realized and unrealized)                       .08          (.27)     .06     .22       .02     (.23)
                                                                     ------        ------   ------   ------   ------   ------
Total from investment operations                                        .24           .16      .45     .60       .46      .33
                                                                     ------        ------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.16)         (.43)    (.41)   (.38)     (.44)    (.56)
                                                                     ------        ------   ------   ------   ------   ------
Net asset value, end of period                                       $10.47        $10.39   $10.66   $10.62   $10.40   $10.38
                                                                     ------        ------   ------   ------   ------   ------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                              $2,745        $2,325   $1,824   $1,696   $1,765   $1,814
                                                                     ------        ------   ------   ------   ------   ------
Ratio of expenses to average daily net assets(c),(d)                    .74%(e)       .80%     .82%     .81%     .81%     .80%
                                                                     ------        ------   ------   ------   ------   ------
Ratio of net investment income (loss) to average daily net
   assets                                                              4.57%(e)      4.15%    3.65%    3.60%    4.23%    5.41%
                                                                     ------        ------   ------   ------   ------   ------
Portfolio turnover rate (excluding short-term securities)               109%          292%     293%     295%     251%     167%
                                                                     ------        ------   ------   ------   ------   ------
Total return(f)                                                        2.32%(g)      1.58%    4.27%    5.84%    4.50%    3.20%
                                                                     ------        ------   ------   ------   ------   ------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(g)  Not annualized.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 89P

RiverSource VP - Diversified Equity Income Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                                    PERIOD ENDED               YEAR ENDED AUG. 31,
                                                                      DEC. 31,     -------------------------------------------
                                                                       2006(b)      2006     2005     2004     2003      2002
                                                                    ------------   ------   ------   ------   ------   -------
Net asset value, beginning of period                                 $15.09        $13.83   $11.17   $ 9.65   $ 8.41   $ 10.20
                                                                     ------        ------   ------   ------   ------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .07           .23      .20      .17      .17       .13
Net gains (losses) (both realized and unrealized)                      1.33          1.80     2.65     1.51     1.24     (1.75)
                                                                     ------        ------   ------   ------   ------   -------
Total from investment operations                                       1.40          2.03     2.85     1.68     1.41     (1.62)
                                                                     ------        ------   ------   ------   ------   -------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.05)         (.22)    (.19)    (.16)    (.17)     (.13)
Distributions from realized gains                                      (.96)         (.55)      --       --       --      (.04)
                                                                     ------        ------   ------   ------   ------   -------
Total distributions                                                   (1.01)         (.77)    (.19)    (.16)    (.17)     (.17)
                                                                     ------        ------   ------   ------   ------   -------
Net asset value, end of period                                       $15.48        $15.09   $13.83   $11.17   $ 9.65   $  8.41
                                                                     ------        ------   ------   ------   ------   -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                              $3,446        $2,877   $1,679   $  843   $  370   $   267
                                                                     ------        ------   ------   ------   ------   -------
Ratio of expenses to average daily net assets(c),(d)                    .91%(e)       .91%     .84%     .86%     .76%      .87%
                                                                     ------        ------   ------   ------   ------   -------
Ratio of net investment income (loss) to average daily net assets      1.39%(e)      1.61%    1.66%    1.77%    2.13%     1.59%
                                                                     ------        ------   ------   ------   ------   -------
Portfolio turnover rate (excluding short-term securities)                 5%           27%      25%      19%      39%       35%
                                                                     ------        ------   ------   ------   ------   -------
Total return(f)                                                        9.37%(g)     15.19%   25.59%   17.53%   17.00%   (16.16%)
                                                                     ------        ------   ------   ------   ------   -------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(g)  Not annualized.

RiverSource VP - Emerging Markets Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                                   PERIOD ENDED                YEAR ENDED AUG. 31,
                                                                     DEC. 31,    -----------------------------------------------
                                                                      2006(b)     2006     2005     2004        2003        2002
                                                                   ------------  ------   ------   ------      ------      -----
Net asset value, beginning of period                                $16.32       $13.14   $ 9.80   $ 8.44      $ 7.04      $6.68
                                                                    ------       ------   ------   ------      ------      -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          (.02)         .09      .06      .09         .04        .02
Net gains (losses) (both realized and unrealized)                     3.21         3.85     3.72     1.39        1.38        .34
                                                                    ------       ------   ------   ------      ------      -----
Total from investment operations                                      3.19         3.94     3.78     1.48        1.42        .36
                                                                    ------       ------   ------   ------      ------      -----
LESS DISTRIBUTIONS:
Dividends from net investment income                                    --         (.06)    (.06)    (.12)       (.02)        --
Distributions from realized gains                                    (2.16)        (.70)    (.38)      --          --         --
                                                                    ------       ------   ------   ------      ------      -----
Total distributions                                                  (2.16)        (.76)    (.44)    (.12)       (.02)        --
                                                                    ------       ------   ------   ------      ------      -----
Net asset value, end of period                                      $17.35       $16.32   $13.14   $ 9.80      $ 8.44      $7.04
                                                                    ------       ------   ------   ------      ------      -----
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $  548       $  427   $  192   $   46      $   16      $  10
                                                                    ------       ------   ------   ------      ------      -----
Ratio of expenses to average daily net assets(c),(d)                  1.51%(e)     1.54%    1.55%    1.61%(f)    1.75%(f)   1.68%(f)
                                                                    ------       ------   ------   ------      ------      -----
Ratio of net investment income (loss) to average daily net assets     (.36%)(e)     .68%     .58%     .65%        .67%       .31%
                                                                    ------       ------   ------   ------      ------      -----
Portfolio turnover rate (excluding short-term securities)               46%         146%     120%     117%        191%       215%
                                                                    ------       ------   ------   ------      ------      -----
Total return(g)                                                      20.17%(h)    30.97%   39.60%   17.63%      20.25%      5.45%
                                                                    ------       ------   ------   ------      ------      -----

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.67%, 2.04% and 2.36% for the years ended Aug. 31, 2004, 2003 and 2002, respectively.

(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(h)  Not annualized.


90P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RiverSource VP - Fundamental Value Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                                      PERIOD ENDED       PERIOD ENDED
                                                                    DEC. 31, 2006(b)   AUG. 31, 2006(c)
                                                                    ----------------   ----------------
Net asset value, beginning of period                                   $10.03           $ 10.06
                                                                       ------           -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              .03               .02
Net gains (losses) (both realized and unrealized)                         .91              (.03)
                                                                       ------           -------
Total from investment operations                                          .94              (.01)
                                                                       ------           -------
LESS DISTRIBUTIONS:
Dividends from net investment income                                     (.02)             (.02)
Distributions from realized gains                                        (.02)               --
Tax return of capital                                                    (.01)               --
                                                                       ------           -------
Total distributions                                                      (.05)             (.02)
                                                                       ------           -------
Net asset value, end of period                                         $10.92           $ 10.03
                                                                       ------           -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                $  397           $   232
                                                                       ------           -------
Ratio of expenses to average daily net assets(d),(e)                     1.02%(f)          1.07%(f),(g)
                                                                       ------           -------
Ratio of net investment income (loss) to average daily net assets         .83%(f)          1.27%(f)
                                                                       ------           -------
Portfolio turnover rate (excluding short-term securities)                   3%                3%
                                                                       ------           -------
Total return(h)                                                          9.30%(i)          (.05%)(i)
                                                                       ------           -------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) For the period from May 1, 2006 (date the Fund became available) to Aug. 31, 2006.

(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(f)  Adjusted to an annual basis.

(g) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses would have been 1.15% for the period ended Aug. 31, 2006.

(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(i)  Not annualized.

RiverSource VP - Global Bond Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                                    PERIOD ENDED               YEAR ENDED AUG. 31,
                                                                      DEC. 31,     ------------------------------------------
                                                                       2006(b)      2006     2005     2004     2003     2002
                                                                    ------------   ------   ------   ------   ------   ------
Net asset value, beginning of period                                 $10.79        $11.02   $10.82   $10.40   $10.02   $ 9.76
                                                                     ------        ------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .12           .30      .34      .35      .34      .38
Net gains (losses) (both realized and unrealized)                       .11          (.17)     .39      .73      .61      .36
                                                                     ------        ------   ------   ------   ------   ------
Total from investment operations                                        .23           .13      .73     1.08      .95      .74
                                                                     ------        ------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.12)         (.31)    (.53)    (.66)    (.57)    (.48)
Distributions from realized gains                                        --          (.05)      --       --       --       --
                                                                     ------        ------   ------   ------   ------   ------
Total distributions                                                    (.12)         (.36)    (.53)    (.66)    (.57)    (.48)
                                                                     ------        ------   ------   ------   ------   ------
Net asset value, end of period                                       $10.90        $10.79   $11.02   $10.82   $10.40   $10.02
                                                                     ------        ------   ------   ------   ------   ------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                              $  782        $  692   $  575   $  409   $  312   $  233
                                                                     ------        ------   ------   ------   ------   ------
Ratio of expenses to average daily net assets(c),(d)                   1.00%(e)      1.06%    1.08%    1.08%    1.09%    1.08%
                                                                     ------        ------   ------   ------   ------   ------
Ratio of net investment income (loss) to average daily net assets      3.22%(e)      2.85%    2.63%    2.76%    3.08%    3.92%
                                                                     ------        ------   ------   ------   ------   ------
Portfolio turnover rate (excluding short-term securities)                20%           65%      79%     105%     102%      46%
                                                                     ------        ------   ------   ------   ------   ------
Total return(f)                                                        2.15%(g)      1.27%    6.75%   10.57%    9.56%    7.83%
                                                                     ------        ------   ------   ------   ------   ------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(g)  Not annualized.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 91P

RiverSource VP - Global Inflation Protected Securities Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                                    PERIOD ENDED   YEAR ENDED AUG. 31,
                                                                      DEC. 31,     -------------------
                                                                       2006(b)      2006       2005(c)
                                                                    ------------   ------      -------
Net asset value, beginning of period                                 $10.04        $10.19      $10.00
                                                                     ------        ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .06           .47         .32
Net gains (losses) (both realized and unrealized)                      (.10)         (.26)        .19
                                                                     ------        ------      ------
Total from investment operations                                       (.04)          .21         .51
                                                                     ------        ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.24)         (.34)       (.32)
Distributions from realized gains                                        --          (.02)         --
                                                                     ------        ------      ------
Total distributions                                                    (.24)         (.36)       (.32)
                                                                     ------        ------      ------
Net asset value, end of period                                       $ 9.76        $10.04      $10.19
                                                                     ------        ------      ------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                              $  582        $  403      $  116
                                                                     ------        ------      ------
Ratio of expenses to average daily net assets(d),(e)                    .72%(f)       .72%(g)     .75%(f),(g)
                                                                     ------        ------      ------
Ratio of net investment income (loss) to average daily net assets      1.09%(f)      4.23%       3.42%(f)
                                                                     ------        ------      ------
Portfolio turnover rate (excluding short-term securities)                --%           75%         29%
                                                                     ------        ------      ------
Total return(h)                                                        (.49%)(i)     2.18%       5.22%(i)
                                                                     ------        ------      ------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) For the period from Sept. 13, 2004 (date the Fund became available) to Aug. 31, 2005.

(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(f)  Adjusted to an annual basis.

(g) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 0.77% and 0.87% for the periods ended Aug. 31, 2006 and 2005, respectively.

(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(i)  Not annualized.

RiverSource VP - Growth Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                                    PERIOD ENDED               YEAR ENDED AUG. 31,
                                                                      DEC. 31,     -------------------------------------------
                                                                       2006(b)      2006     2005     2004     2003     2002
                                                                    ------------   ------   ------   ------   ------   -------
Net asset value, beginning of period                                  $6.93        $ 6.61   $ 5.69   $ 5.45   $ 5.00   $  6.48
                                                                      -----        ------   ------   ------   ------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .01           .06      .03      .02      .01        --
Net gains (losses) (both realized and unrealized)                       .57           .33      .91      .24      .45     (1.48)
                                                                      -----        ------   ------   ------   ------   -------
Total from investment operations                                        .58           .39      .94      .26      .46     (1.48)
                                                                      -----        ------   ------   ------   ------   -------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.01)         (.07)    (.02)    (.02)    (.01)       --
                                                                      -----        ------   ------   ------   ------   -------
Net asset value, end of period                                        $7.50        $ 6.93   $ 6.61   $ 5.69   $ 5.45   $  5.00
                                                                      -----        ------   ------   ------   ------   -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                               $ 640        $  612   $  392   $  261   $  223   $   144
                                                                      -----        ------   ------   ------   ------   -------
Ratio of expenses to average daily net assets(c),(d)                   1.01%(e)       .91%     .92%     .85%     .99%      .81%
                                                                      -----        ------   ------   ------   ------   -------
Ratio of net investment income (loss) to average daily net assets       .59%(e)      1.04%     .42%     .27%     .20%       --%
                                                                      -----        ------   ------   ------   ------   -------
Portfolio turnover rate (excluding short-term securities)                30%          156%     154%     192%     199%      272%
                                                                      -----        ------   ------   ------   ------   -------
Total return(f)                                                        8.27%(g)      5.79%   16.74%    4.64%    9.29%   (22.80%)
                                                                      -----        ------   ------   ------   ------   -------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(g)  Not annualized.


92P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RiverSource VP - High Yield Bond Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                                    PERIOD ENDED               YEAR ENDED AUG. 31,
                                                                      DEC. 31,     -------------------------------------------
                                                                       2006(b)      2006     2005     2004     2003     2002
                                                                    ------------   ------   ------   ------   ------   -------
Net asset value, beginning of period                                 $ 6.68        $ 6.76   $ 6.60   $ 6.22   $ 5.66   $ 6.83
                                                                     ------        ------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .16           .47      .44      .47      .48      .56
Net gains (losses) (both realized and unrealized)                       .19          (.09)     .16      .38      .54    (1.17)
                                                                     ------        ------   ------   ------   ------   ------
Total from investment operations                                        .35           .38      .60      .85     1.02     (.61)
                                                                     ------        ------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.18)         (.46)    (.44)    (.47)    (.46)    (.56)
                                                                     ------        ------   ------   ------   ------   ------
Net asset value, end of period                                       $ 6.85        $ 6.68   $ 6.76   $ 6.60   $ 6.22   $ 5.66
                                                                     ------        ------   ------   ------   ------   ------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                              $1,216        $1,192   $1,246   $1,130   $  843   $  577
                                                                     ------        ------   ------   ------   ------   ------
Ratio of expenses to average daily net assets(c),(d)                    .88%(e)       .87%     .83%     .82%     .83%     .83%
                                                                     ------        ------   ------   ------   ------   ------
Ratio of net investment income (loss) to average daily net assets      7.35%(e)      7.02%    6.58%    7.30%    8.31%    8.91%
                                                                     ------        ------   ------   ------   ------   ------
Portfolio turnover rate (excluding short-term securities)                29%          106%     106%     139%     141%     135%
                                                                     ------        ------   ------   ------   ------   ------
Total return(f)                                                        5.43%(g)      5.76%    9.31%   14.03%   18.81%   (9.33%)
                                                                     ------        ------   ------   ------   ------   ------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(g)  Not annualized.

RiverSource VP - Income Opportunities Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                                    PERIOD ENDED       YEAR ENDED AUG. 31,
                                                                      DEC. 31,     ----------------------------
                                                                       2006(b)      2006     2005       2004(c)
                                                                    ------------   ------   ------      -------
Net asset value, beginning of period                                 $10.08        $10.39   $10.29      $ 9.93
                                                                     ------        ------   ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .22           .64      .59         .15
Net gains (losses) (both realized and unrealized)                       .24          (.26)     .18         .36
                                                                     ------        ------   ------      ------
Total from investment operations                                        .46           .38      .77         .51
                                                                     ------        ------   ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.22)         (.64)    (.59)       (.15)
Distributions from realized gains                                        --          (.05)    (.08)         --
                                                                     ------        ------   ------      ------
Total distributions                                                    (.22)         (.69)    (.67)       (.15)
                                                                     ------        ------   ------      ------
Net asset value, end of period                                       $10.32        $10.08   $10.39      $10.29
                                                                     ------        ------   ------      ------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                              $  409        $  259   $   45      $   16
                                                                     ------        ------   ------      ------
Ratio of expenses to average daily net assets(d),(e)                    .90%(f)       .96%     .99%(g)     .99%(f),(g)
                                                                     ------        ------   ------      ------
Ratio of net investment income (loss) to average daily net assets      6.72%(f)      6.39%    5.69%       6.03%(f)
                                                                     ------        ------   ------      ------
Portfolio turnover rate (excluding short-term securities)                29%           87%      93%         36%
                                                                     ------        ------   ------      ------
Total return(h)                                                        4.66%(i)      3.76%    7.73%       5.17%(i)
                                                                     ------        ------   ------      ------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) For the period from June 1, 2004 (date the Fund became available) to Aug. 31, 2004.

(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(f)  Adjusted to an annual basis.

(g) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.03% and 1.55% for the periods ended Aug. 31, 2005 and 2004, respectively.

(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(i)  Not annualized.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 93P

RiverSource VP - International Opportunity Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                                    PERIOD ENDED               YEAR ENDED AUG. 31,
                                                                      DEC. 31,     -------------------------------------------
                                                                       2006(b)      2006     2005     2004     2003      2002
                                                                    ------------   ------   ------   ------   ------   -------
Net asset value, beginning of period                                 $12.24        $10.02   $ 8.23   $ 7.19   $7.00    $  8.39
                                                                     ------        ------   ------   ------   -----    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .02           .12      .11      .08     .08        .07
Net gains (losses) (both realized and unrealized)                      1.04          2.27     1.80     1.05     .16      (1.35)
                                                                     ------        ------   ------   ------   -----    -------
Total from investment operations                                       1.06          2.39     1.91     1.13     .24      (1.28)
                                                                     ------        ------   ------   ------   -----    -------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.10)         (.17)    (.12)    (.09)   (.05)      (.07)
Distributions from realized gains                                        --            --       --       --      --       (.01)
Excess  distributions  from  net  investment income                      --            --       --       --      --       (.03)
Tax return of capital                                                  (.01)           --       --       --      --         --
                                                                     ------        ------   ------   ------   -----    -------
Total distributions                                                    (.11)         (.17)    (.12)    (.09)   (.05)      (.11)
                                                                     ------        ------   ------   ------   -----    -------
Net asset value, end of period                                       $13.19        $12.24   $10.02   $ 8.23   $7.19    $  7.00
                                                                     ------        ------   ------   ------   -----    -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                              $1,311        $1,266   $1,184   $  974   $ 738    $   873
                                                                     ------        ------   ------   ------   -----    -------
Ratio of expenses to average daily net assets(c),(d)                   1.08%(e)      1.12%    1.04%     .98%   1.06%      1.07%
                                                                     ------        ------   ------   ------   -----    -------
Ratio of net investment income (loss) to average daily net assets       .55%(e)      1.04%    1.19%     .99%   1.19%       .83%
                                                                     ------        ------   ------   ------   -----    -------
Portfolio turnover rate (excluding short-term securities)                20%           74%      90%     142%    102%       140%
                                                                     ------        ------   ------   ------   -----    -------
Total return(f)                                                        8.72%(g)     23.82%   23.29%   15.77%   3.48%    (15.38%)
                                                                     ------        ------   ------   ------   -----    -------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(g)  Not annualized.

RiverSource VP - Large Cap Equity Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                                    PERIOD ENDED               YEAR ENDED AUG. 31,
                                                                      DEC. 31,     -------------------------------------------
                                                                       2006(b)      2006     2005     2004     2003      2002
                                                                    ------------   ------   ------   ------   ------   -------
Net asset value, beginning of period                                 $22.91        $21.48   $19.32   $18.04   $16.48   $ 20.87
                                                                     ------        ------   ------   ------   ------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .09           .29      .24      .14      .10       .10
Net gains (losses) (both realized and unrealized)                      2.10          1.43     2.15     1.28     1.56     (2.83)
                                                                     ------        ------   ------   ------   ------   -------
Total from investment operations                                       2.19          1.72     2.39     1.42     1.66     (2.73)
                                                                     ------        ------   ------   ------   ------   -------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.06)         (.29)    (.23)    (.14)    (.10)     (.09)
Distributions from realized gains                                        --            --       --       --       --     (1.57)
                                                                     ------        ------   ------   ------   ------   -------
Total distributions                                                    (.06)         (.29)    (.23)    (.14)    (.10)    (1.66)
                                                                     ------        ------   ------   ------   ------   -------
Net asset value, end of period                                       $25.04        $22.91   $21.48   $19.32   $18.04   $ 16.48
                                                                     ------        ------   ------   ------   ------   -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                              $3,737        $3,733   $2,510   $2,535   $1,982   $ 2,227
                                                                     ------        ------   ------   ------   ------   -------
Ratio of expenses to average daily net assets(c),(d)                    .83%(e)       .82%     .80%     .85%     .85%      .80%
                                                                     ------        ------   ------   ------   ------   -------
Ratio of net investment income (loss) to average daily net assets      1.16%(e)      1.30%    1.13%     .72%     .62%      .52%
                                                                     ------        ------   ------   ------   ------   -------
Portfolio turnover rate (excluding short-term securities)                21%           85%     132%     114%     115%      146%
                                                                     ------        ------   ------   ------   ------   -------
Total return(f)                                                        9.59%(g)      8.02%   12.42%    7.87%   10.16%   (14.08%)
                                                                     ------        ------   ------   ------   ------   -------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(g)  Not annualized.


94P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RiverSource VP - Large Cap Value Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                                    PERIOD ENDED      YEAR ENDED AUG. 31,
                                                                      DEC. 31,     -------------------------
                                                                       2006(b)      2006     2005    2004(c)
                                                                    ------------   ------   ------   -------
Net asset value, beginning of period                                 $11.71        $10.99   $10.00   $ 9.99
                                                                     ------        ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .05           .17      .14      .05
Net gains (losses) (both realized and unrealized)                      1.13           .98     1.06      .02
                                                                     ------        ------   ------   ------
Total from investment operations                                       1.18          1.15     1.20      .07
                                                                     ------        ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.05)         (.17)    (.14)    (.06)
Distributions from realized gains                                      (.61)         (.26)    (.07)      --
                                                                     ------        ------   ------   ------
Total distributions                                                    (.66)         (.43)    (.21)    (.06)
                                                                     ------        ------   ------   ------
Net asset value, end of period                                       $12.23        $11.71   $10.99   $10.00
                                                                     ------        ------   ------   ------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                              $   25        $   21   $   15   $    7
                                                                     ------        ------   ------   ------
Ratio of expenses to average daily net assets(d),(e),(f)               1.05%(g)      1.02%    1.05%    1.05%(g)
                                                                     ------        ------   ------   ------
Ratio of net investment income (loss) to average daily net assets      1.33%(g)      1.55%    1.37%    1.03%(g)
                                                                     ------        ------   ------   ------
Portfolio turnover rate (excluding short-term securities)                13%           49%      52%      24%
                                                                     ------        ------   ------   ------
Total return(h)                                                       10.15%(i)     10.75%   12.04%     .69%(i)
                                                                     ------        ------   ------   ------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.23% for the period ended Dec. 31, 2006 and 1.20%, 2.55% and 2.85% for the periods ended Aug. 31, 2006, 2005 and 2004, respectively.

(g)  Adjusted to an annual basis.

(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(i)  Not annualized.

RiverSource VP - Mid Cap Growth Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                                    PERIOD ENDED                YEAR ENDED AUG. 31,
                                                                      DEC. 31,     ---------------------------------------------
                                                                       2006(b)      2006      2005      2004     2003      2002
                                                                    ------------   ------    ------    ------   ------   -------
Net asset value, beginning of period                                 $10.96        $12.43    $10.11    $10.09   $ 8.54   $  9.57
                                                                     ------        ------    ------    ------   ------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .03          (.01)     (.04)     (.05)    (.05)     (.04)
Net gains (losses) (both realized and unrealized)                       .91          (.44)     2.36       .07     1.60      (.99)
                                                                     ------        ------    ------    ------   ------   -------
Total from investment operations                                        .94          (.45)     2.32       .02     1.55     (1.03)
                                                                     ------        ------    ------    ------   ------   -------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.03)           --        --        --       --        --
Distributions from realized gains                                      (.45)        (1.02)       --        --       --        --
                                                                     ------        ------    ------    ------   ------   -------
Total distributions                                                    (.48)        (1.02)       --        --       --        --
                                                                     ------        ------    ------    ------   ------   -------
Net asset value, end of period                                       $11.42        $10.96    $12.43    $10.11   $10.09   $  8.54
                                                                     ------        ------    ------    ------   ------   -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                              $  690        $  709    $  255    $  225   $  170   $    72
                                                                     ------        ------    ------    ------   ------   -------
Ratio of expenses to average daily net assets(c),(d)                    .88%(e)       .92%      .82%      .85%    1.06%     1.10%(f)
                                                                     ------        ------    ------    ------   ------   -------
Ratio of net investment income (loss) to average daily net assets       .70%(e)      (.14%)    (.32%)    (.49%)   (.71%)    (.76%)
                                                                     ------        ------    ------    ------   ------   -------
Portfolio turnover rate (excluding short-term securities)                24%           43%       34%       25%      19%       20%
                                                                     ------        ------    ------    ------   ------   -------
Total return(g)                                                        8.54%(h)     (4.43%)   23.03%      .13%   18.20%   (10.77%)
                                                                     ------        ------    ------    ------   ------   -------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses would have been 1.39% for the year ended Aug. 31, 2002.

(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(h)  Not annualized.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 95P

RiverSource VP - Mid Cap Value Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                             PERIOD ENDED   YEAR ENDED AUG. 31,
                                                               DEC. 31,     -------------------
                                                                2006(b)       2006     2005(c)
                                                             ------------   -------    -------
Net asset value, beginning of period                          $12.65        $11.42     $10.15
                                                              ------        ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                     .05           .09        .01
Net gains (losses) (both realized and unrealized)                .98          1.27       1.28
                                                              ------        ------     ------
Total from investment operations                                1.03          1.36       1.29
                                                              ------        ------     ------
LESS DISTRIBUTIONS:
Dividends from net investment income                            (.05)         (.09)      (.02)
Distributions from realized gain                                (.14)         (.04)        --
                                                              ------        ------     ------
Total distributions                                             (.19)         (.13)      (.02)
                                                              ------        ------     ------
Net asset value, end of period                                $13.49        $12.65     $11.42
                                                              ------        ------     ------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                       $  370        $  228     $    7
                                                              ------        ------     ------
Ratio of expenses to average daily net assets(d),(e)            1.07%(f)      1.11%(g)   1.08%(f),(g)
                                                              ------        ------     ------
Ratio of net investment income (loss) to average daily net
   assets                                                       1.23%(f)      1.02%       .62%(f)
                                                              ------        ------     ------
Portfolio turnover rate (excluding short-term securities)          4%           60%         7%
                                                              ------        ------     ------
Total return(h)                                                 8.07%(i)     11.93%     12.70%(i)
                                                              ------        ------     ------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) For the period from May 2, 2005 (date the Fund became available) to Aug. 31, 2005.

(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(f)  Adjusted to an annual basis.

(g) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.44% and 2.97% for the periods ended Aug. 31, 2006 and 2005, respectively.

(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(i)  Not annualized.

RiverSource VP - S&P 500 Index Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                                 PERIOD ENDED               YEAR ENDED AUG. 31,
                                                                   DEC. 31,     ---------------------------------------------
                                                                    2006(b)      2006      2005     2004      2003      2002
                                                                 ------------   -----     ------   ------   -------   -------
Net asset value, beginning of period                               $8.85        $8.30     $ 7.54   $ 6.88   $  6.24   $  7.71
                                                                   -----        -----     ------   ------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         .04          .13        .13      .09       .08       .07
Net gains (losses) (both realized and unrealized)                    .77          .57        .76      .66       .64     (1.47)
                                                                   -----        -----     ------   ------   -------   -------
Total from investment operations                                     .81          .70        .89      .75       .72     (1.40)
                                                                   -----        -----     ------   ------   -------   -------
LESS DISTRIBUTIONS:
Dividends from net investment income                                (.03)        (.13)      (.13)    (.09)     (.08)     (.07)
Distributions from realized gains                                   (.04)        (.02)        --       --        --        --
                                                                   -----        -----     ------   ------   -------   -------
Total distributions                                                 (.07)        (.15)      (.13)    (.09)     (.08)     (.07)
                                                                   -----        -----     ------   ------   -------   -------
Net asset value, end of period                                     $9.59        $8.85     $ 8.30   $ 7.54   $  6.88   $  6.24
                                                                   -----        -----     ------   ------   -------   -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            $ 392        $ 367     $  367   $  283   $   171   $    99
                                                                   -----        -----     ------   ------   -------   -------
Ratio of expenses to average daily net assets(c),(d),(e)             .50%(f)      .50%       .50%     .49%      .50%      .50%
                                                                   -----        -----     ------   ------   -------   -------
Ratio of net investment income (loss) to average daily net assets   1.44%(f)     1.46%      1.65%    1.21%     1.31%     1.01%
                                                                   -----        -----     ------   ------   -------   -------
Portfolio turnover rate (excluding short-term securities)              2%           6%         5      --%         5%       72%
                                                                   -----        -----     ------   ------   -------   -------
Total return(g)                                                     9.27%(h)     8.38%(i)  11.98%   10.84%    11.51%   (18.29%)
                                                                   -----        -----     ------   ------   -------   -------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 0.51% for the period ended Dec. 31, 2006 and 0.53%, 0.56%, 0.57%, 0.64% and 0.82% for the years ended Aug. 31, 2006, 2005, 2004, 2003 and
     2002, respectively.

(f)  Adjusted to an annual basis.

(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(h)  Not annualized.

(i) The Fund received a one time transaction fee reimbursement by Ameriprise Trust Company. Had the Fund not received this reimbursement, the total return would have been lower by 0.06%.


96P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RiverSource VP - Select Value Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                             PERIOD ENDED      YEAR ENDED AUG. 31,
                                                               DEC. 31,     -------------------------
                                                                2006(b)      2006     2005    2004(c)
                                                             ------------   ------   ------   -------
Net asset value, beginning of period                          $11.72        $11.45   $ 9.95    $9.98
                                                              ------        ------   ------    -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                     .04           .25      .05      .02
Net gains (losses) (both realized and unrealized)                .79           .44     1.55     (.03)
                                                              ------        ------   ------    -----
Total from investment operations                                 .83           .69     1.60     (.01)
                                                              ------        ------   ------    -----
LESS DISTRIBUTIONS:
Dividends from net investment income                            (.03)         (.25)    (.05)    (.02)
Distributions from realized gains                              (1.15)         (.17)    (.05)      --
                                                              ------        ------   ------    -----
Total distributions                                            (1.18)         (.42)    (.10)    (.02)
                                                              ------        ------   ------    -----
Net asset value, end of period                                $11.37        $11.72   $11.45    $9.95
                                                              ------        ------   ------    -----
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                       $   28        $   27   $   23    $   9
                                                              ------        ------   ------    -----
Ratio of expenses to average daily net assets(d),(e),(f)        1.09%(g)      1.08%    1.15%    1.15%(g)
                                                              ------        ------   ------    -----
Ratio of net investment income (loss) to average daily net
   assets                                                        .95%(g)      2.19%     .45%     .50%(g)
                                                              ------        ------   ------    -----
Portfolio turnover rate (excluding short-term securities)        112%           35%      31%      13%
                                                              ------        ------   ------    -----
Total return(h)                                                 7.13%(i)      6.17%   16.18%    (.11%)(i)
                                                              ------        ------   ------    -----

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.22% for the period ended Dec. 31, 2006 and 1.19%, 1.17% and 1.97% for the periods ended Aug. 31, 2006, 2005 and 2004, respectively.

(g)  Adjusted to an annual basis.

(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(i)  Not annualized.

RiverSource VP - Short Duration U.S. Government Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                            PERIOD ENDED               YEAR ENDED AUG. 31,
                                                              DEC. 31,     ------------------------------------------
                                                               2006(b)      2006     2005     2004     2003     2002
                                                            ------------   ------   ------   ------   ------   ------
Net asset value, beginning of period                         $10.11        $10.21   $10.34   $10.46   $10.55   $10.34
                                                             ------        ------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    .13           .36      .27      .25      .27      .34
Net gains (losses) (both realized and unrealized)               .02          (.10)    (.13)    (.07)    (.05)     .23
                                                             ------        ------   ------   ------   ------   ------
Total from investment operations                                .15           .26      .14      .18      .22      .57
                                                             ------        ------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (.13)         (.36)    (.27)    (.25)    (.27)    (.34)
Distributions from realized gains                                --            --       --     (.05)    (.04)    (.02)
                                                             ------        ------   ------   ------   ------   ------
Total distributions                                            (.13)         (.36)    (.27)    (.30)    (.31)    (.36)
                                                             ------        ------   ------   ------   ------   ------
Net asset value, end of period                               $10.13        $10.11   $10.21   $10.34   $10.46   $10.55
                                                             ------        ------   ------   ------   ------   ------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                      $  457        $  463   $  484   $  506   $  479   $  276
                                                             ------        ------   ------   ------   ------   ------
Ratio of expenses to average daily net assets(c),(d)            .77%(e)       .82%     .83%     .82%     .82%     .83%
                                                             ------        ------   ------   ------   ------   ------
Ratio of net investment income (loss) to average daily
   net assets                                                  3.97%(e)      3.55%    2.67%    2.36%    2.47%    3.24%
                                                             ------        ------   ------   ------   ------   ------
Portfolio turnover rate (excluding short-term securities)        58%          236%     171%     135%     179%     292%
                                                             ------        ------   ------   ------   ------   ------
Total return(f)                                               1.55%(g)       2.61%    1.43%    1.70%    2.06%    5.42%
                                                             ------        ------   ------   ------   ------   ------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(g)  Not annualized.


                          RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS 97P

RiverSource VP - Small Cap Advantage Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                            PERIOD ENDED               YEAR ENDED AUG. 31,
                                                              DEC. 31,     -------------------------------------------
                                                               2006(b)      2006     2005     2004     2003      2002
                                                            ------------   ------   ------   ------   ------   -------
Net asset value, beginning of period                         $ 13.80       $15.11   $12.64   $11.25   $ 8.79   $ 10.13
                                                             -------       ------   ------   ------   ------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                     .01           --     (.04)    (.05)    (.02)     (.02)
Net gains (losses) (both realized and unrealized)               1.11          .61     3.14     1.44     2.48     (1.32)
                                                             -------       ------   ------   ------   ------   -------
Total from investment operations                                1.12          .61     3.10     1.39     2.46     (1.34)
                                                             -------       ------   ------   ------   ------   -------
LESS DISTRIBUTIONS:
Dividends from net investment income                            (.01)          --       --       --       --        --
Distributions from realized gains                              (1.88)       (1.92)    (.63)      --       --        --
                                                             -------       ------   ------   ------   ------   -------
Total distributions                                            (1.89)       (1.92)    (.63)      --       --        --
                                                             -------       ------   ------   ------   ------   -------
Net asset value, end of period                               $ 13.03       $13.80   $15.11   $12.64   $11.25   $  8.79
                                                             -------       ------   ------   ------   ------   -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                      $   220       $  218   $  235   $  184   $  102   $    59
                                                             -------       ------   ------   ------   ------   -------
Ratio of expenses to average daily net assets(c),(d)            1.08%(e)     1.06%    1.07%    1.10%    1.19%     1.11%
                                                             -------       ------   ------   ------   ------   -------
Ratio of net investment income (loss) to average daily
   net assets                                                    .22%(e)     (.02%)   (.28%)   (.42%)   (.20%)    (.21%)
                                                             -------       ------   ------   ------   ------   -------
Portfolio turnover rate (excluding short-term securities)         74%         132%     112%     104%     124%      156%
                                                             -------       ------   ------   ------   ------   -------
Total return(f)                                                 8.14%(g)     4.40%   24.88%   12.40%   27.96%   (13.28%)
                                                             -------       ------   ------   ------   ------   -------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(g)  Not annualized.

RiverSource VP - Small Cap Value Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                            PERIOD ENDED               YEAR ENDED AUG. 31,
                                                              DEC. 31,     --------------------------------------------
                                                               2006(b)      2006       2005     2004     2003     2002
                                                            ------------   ------     ------   ------   ------   ------
Net asset value, beginning of period                        $15.06         $14.46     $13.10   $11.39   $ 9.52   $ 9.84
                                                            ------         ------     ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   .02            .06        .02     (.02)    (.03)    (.03)
Net gains (losses) (both realized and unrealized)             1.46           1.61       2.53     1.92     1.95     (.29)
                                                            ------         ------     ------   ------   ------   ------
Total from investment operations                              1.48           1.67       2.55     1.90     1.92     (.32)
                                                            ------         ------     ------   ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (.02)          (.06)      (.01)      --     (.01)      --
Distributions from realized gains                            (1.63)         (1.01)     (1.18)    (.19)    (.04)      --
                                                            ------         ------     ------   ------   ------   ------
Total distributions                                          (1.65)         (1.07)     (1.19)    (.19)    (.05)      --
                                                            ------         ------     ------   ------   ------   ------
Net asset value, end of period                              $14.89         $15.06     $14.46   $13.10   $11.39   $ 9.52
                                                            ------         ------     ------   ------   ------   ------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $  619         $  549     $  412   $  229   $  134   $   63
                                                            ------         ------     ------   ------   ------   ------
Ratio of expenses to average daily net assets(c),(d)          1.26%(e),(f)   1.24%(f)   1.28%    1.27%    1.55%    1.48%
                                                            ------         ------     ------   ------   ------   ------
Ratio of net investment income (loss) to average daily
   net assets                                                  .48%(e)        .41%       .12%    (.20%)   (.43%)   (.67%)
                                                            ------         ------     ------   ------   ------   ------
Portfolio turnover rate (excluding short-term securities)       23%           102%        65%      84%      87%      12%
                                                            ------         ------     ------   ------   ------   ------
Total return(g)                                               9.99%(h)      12.28%     20.02%   16.78%   20.24%   (3.19%)
                                                            ------         ------     ------   ------   ------   ------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.32% for the period ended Dec. 31, 2006 and 1.28% for the year ended Aug. 31, 2006.

(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(h)  Not annualized.


98P RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS

RIVERSOURCE VARIABLE PORTFOLIO FUNDS
734 Ameriprise Financial Center
Minneapolis, MN 55474

Additional information about the Funds and their investments is available in the Funds' SAI, and annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds' performance during their most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Funds or to make a shareholder inquiry, contact your financial advisor, investment professional or RiverSource Variable Portfolio Funds at (888) 791-3380 or through the address listed above.

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.

Investment Company Act File #s:

RiverSource Variable Portfolio - Balanced Fund                          811-4252
RiverSource Variable Portfolio - Cash Management Fund                   811-3190
RiverSource Variable Portfolio - Core Bond Fund                         811-3219
RiverSource Variable Portfolio - Diversified Bond Fund                  811-3219
RiverSource Variable Portfolio - Diversified Equity Income Fund         811-4252
RiverSource Variable Portfolio - Emerging Markets Fund                  811-3218
RiverSource Variable Portfolio - Fundamental Value Fund                811-10383
RiverSource Variable Portfolio - Global Bond Fund                       811-3219
RiverSource Variable Portfolio - Global Inflation Protected
   Securities Fund                                                      811-3219
RiverSource Variable Portfolio - Growth Fund                            811-3218
RiverSource Variable Portfolio - High Yield Bond Fund                   811-3219
RiverSource Variable Portfolio - Income Opportunities Fund              811-3219
RiverSource Variable Portfolio - International Opportunity Fund         811-3218
RiverSource Variable Portfolio - Large Cap Equity Fund                  811-3218
RiverSource Variable Portfolio - Large Cap Value Fund                   811-3218
RiverSource Variable Portfolio - Mid Cap Growth Fund                    811-3218
RiverSource Variable Portfolio - Mid Cap Value Fund                     811-3218
RiverSource Variable Portfolio - S&P 500 Index Fund                     811-3218
RiverSource Variable Portfolio - Select Value Fund                     811-10383
RiverSource Variable Portfolio - Short Duration U.S. Government Fund    811-3219
RiverSource Variable Portfolio - Small Cap Advantage Fund               811-3218
RiverSource Variable Portfolio - Small Cap Value Fund                  811-10383

                                                             S-6466-99 AA (5/07)